                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.   3      (File No. 33-63907)              X
                            ---------                              ---------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.             5    (File No. 811-7403)                     X
                      -------                                      ---------

STRATEGIST GROWTH AND INCOME FUND, INC.
(formerly Express Direct Growth and Income Fund, Inc.)
IDS Tower 10, Minneapolis, Minnesota 55440-0010

Eileen J. Newhouse - IDS Tower 10,
Minneapolis, Minnesota 55440-0010
(612) 671-2772

It is proposed that this filing will become effective (check appropriate box)

         immediately upon filing pursuant to paragraph (b)
     X   on Nov. 27, 1998 pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Growth and Income Trust has also executed this Amendment to the Registration Statement.

Strategist Growth and Income Fund, Inc.


Prospectus
Nov. 27, 1998

This prospectus describes four no-load mutual funds. Strategist Growth and Income Fund, Inc. is a mutual fund with four series of capital stock representing interests in Strategist Balanced Fund, Strategist Equity Fund, Strategist Equity Income Fund and Strategist Total Return Fund. Each Fund has its own goals and investment policies.


Each Fund seeks to provide shareholders with current income and growth of capital.

Each Fund has chosen to participate in a master/feeder structure. Each Fund seeks to achieve its goals by investing all of its assets in a corresponding Portfolio of Growth and Income Trust. Each Portfolio is managed by American Express Financial Corporation and has the same goals as the corresponding Fund. This arrangement is commonly known as a master/feeder structure.

This prospectus contains facts that can help you decide if one or more of the Funds is the right investment for you. Read it before you invest and keep it for future reference.

Additional facts about the Funds are in a Statement of Additional Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated by reference. For a free copy, contact American Express Financial Direct.

Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please note that these Funds:
o are not bank deposits
o are not federally insured
o are not endorsed by any bank or government agency
o are not guaranteed to achieve their goals

American Express Financial Direct
P.O. Box 59196
Minneapolis, MN
55459-0196
800-AXP-SERV
TTY: 800-710-5260
Web site address: http://www.americanexpress.com/direct

Table of contents

The Funds in brief
Goals and types of Fund investments and their risks
Structure of the Funds
Manager and distributor
Portfolio managers

Fund expenses

Performance
Financial highlights
Total returns

Investment policies and risks
Facts about investments and their risks
Valuing Fund shares

How to purchase, exchange or redeem shares
How to purchase shares
How to exchange shares
How to redeem shares
Methods of exchanging or redeeming shares
Systematic purchase plans
Other important information

Special shareholder services
Services
Quick telephone reference

Distributions and taxes
Dividend and capital gain distributions
Reinvestments
Taxes
How to determine the correct TIN

How the Funds and Portfolios are organized
Shares
Voting rights
Shareholder meetings
Special considerations regarding master/feeder structure
Board members and officers
Investment manager
Administrator and transfer agent
Distributor


About the Advisor
Year 2000


Appendix A: Description of corporate bond ratings
Appendix B: Descriptions of derivative instruments

The Funds in brief

Strategist Growth and Income Fund, Inc. (the Company) is a mutual fund with four series of capital stock representing interests in Strategist Balanced Fund (Balanced Fund), Strategist Equity Fund (Equity Fund), Strategist Equity Income Fund (Equity Income Fund) and Strategist Total Return Fund (Total Return Fund) (collectively referred to as the Funds). Each Fund is a diversified mutual fund with its own goals and investment policies. Each of the Funds seeks to achieve its own goals by investing all of its assets in a corresponding series (the Portfolio) of Growth and Income Trust (the Trust) rather than by directly investing in and managing its own portfolio of securities.

Goals and types of Fund investments and their risks

Balanced Fund seeks to provide shareholders with a balance of growth of capital and current income. It does so by investing all of its assets in Balanced Portfolio, a diversified mutual fund that balances its investments between common stocks and senior securities (preferred stocks and debt securities) issued by U.S. and foreign companies. No more than 65% of Balanced Portfolio's total assets will be invested in common stocks and no less than 35% in senior securities, convertible securities, derivative instruments and money market instruments.

Equity Fund seeks to provide shareholders with current income and growth of capital. It does so by investing all of its assets in Equity Portfolio, a diversified mutual fund that invests primarily in common stocks and securities convertible into common stock of U.S. and foreign companies. It also may invest in preferred stocks, debt securities, foreign securities, derivative instruments and money market instruments.

Equity Income Fund seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital. It does so by investing all of its assets in Equity Income Portfolio, a diversified mutual fund that invests primarily in dividend-paying stocks. The Portfolio also invests in other common stocks, foreign securities, convertible securities, debt securities, derivative instruments and money market instruments.

Total Return Fund seeks to provide shareholders maximum total return through a combination of growth of capital and current income. It does so by investing all of its assets in Total Return Portfolio, a diversified mutual fund that invests in U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Portfolio provides diversification among these major investment categories. The Portfolio has a target mix that represents the way the Portfolio's investments will be allocated over the long term. This mix will vary over short-term periods based on the management team's outlook for the different markets. The Portfolio may also use derivative instruments.

Because investments involve risk, a Fund cannot guarantee achieving its goals.

Structure of the Funds

Each Fund uses what is commonly known as a master/feeder structure. This means that the Fund (the feeder fund) invests all of its assets in the Portfolio (the master fund). The Portfolio invests in and manages the securities and has the same goals and investment policies as the Fund. This structure is described in more detail in the section captioned "Special considerations regarding master/feeder structure." Here is an illustration of the structure:

                                 Investors
                               buy shares in
                                 the Fund

                                 The Fund
                                invests in
                               the Portfolio

                         The Portfolio invests in
                        securities, such as stocks
                                 or bonds

Manager and distributor


Each Portfolio is managed by American Express Financial Corporation (the Advisor), a provider of financial services since 1894. The Advisor currently manages more than $74 billion in assets. These assets are managed by a team of highly skilled, experienced professionals, backed by one of the nation's largest investment departments. Our team of professionals includes portfolio managers, economists and supporting staff, stock and bond analysts including Chartered Financial Analysts, and investment managers and researchers based in London and Hong Kong who add a global dimension to our expertise.


Shares of the Funds are sold through American Express Service Corporation (the Distributor), an affiliated company of the Advisor.

Portfolio managers

Balanced Portfolio

Bradley Stone joined the Advisor in 1996 and serves as portfolio manager. He has managed the assets of the fixed-income portion of the Portfolio since May 1998. Prior to joining the Advisor he was a fixed income portfolio manager at Piper Capital Management, Inc. from 1990 to 1996.

Kurt Winters joined the Advisor in 1987 and serves as senior portfolio manager. He has managed the assets of the equity portion of the Portfolio since Dec. 1997. Kurt is responsible for overall investment management, including the determination of the sectors in which the Portfolio will invest. A team of research professionals makes investment decisions within those sectors. From 1992 to 1995, he managed IDS Life Series Fund, Managed Portfolio. He was appointed to manage IDS Discovery Fund in 1995. He also serves as portfolio manager of IDS Equity Value Fund, IDS Progressive Fund and Equity Income Portfolio.

Equity Portfolio

Dick Warden joined the Advisor in 1962 and serves as portfolio manager. He has managed the assets of the Portfolio and its predecessor fund since Jan. 1995. He also serves as portfolio manager of IDS Precious Metals Fund.

Mike Kennedy joined the Advisor in 1985 and serves as vice president and senior portfolio manager. He has managed the assets of the Portfolio since Oct. 1998. In 1993, he became Director of Research for the Advisor. In 1996 he was promoted to vice president and Director of Global Research.

Equity Income Portfolio

Kurt Winters joined the Advisor in 1987 and serves as senior portfolio manager. He has managed the assets of the Portfolio since Dec. 1997. Kurt is responsible for overall investment management, including the determination of the sectors in which the Portfolio will invest. A team of research professionals makes investment decisions within those sectors. From 1992 to 1995, he managed IDS Life Series Fund, Managed Portfolio. He was appointed to manage IDS Discovery Fund in 1995. He also serves as portfolio manager of IDS Equity Value Fund, IDS Progressive Fund and Balanced Portfolio.

Total Return Portfolio

Day-to-day management for the various asset classes held by the Portfolio is the responsibility of the following team of portfolio managers led by Steve Merrell:

Steve Merrell has served as portfolio manager for the Portfolio since Sept. 1997 and as fixed income securities specialist since Dec. 1995. He joined the Advisor in 1991 and has managed IDS Life Special Income Fund since that time. Steve serves as vice president and senior portfolio manager.

James Johnson began managing the U.S. equity portion of the Portfolio in July 1998. He also provides quantitative analysis for the Portfolio's tactical asset allocation decisions. He joined the Advisor in 1994 as an equity quantitative analyst for American Express Asset Management Group. He has managed the focused research product for American Express Asset Management Group since 1996. Prior to joining the Advisor, he served as an equity quantitative analyst at Piper Capital Management, Inc.

Ian King and John O'Brien, the "London Team," provide portfolio management for the international equities portion of the Portfolio. Ian joined AEFC in 1995 and serves as portfolio manager for Emerging Markets Portfolio. Prior to joining AEFC he was director of Lehman Brothers Global Asset Management Ltd. from 1992 to 1995. John joined AEFC in 1988 and serves as vice president and portfolio manager for American Express Asset Management International Inc. He became portfolio manager of World Growth Portfolio and IDS Life Series Fund, International Equity Portfolio in September 1997.

Fund expenses

The purpose of the following table and example is to summarize the aggregate expenses of each Fund and its corresponding Portfolio and to assist investors in understanding the various costs and expenses that investors in each Fund may bear directly or indirectly. The Company's board believes that, over time, the aggregate per share expenses of a Fund and its corresponding Portfolio should be approximately equal to (and may be less than) the per share expenses a Fund would have if the Company retained its own investment advisor and the assets of each Fund were invested directly in the type of securities held by the corresponding Portfolio. For additional information concerning Fund and Portfolio expenses, see "How the Funds and Portfolios are organized."

Shareholder transaction expenses(a)
Maximum sales charge on purchases(b)
(as a percentage of offering price)

       Balanced              Equity              Equity               Total
         Fund                Fund             Income Fund         Return Fund
--------------------   ------------------  -----------------   ----------------
          0%                  0%                   0%                  0%

Annual Fund and allocated Portfolio operating expenses (as a percentage of average daily net assets):

                                         Balanced      Equity          Equity              Total
                                           Fund         Fund         Income Fund        Return Fund
-------------------------------------- ------------- ------------ ------------------ -------------------
Management fee(c)                          0.49%        0.47%           0.51%               0.45%
12b-1 fee                                  0.25         0.25            0.25                0.25
Other expenses(d)                          0.51         0.53            0.49                0.60
Total (after reimbursement)                1.25         1.25            1.25                1.30

(a)A wire redemption charge, currently $15, is deducted from the shareholder's Investment Management Account for wire redemptions made at the request of the shareholder.
(b)There are no sales loads; however, each Fund reserves the right upon 60 days' advance notice to shareholders to impose a redemption fee of up to 1% on shares redeemed within one year of purchase.

(c)The management fee is paid by the Trust on behalf of the Portfolios. It includes the impact of a performance fee that decreased the management fee by
 .02% for Balanced Portfolio, .005% for Equity Portfolio and .05% for Total Return Portfolio in fiscal year ended Sept. 30, 1998.
(d)Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

The Advisor and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses until Dec. 31, 1998. Under this agreement, total expenses will not exceed 1.25% for Balanced Fund, Equity Fund and Equity Income Fund and 1.30% for Total Return Fund. Without this agreement, the ratio of expenses to average daily net assets would have been: 1.27% for Balanced Fund, 2.03% for Equity Fund, 1.68% for Equity Income Fund and 2.16% for Total Return Fund.

Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

                              Balanced              Equity                Equity                Total
                                Fund                 Fund              Income Fund           Return Fund
----------------------- --------------------- -------------------- --------------------- --------------------
1 year                          $ 13                 $ 13                  $ 13                 $ 13
3 years                         $ 40                 $ 40                  $ 40                 $ 41
5 years                         $ 69                 $ 69                  $ 69                 $ 71
10 years                        $152                 $152                  $152                 $157

The table and example do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because the Funds pay annual distribution (12b-1) fees, long-term shareholders may indirectly pay an equivalent of more than a 7.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

Performance

Financial highlights

   The  tables  below  show  certain  important   financial   information  for evaluating each Fund's results.

     Fiscal period ended Sept. 30,
     Per share income and capital changes(a)

                                             Balanced Fund                           Equity Fund
                                        1998       1997       1996b                1998      1997       1996b
Net asset value,                      $16.57     $13.57      $13.36              $29.09    $22.40      $21.73
beginning of period

Income from investment operations:
Net investment income (loss)             .53        .66         .18                 .18       .54         .21

Net gains (losses) (both                (.39)      2.99         .17                 .24      6.64         .62
realized and unrealized)

Total from investment                    .14       3.65         .35                 .42      7.18         .83
operations

Less distributions:
Dividends from net                      (.52)      (.65)       (.14)               (.12)     (.49)       (.16)
investment income

Distributions from                     (1.12)        --          --               (1.11)       --          --
realized gains

Total distributions                    (1.64)      (.65)       (.14)              (1.23)     (.49)       (.16)

Net asset value,                      $15.07     $16.57      $13.57              $28.28    $29.09      $22.40
end of period

Ratios/supplemental data:
Net assets, end of                    $1,095       $895        $525                $935      $778        $534
period (in thousands)

Ratio of expenses to                    .93%       .62%      1.25%c               1.25%      .58%      1.25%c
average daily net assets(d)

Ratio of net income (loss)             3.37%      4.60%      3.91%c                .69%     2.17%      3.06%c
to average daily net assets

Total return                             .7%      27.4%        2.6%                 .9%     28.3%        3.8%

Portfolio turnover rate (excluding       98%        49%         14%                 79%       82%         21%
short-term securities)

Average brokerage commission rate(e)  $.0479     $.0465      $.0483              $.0417   $.0320       $.0488

a  For a share outstanding throughout the period. Rounded to the nearest cent.
b  Inception date was May 13, 1996.
c  Adjusted to an annual basis.
d  The Advisor and Distributor voluntarily limited  total  operating  expenses.
   Without this agreement, the ratio of expenses to average daily net assets would have been 1.27%, 6.35% and 34.04% for Balanced Fund for periods ended
   1998, 1997 and 1996, respectively,  2.03%, 1.13% and 34.21% for Equity Fund for the periods ended 1998, 1997 and 1996,  respectively.
e Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.



     Financial highlights (continued)

     Fiscal period ended Sept. 30,
     Per share income and capital changes(a)

                                          Equity Income Fund                  Total Return Fund

                                        1998     1997    1996b                1998      1997       1996b
Net asset value,                      $11.16    $8.92    $8.68              $14.53    $12.22      $11.89
beginning of period

Income from investment operations:

Net investment income (loss)             .21      .37      .13                 .40       .31         .06

Net gains (losses) (both               (.47)     2.22      .23               (.94)      2.29         .31
realized and unrealized)

Total from investment                  (.26)     2.59      .36               (.54)      2.60         .37
operations

Less distributions:

Dividends from net                     (.22)    (.35)    (.12)               (.40)     (.29)       (.04)
investment income

Distributions from                    (.83)        --       --              (1.24)        --          --
realized gains

Total distributions                   (1.05)    (.35)    (.12)              (1.64)     (.29)       (.04)

Net asset value,                       $9.85   $11.16    $8.92              $12.35    $14.53      $12.22
end of period

Ratios/supplemental data:

Net assets, end of                      $897     $827     $534                $685      $686        $529
period (in thousands)

Ratio of expenses to                   1.25%    1.07%   1.25%d               1.15%     1.26%      1.30%d
average daily net assets(c)

Ratio of net income (loss)             1.95%    3.65%   3.51%d               2.92%     2.29%       .96%d
to average daily net assets

Total return                          (2.6%)    29.4%     4.1%              (4.1)%     21.4%        3.2%

Portfolio turnover rate (excluding       97%      81%      17%                122%       99%         35%
short-term securities)

Average brokerage commission rate(e)  $.0487   $.0482   $.0324              $.0128    $.0339      $.0384

a  For a share outstanding throughout the period. Rounded to the nearest cent.
b  Inception date was May 13, 1996.
c  The Advisor and  Distributor voluntarily limited  total operating  expenses.
   Without this agreement, the ratio of expenses to average daily net assets would have been 1.68%, 4.53% and 24.26% for Equity Income Fund for periods ended 1998, 1997 and 1996, respectively, and 2.16%, 2.79% and 31.60% for
   Total Return Fund for the periods ended 1998, 1997 and 1996, respectively.
d  Adjusted to an annual basis.
e Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Funds are contained in the Funds' annual report which, if not included with this prospectus, may be obtained without charge.

Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.

Average annual total returns as of Sept. 30, 1998

Purchase                                       1 year           5 years           Since          10 years
made                                             ago              ago          inception(a)         ago
------------------------------------------ ---------------- ---------------- ----------------- --------------
Balanced Fund                                  +0.73%           +10.62%            --%            +11.57%
  Lipper Balanced Fund Index                   +4.82%           +11.66%            --%            +12.31%
Equity Fund                                    +0.90%           +13.74%            --%            +14.57%
  Lipper Growth and Income Fund Index          -1.35%           +14.85%            --%            +14.06%
Equity Income Fund                             -2.61%           +11.62%          +15.48%a           --%
  Lipper Equity Income Fund Index              +1.29%           +14.04%          +16.15%b           --%
Total Return Fund                              -4.09%           +8.06%             --%            +13.42%
  Lipper Flexible Portfolio Fund Index         +3.81%           +11.25%            --%            +11.67%
S&P 500                                        +9.06%           +19.90%          +19.45%b         +17.26%

(a)Inception date was Oct. 15, 1990 for IDS Diversified Equity Income Fund, the predecessor fund to Equity Income Fund.
(b)Measurement period started Nov. 1, 1990.

Cumulative total returns as of Sept. 30, 1998

Purchase                                     1 year           5 years           Since           10 years
made                                          ago               ago           inception            ago
--------------------------------------- ----------------- ---------------- ----------------- ----------------
Balanced Fund                                +0.73%           +65.63%            --%            +198.79%
  Lipper Balanced Fund Index                 +4.82%           +73.55%            --%            +219.27%
Equity Fund                                  +0.90%           +90.37%            --%            +289.77%
  Lipper Growth and Income Fund Index        -1.35%           +99.83%            --%            +272.78%
Equity Income Fund                           -2.61%           +73.30%         +214.67%a            --%
  Lipper Equity Income Fund Index            +1.29%           +92.86%         +227.61%b            --%
Total Return Fund                            -4.09%           +47.36%            --%            +252.35%
  Lipper Flexible Portfolio Fund Index       +3.81%           +70.38%            --%            +201.67%
S&P 500                                      +9.06%          +147.82%          +309.18%         +391.64%

(a)Inception date was Oct. 15, 1990 for IDS Diversified Equity Income Fund, the predecessor fund to Equity Income Fund
(b)Measurement period started Nov. 1, 1990.

On May 13, 1996, IDS Mutual, IDS Diversified Equity Income Fund, IDS Managed Allocation Fund and IDS Stock Fund (the predecessor funds) converted to a master/feeder structure and transferred all of their assets to Balanced Portfolio, Equity Portfolio, Equity Income Portfolio and Total Return Portfolio, respectively. The performance information in the foregoing tables, other than the one year total returns, represents performance of the corresponding predecessor funds prior to March 20, 1995 and of Class A shares of the corresponding predecessor funds from March 20, 1995 through May 13, 1996, adjusted to reflect the absence of sales charges on shares of the Funds sold through this prospectus. The historical performance has not been adjusted for any difference between the estimated aggregate fees and expenses of the Funds and historical fees and expenses of the predecessor funds.

These examples show total returns from hypothetical investments in each Fund. These returns are compared to those of popular indexes for the same periods.

For purposes of calculation, information about each Fund makes no adjustments for taxes an investor may have paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices. Returns shown should not be considered a representation of a Fund's future performance.

Lipper Balanced Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to Balanced Portfolio. Lipper Growth and Income Fund Index is an unmanaged index that includes 30 funds that are generally similar to Equity Portfolio. Lipper Equity Income Fund Index is an unmanaged index that includes 30 funds that are generally similar to Equity Income Portfolio. Lipper Flexible Portfolio Fund Index is an unmanaged index that includes 30 funds that are generally similar to Total Return Portfolio. In each case some funds in the index may have somewhat different investment policies or objectives than the Portfolios to which they are compared.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Investment policies and risks

The policies described below apply both to the Fund and the corresponding Portfolio.

Balanced Portfolio - Balanced Portfolio balances its investments between common stocks and senior securities (preferred stocks and bonds) issued by U.S. and foreign companies. Balanced Portfolio buys common stocks that it believes offer both current income and growth potential. Balanced Portfolio buys senior securities for stability of value and regular income. No more than 65% of Balanced Portfolio's total assets will be invested in common stocks and no less than 35% in senior securities, convertible securities, derivative instruments and money market instruments. At least 25% of the Portfolio's total assets will be invested in debt securities and convertible securities.

Equity Portfolio - Equity Portfolio invests primarily in common stocks and securities convertible into common stock of U.S. and foreign companies. Under normal market conditions, at least 65% of Equity Portfolio's total assets will be so invested. Other investments will include preferred stocks, debt securities, derivative instruments and money market instruments.

Equity Income Portfolio - Equity Income Portfolio will invest at least 65% of its net assets in dividend-paying common and preferred stocks under normal market conditions. Often these stocks are issued by established companies in the utilities, financial, consumer and energy sectors of the economy. In selecting stocks, the investment manager will look at factors such as the current dividend, the present price of the security, the ability of the company to maintain and increase the dividend, and the likelihood the company will continue to grow. The other assets of Equity Income Portfolio will be invested in other common stocks, foreign securities, convertible securities, debt securities, derivative instruments and money market instruments.

Total Return Portfolio - Total Return Portfolio allocates its investments generally among four asset classes (each of which has its own particular risk attributes): U.S. equities, U.S. and foreign debt securities, foreign equity securities and cash. Each of these asset classes may include subcategories. For example, U.S. equities may include both large capitalization and small capitalization companies. Foreign securities may include both developed and emerging markets. The Portfolio may use derivative instruments and make investments not in these classes. The portion to be invested in each class is determined by the portfolio manager based on his judgment as to which mix of assets will provide the most favorable total return. That mix, called the market mix, may be reset periodically and is expected to be reset at least once every 12 to 18 months.

Day-to-day the asset mix will vary from the market mix but will remain within the ranges described below.

                                           Range                  market mix
                                     -----------------       -------------------
U.S. equity securities                     25-75%                     50%
U.S. and foreign debt securities           10-50                      25
foreign equity securities                  10-50                      25
cash                                        0-30                       0

No more than 15% of the Portfolio's total assets will be invested in below investment-grade debt securities and no more than 50% will be invested in foreign securities. The Portfolio seeks to reduce its overall risk by diversification but its performance will be affected by many factors.

The various types of investments described above that the investment manager uses to achieve investment performance are explained in more detail in the next section and in the SAI.

Facts about investments and their risks

Common stocks: Stock prices are subject to market fluctuations. Stocks of larger, established companies that pay dividends may be less volatile than the stock market as a whole.

Preferred stocks: If a company earns a profit, it generally must pay its preferred stockholders a dividend at a pre-established rate.


Technology sector: Stocks of companies that have, or are likely to develop, products, processes or services that will provide or benefit significantly from technological advances and improvements are subject to volatility and price fluctuations as the technology market sector increases or decreases in favor with the investing public. Technology-based issues are exposed to risks associated with economic conditions in that market sector. Due to competition, a less diversified product line and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy.


Convertible securities: These securities generally are preferred stocks or bonds that can be exchanged for other securities, usually common stock, at prestated prices. When the trading price of the common stock makes the exchange likely, convertible securities trade more like common stock.

Debt securities: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded. The price of bonds below investment grade may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. These bonds have greater price fluctuations, are more likely to experience a default, and sometimes are referred to as "junk bonds." Reduced market liquidity for these bonds may occasionally make it more difficult to value them. In valuing bonds, a Portfolio relies both on independent rating agencies and on the investment manager's credit analysis. Securities that are subsequently downgraded in quality may continue to be held by a Portfolio and will be sold only when the investment manager believes it is advantageous to do so.

Balanced Portfolio and Equity Portfolio will not invest more than 5% of the Portfolio's net assets in bonds below investment grade. Equity Portfolio may purchase securities rated C or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or non-rated securities of equivalent investment quality in the judgment of the investment manager. No more than 20% of Equity Income Portfolio's net assets may be invested in bonds below investment grade. Total Return Portfolio will not invest more than 15% of the Portfolio's total assets in bonds below investment grade.

Total Return Portfolio bond ratings and holdings for fiscal 1998

                                                                          Percent of net assets in
                    S&P Rating (or                                     unrated securities assessed by
 Percent of net   Moody's equivalent)   Protection of principal and               the AEFC
     assets                                       interest
----------------- -------------------- ------------------------------- --------------------------------

    6.20%                AAA                 Highest quality                          0.24%
    0.75                  AA                    High quality                            --
    1.69                   A                 Upper medium grade                         --
    5.29                  BBB                   Medium grade                          0.23
    6.31                  BB               Moderately speculative                     0.18
    4.78                   B                    Speculative                           0.34
    0.74                  CCC                Highly speculative                       0.52
      --                  CC                    Poor quality                            --
      --                   C                   Lowest quality                           --
    0.03                   D                     In default                             --
    2.74                Unrated              Unrated securities                       1.23

(See the Appendix to this prospectus describing corporate bond ratings for further information.)

Debt securities sold at a deep discount: Some bonds are sold at deep discounts because they do not pay interest until maturity. They include zero coupon bonds and PIK (pay-in-kind) bonds. Because such securities do not pay current cash income the market value of these securities may be subject to greater volatility than other debt securities. To comply with tax laws, a Portfolio has to recognize a computed amount of interest income and pay dividends to unitholders even though no cash has been received. In some instances, a Portfolio may have to sell securities to have sufficient cash to pay the dividends.


Foreign investments: There are risks when investing in securities of foreign companies and governments in addition to those assumed when investing in domestic securities. These risks are classified as country risk, currency risk, and custody risk. Each can adversely affect the value of an investment. Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight, the possibility of government-imposed restrictions, even the nationalization of assets. Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Portfolio holds securities valued in local currency or holds the currency, changes in the exchange rate add or subtract from the asset value of the Portfolio. Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volume and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Government or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occuring. The risks of foreign investments are managed carefully but the Portfolio cannot guarantee against losses that might result from them. The limited liquidity and price fluctuations in emerging markets could make investments in developing countries more volatile.

Balanced, Equity and Equity Income Portfolios may invest up to 25% of their total assets in foreign investments. Total Return Portfolio may invest up to 50% of its assets in foreign investments.

Derivative instruments: The investment manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the investment manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. A Portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. Each Portfolio will designate cash or appropriate liquid assets to cover portfolio obligations. No more than 5% of each Portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of a Portfolio's assets at risk to 5%. The Portfolios are not limited as to the percentage of their assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The investment manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of a Portfolio's net assets will be held in securities and other instruments that are illiquid.

Money market instruments: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of Balanced, Equity and Equity Income Portfolios' total assets are in these money market instruments. Total Return Portfolio may invest up to 30% of its total assets in these money market instruments to meet daily cash needs and if the investment manager decides that asset category is most appropriate. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.

The investment policies described above may be changed by the boards.

Lending portfolio securities: Each Portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of a Portfolio's net assets.

Valuing Fund shares

The net asset value (NAV) is the value of a single Fund share. It is the total value of a Fund's investments in the corresponding Portfolio and other assets, less any liabilities, divided by the number of shares outstanding. The NAV is the price at which you purchase Fund shares and the price you receive when you sell your shares. It usually changes from day to day, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open).

To establish the net assets, all securities held by a Portfolio are valued as of the close of each business day. In valuing assets:

o    Securities and assets with available market values are valued on that basis

o    Securities maturing in 60 days or less are valued at amortized cost

o Assets without readily available market values are valued according to methods selected in good faith by the board

How to purchase, exchange or redeem shares

How to purchase shares


You may purchase shares of the Funds through an Investment Management Account
(IMA) maintained with the Distributor. There is no fee to open an IMA account. Payment for shares must be made directly to the Distributor.


Complete an IMA Account Application (available by calling 800-AXP-SERV) and mail the application to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Corporations and other organizations should contact the Distributor to determine which additional forms may be necessary to open an IMA account.

If you already have an IMA account, you may buy shares in the Funds as described below and need not open a new account.

You may deposit money into your IMA account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). All deposit checks should be made payable to the Distributor. If you would like to wire funds into your existing IMA account, please contact the Distributor at 800-AXP-SERV for instructions.

Minimum Fund investment requirements. Your initial investment in a Fund may be as low as $2,000 ($1,000 for custodial accounts, Individual Retirement Accounts and certain other retirement plans). The minimum subsequent investment is $100. These requirements may be reduced or waived as described in the SAI.

When and at what price shares will be purchased. You must have money available in your IMA account in order to purchase Fund shares. If your request and payment (including money transmitted by wire) are received and accepted by the Distributor before 2 p.m. Central time, your money will be invested at the net asset value determined as of the close of business (normally 3 p.m. Central time) that day. If your request and payment are received after that time, your request will not be accepted or your payment invested until the next business day. See "Valuing Fund shares."

Methods of purchasing shares. There are three convenient ways to purchase shares of the Funds. You may choose the one that works best for you. The Distributor will send you confirmation of your purchase request.

By phone:

         You may use money in your IMA account to make initial and subsequent purchases. To place your order, call 800-AXP-SERV.

By mail:

         Written purchase requests (along with any checks) should be mailed to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196, and should contain the following information:

         o        your IMA account number (or an IMA Account Application)
         o the name of the Fund(s) and the dollar amount of shares you would like purchased

         Your check should be made out to the Distributor. It will be deposited into your IMA account and used, as necessary, to cover your purchase request.

By systematic purchase:

          Once you have opened an IMA account, you may authorize the Distributor to automatically purchase shares on your behalf at intervals and in amounts selected by you. See "Systematic purchase plans."

Other purchase information. Each Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this prospectus, to reject purchase requests or to change the minimum investment requirements. All requests to purchase shares of the Fund are subject to acceptance by the Fund and the Distributor and are not binding until confirmed or accepted in writing. The Distributor will charge a $15 service fee against an investor's IMA account if his or her investment check is returned because of insufficient or uncollected funds or a stop payment order.

How to exchange shares

The exchange privilege allows you to exchange your investment in a Fund at no charge for shares of other funds in the Strategist Fund Group available in your state. For complete information on any other fund, read that fund's prospectus carefully. Any exchange will involve the redemption of Fund shares and the purchase of shares in another fund on the basis of the net asset value per share of each fund. An exchange may result in a gain or loss and is a taxable event for federal income tax purposes. When exchanging into another fund you must meet that fund's minimum investment requirements. Each Fund reserves the right to modify, terminate or limit the exchange privilege. The current limit is four exchanges per calendar year. The Distributor and the Funds reserve the right to reject any exchange, limit the amount or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Funds and their shareholders.

How to redeem shares

The price at which shares will be redeemed. Shares will be redeemed at the net asset value per share next determined after receipt by the Distributor of proper redemption instructions, as described below.

Payment of redemption proceeds. Normally, payment for redeemed shares will be credited directly to your IMA account on the next business day. However, the Fund may delay payment, but no later than seven days after the Distributor receives your redemption instructions in proper form. Redemption proceeds will be held there or mailed to you depending on the account standing instructions you selected.

If you recently purchased shares by check, your redemption proceeds may be held in your IMA account until your check clears (which may take up to 10 days from the purchase date) before a check is mailed to you.

A redemption is a taxable transaction. If the proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability. Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.

Methods of exchanging or redeeming shares

By phone:

You may exchange or redeem your shares by calling 800-AXP-SERV. If you experience difficulties in exchanging or redeeming shares by telephone, you can mail your exchange or redemption requests as described below.

To properly process your telephone exchange or redemption request we will need the following information:

o your IMA account number and your name (for exchanges, both funds must be registered in the same ownership)
o        the name of the fund from which you wish to exchange or redeem shares
o        the dollar amount or number of shares you want to exchange or redeem
o the name of the fund into which shares are to be exchanged, if applicable

Telephone exchange or redemption requests received before 2 p.m. (Central time) on any business day, once the caller's identity and account ownership have been verified by the Distributor, will be processed at the net asset value determined as of the close of business (normally 3 p.m. Central time) that day.

By mail:

You may also request an exchange or redemption by writing to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Once an exchange or redemption request is mailed it is irrevocable and cannot be modified or canceled.

To properly process your mailed exchange or redemption request, we will need a letter from you that contains the following information:

o     your IMA account number
o     the name of the fund from which you wish to exchange or redeem shares
o     the dollar amount or number of shares you want to exchange or redeem
o     the name of the fund into which shares are to be exchanged, if applicable
o a signature of at least one of the IMA account holders in the exact form specified on the account


Telephone transactions. You may make purchase, redemption and exchange requests by mail or by calling 800-AXP-SERV. The privilege to initiate transactions by telephone is automatically available through your IMA account. Each Fund will honor any telephone transaction believed to be authentic and will use reasonable procedures to confirm that instructions communicated by telephone are genuine. This includes asking identifying questions and tape recording calls. If these procedures are followed, a Fund will not be liable for losses due to unauthorized or fraudulent instructions. Telephone privileges may be modified or discontinued at any time.

Systematic purchase plans

The Distributor offers a Systematic Purchase Plan (SPP) that allows you to make periodic investments in the Funds automatically and conveniently. A SPP can be used as a dollar cost averaging program and saves you the time and expense associated with writing checks or wiring funds.

Investment minimums: You can make automatic investments in any amount, from $100 to $50,000.

Investment methods: Automatic investments are made from your IMA account and you may select from several different investment methods to make automatic investment(s):

a) Using uninvested cash in your IMA account: If you elect to use this option to make your automatic investments, uninvested cash in your IMA account will be used to make the investment and, if necessary, shares of your Money Market Fund will be redeemed to cover the balance of the purchase.

b) Using bank authorizations: If you elect to use this option to make your automatic investments, money is transferred from your bank checking or savings account into your IMA account and is then used to make automatic investments.

If you elect to use bank authorizations for your automatic investments, you will select a transfer date (when the money is transferred into your IMA account). If you change your bank authorization date, it may also be necessary to change your automatic investment date to coincide with the new transfer date.

Investment frequency: You can select the frequency of your automatic investments (example: twice monthly, monthly or quarterly). Quarterly investments are made on the date selected in the first month of each quarter (January, April, July and October).

Changing instructions to an already established plan: If you want to change the fund(s) selected for your SPP you may do so by calling 800-AXP-SERV, or by sending written instructions clearly outlining the changes to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Written notification must include the following:

         o        The funds with SPP that you want to cancel

         o The newly selected fund(s) in which you want to begin making automatic investments and the amount to be invested in each fund

         o The investment frequency and investment dates for your new automatic investments

Terminating your SPP. If you wish to terminate your SPP, you may call 800-AXP-SERV, or send written instructions to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196.

Terminating bank authorizations. If you wish to terminate your bank authorizations, you may do so at any time by notifying American Express Financial Direct in writing or by calling 800-AXP-SERV. Your bank authorization will not automatically terminate when you cancel your SPP.

IMPORTANT: If you are canceling your bank authorizations and you wish to cancel your SPP, you must also provide instructions stating that the Distributor should cancel your SPP. You may notify the Distributor by sending written instructions to the address above or telephoning 800-AXP-SERV. Your systematic investments will continue using IMA account assets if the Distributor does not receive notification to terminate your systematic investments as well.

To avoid procedural difficulties, the Distributor should receive instructions to change or terminate your SPP or bank authorizations at least 10 days prior to your scheduled investment date.

Other important information

Minimum balance and account requirements. Each Fund reserves the right to redeem your shares if, as a result of redemptions, the aggregate value of your holdings in the Fund drops below $1,000 ($500 in the case of custodial accounts, IRAs and other retirement plans). You will be notified in writing 30 days before the Fund takes such action to allow you to increase your holdings to the minimum level. If you close your IMA account, the Fund will automatically redeem your shares.

Wire transfers to your bank. Funds can be wired from your IMA account to your bank account. Call the Distributor for additional information on wire transfers. A $15 service fee will be charged against your IMA account for each wire sent.

No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering being made by this prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Funds or their Distributor. This prospectus does not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not be lawfully made.

Special shareholder services

Services

To help you track and evaluate the performance of your investments, you will receive these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

Quick telephone reference

American Express Financial Direct Team
Fund performance, objectives and account inquiries, redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements 800-AXP-SERV

TTY Service
For the hearing impaired
800-710-5260

Distributions and taxes

As a shareholder you are entitled to your share of a Fund's net income and any net gains realized on its investments. Each Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences that you should know about.

Dividend and capital gain distributions


A Portfolio allocates investment income from dividends and interest and net realized capital gains or losses, if any, to a Fund. A Fund deducts direct and allocated expenses from the investment income. A Fund's net investment income is distributed to you at the end of each calendar quarter as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized when a security is held for more than one year. A Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. Before they are distributed, both net investment income and net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)


Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares of a Fund, unless you request the Fund in writing or by phone to pay distributions to you in cash.

The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)


If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.


If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares. Prior to reinvestment no interest will accrue on amounts represented by uncashed distribution or redemption checks.

Taxes

The Funds have received a Private Letter Ruling from the Internal Revenue Service stating that, for purposes of the Internal Revenue Code, each Fund will be regarded as directly holding its allocable share of the income and gain realized by the Portfolio.

Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the respective Fund declares them regardless of whether you take them in cash or reinvest them.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.


Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short-term (for shares held for one year or less) or long-term (for shares held for more than one year).

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.


If you don't provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o    a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o    criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN

                                                        Use the Social Security or
For this type of account:                               Employer Identification number of:

Individual or joint account                             The individual or one of the individuals listed on
                                                        the joint account

Custodian account of a minor                            The minor
(Uniform Gifts/Transfers to Minors Act)

A living trust                                          The grantor-trustee (the
                                                        person who puts the
                                                        money into the trust)

An irrevocable trust,                                   The legal entity (not the personal representative
pension trust or estate                                 or trustee, unless no legal entity is designated in
                                                        the account title)

Sole proprietorship                                     The owner

Partnership                                             The partnership

Corporate                                               The corporation

Association, club or tax-exempt organization            The organization

For details on TIN requirements, call 800-AXP-SERV for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to each Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Funds and Portfolios are organized

Shares

The Company currently is composed of four Funds, each issuing its own series of capital stock. Each Fund is owned by its shareholders. All shares issued by a Fund are of the same class -- capital stock. Par value is 1 cent per share. Both full and fractional shares can be issued.

The shares of each Fund making up the Company represent an interest in that Fund's assets only (and profits or losses), and, in the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Funds have cumulative voting rights.

Shareholder meetings

The Company does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the Company's outstanding shares, to elect or remove board members.

Special considerations regarding master/feeder structure

Each Fund pursues its goals by investing its assets in a master fund called a Portfolio. This means that a Fund does not invest directly in securities; rather the respective Portfolio invests in and manages its portfolio of securities. The goals and investment policies of each Portfolio are described under the captions "Investment policies and risks" and "Facts about investments and their risks." Additional information on investment policies may be found in the SAI.

Board considerations: The board considered the advantages and disadvantages of investing each Fund's assets in the respective Portfolio. The board believes that the master/feeder structure will be in the best interest of each Fund and its shareholders since it offers the opportunity for economies of scale. A Fund may redeem all of its assets from the corresponding Portfolio at any time. Should the board determine that it is in the best interest of a Fund and its shareholders to terminate its investment in the Portfolio, it would consider hiring an investment advisor to manage the Fund's assets, or other appropriate options. A Fund would terminate its investment if the Portfolio changed its goals, investment policies or restrictions without the same change being approved by the Fund.

Other feeders: Each Portfolio sells securities to other affiliated mutual funds and may sell securities to non-affiliated investment companies and institutional accounts (known as feeders). These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of a Fund. Information about other feeders may be obtained by calling a service representative at 800-437-3133.

Each feeder that invests in a Portfolio is different and activities of its investors may adversely affect all other feeders, including the Fund. For example, if one feeder decides to terminate its investment in a Portfolio, that Portfolio may elect to redeem in cash or in kind. If cash is used, the Portfolio will incur brokerage, taxes and other costs in selling securities to raise the cash. This may result in less investment diversification if entire investment positions are sold, and it also may result in less liquidity among the remaining assets. If in-kind distribution is made, a smaller pool of assets remains that may affect brokerage rates and investment options. In both cases, expenses may rise since there are fewer assets to cover the costs of managing those assets.

Shareholder meetings: Whenever a Portfolio proposes to change a fundamental investment policy or to take any other action requiring approval of its security holders, the corresponding Fund will hold a shareholder meeting. The Fund will vote for or against the Portfolio's proposals in proportion to the vote it receives for or against the same proposals from its shareholders.

Board members and officers

Shareholders of the Company elect a board that oversees the operations of the Funds and chooses the Company's officers. The Company's officers are responsible for day-to-day business decisions based on policies set by the board. Information about the board members and officers of both the Company and the Trust is found in the SAI under the caption "Board Members and Officers."

Investment manager

Each Portfolio pays the Advisor for managing its assets. Each Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, the Advisor is paid a fee for these services based on the average daily net assets of each Portfolio, as follows:

Balanced Portfolio
Assets                Annual rate at
(billions)            each asset level
First $1.00            0.530%
Next $1.00             0.505
Next $1.00             0.480
Next $3.00             0.455
Over $6.00             0.430

Equity Portfolio,
Equity Income Portfolio and
Total Return Portfolio
Assets                Annual rate at
(billions)            each asset level
First $0.50            0.530%
Next $0.50             0.505
Next $1.00             0.480
Next $1.00             0.455
Next $3.00             0.430
Over $6.00             0.400

For Balanced, Equity, and Total Return Portfolios these fees may be increased or decreased by a performance adjustment based on a comparison of performance to an index. For Balanced Portfolio the index is the Lipper Balanced Fund Index. For Equity Portfolio the index is the Lipper Growth and Income Fund Index. For Total Return Portfolio the index is the Lipper Flexible Portfolio Fund Index. The maximum adjustment is 0.08% of each Portfolio's average daily net assets on an annual basis.


For the fiscal year ended Sept. 30, 1998, the Advisor received total investment management fees of .49% of average daily net assets for Balanced Portfolio, .47% for Equity Portfolio, .51% for Equity Income Portfolio and .45% for Total Return Portfolio. Under the agreement, each Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.

Administrator and transfer agent

Under an Administrative Services Agreement, each Fund pays the Advisor for administration and accounting services at an annual rate that decreases as assets increase. For each Fund, the fee ranges from 0.04% to 0.02%.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. Each Fund pays AECSC an annual fee for each Fund of $20 per shareholder account.

Distributor

The Funds sell shares through the Distributor under a Distribution Agreement. The Distributor is located at P.O. Box 59196, Minneapolis, MN 55459-0196 and is a wholly-owned subsidiary of Travel Related Services, Inc., a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. Financial consultants representing the Distributor provide information to investors about individual investment programs, the Funds and their operations, new account applications, exchange and redemption requests. The Funds reserve the right to sell shares through other financial intermediaries or broker/dealers. In that event, the account terms would also be governed by rules that the intermediary may establish.

To help defray costs, including costs for marketing, sales administration, training, overhead, direct marketing programs, advertising and related functions, the Funds pay the Distributor a distribution fee, also known as a 12b-1 fee. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate of 0.25% of that Fund's average daily net assets for distribution-related services. This fee will not cover all of the costs incurred by the Distributor.


Total expenses paid by each Fund for the fiscal year ended Sept. 30, 1998, were
 .93% of average daily net assets for Balanced Fund, 1.25% for Equity Fund, 1.25% for Equity Income Fund and 1.15% for Total Return Fund.


About the Advisor

The Advisor is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company. The Portfolios may pay brokerage commissions to broker-dealer affiliates of the Advisor.

Year 2000

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which would have a material impact on the operations of the Funds. The Funds have no computer systems of their own but are dependent upon the systems maintained by the Advisor and certain other third parties.

A comprehensive review of the Advisor's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification of existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. The Advisor's goal is to complete internal remediation and testing of each of its critical systems by the end of 1998 and to continue compliance efforts through 1999. The Year 2000 readiness of other third parties whose system failures could have an impact on the Funds' operations currently is being evaluated. The companies or governments in which the Portfolio invests also may be adversely affected by Year 2000 issues. This may affect the value of the Portfolio investments. The potential materiality of any impact is not known at this time.

Appendix A

Description of corporate bond ratings

Bond ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change, which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D. The following is a compilation of the two agencies' rating descriptions. For further information, see the SAI.

Aaa/AAA - Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

Aa/AA - Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A - Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

Baa/BBB - Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

Ba/BB - Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B - Lack characteristics of more desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

Caa/CCC - Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

Ca/CC - Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C - Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D - Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Portfolio's objectives and policies. When assessing the risk involved in each non-rated security, the Portfolio will consider the financial condition of the issuer or the protection afforded by the terms of the security.

Definitions of zero-coupon and pay-in-kind securities

A zero-coupon security is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.

A pay-in-kind security is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

Appendix B

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments a Portfolio may use. At various times a Portfolio may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Portfolio's investment goals and policies. For more information on these instruments, see the SAI.

Options and futures contracts - An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. A Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge a Portfolio's investments against price fluctuations or to increase market exposure.

Asset-backed and mortgage-backed securities - Asset-backed securities include interests in pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases on various types of real and personal property, receivables from revolving credit (credit card) agreements or other categories of receivables. Mortgage-backed securities include collateralized mortgage obligations and stripped mortgage-backed securities. Interest and principal payments depend on payment of the underlying loans or mortgages. The value of these securities may also be affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. The non-mortgage related asset-backed securities do not have the benefit of a security interest in the related collateral. Stripped mortgage-backed securities include interest only (IO) and principal only (PO) securities. Cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments on the underlying mortgage loans or mortgage-backed securities.

Indexed securities - The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Inverse floaters - Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters.

Structured products - Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                     STRATEGIST GROWTH AND INCOME FUND, INC.


                                  Nov. 27, 1998


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the Funds' prospectus and the financial statements contained in the Annual Report which may be obtained by calling American Express Financial Direct, 800-AXP-SERV (TTY: 800-710-5260) or by writing to P.O. Box 59196, Minneapolis, MN 55459-0196.


This SAI is dated Nov. 27, 1998, and it is to be used with the Funds' prospectus dated Nov. 27, 1998, and the Annual Report for the fiscal year ended Sept. 30, 1998.

                                         TABLE OF CONTENTS

Goals and Investment Policies....................................See Prospectus

Additional Investment Policies..........................................p.3

Security Transactions..................................................p.16

Brokerage Commissions Paid to Brokers Affiliated with the Advisor......p.20

Performance Information................................................p.21

Valuing Fund Shares....................................................p.23

Investing in the Funds.................................................p.25

Redeeming Shares.......................................................p.25

Taxes..................................................................p.27

Agreements.............................................................p.28

Organizational Information.............................................p.32

Board Members and Officers.............................................p.32

Independent Auditors...................................................p.40

Financial Statements...........................................See Annual Report

Prospectus.............................................................p.40

Appendix A: Foreign Currency Transactions..............................p.41

Appendix B: Investing in Foreign Securities............................p.46

Appendix C: Options and Futures Contracts..............................p.47

Appendix D: Mortgage-Backed Securities.................................p.53

Appendix E: Dollar-Cost Averaging......................................p.54

ADDITIONAL INVESTMENT POLICIES

Strategist Growth and Income Fund, Inc. (the Company) is a mutual fund with four series of capital stock representing interests in Strategist Balanced Fund (Balanced Fund), Strategist Equity Fund (Equity Fund), Strategist Equity Income Fund (Equity Income Fund) and Strategist Total Return Fund (Total Return Fund) (Balanced Fund, Equity Fund, Equity Income Fund and Total Return Fund are collectively referred to as the Funds, and individually, a Fund). Each Fund is a diversified mutual fund with its own goals and investment policies. Each of the Funds seeks to achieve its goals by investing all of its assets in a corresponding series (each a Portfolio) of Growth and Income Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities.

Fundamental investment policies adopted by a Fund or Portfolio cannot be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Whenever a Fund is requested to vote on a change in the investment policies of the corresponding Portfolio, the Company will hold a meeting of Fund shareholders and will cast the Fund's vote as instructed by the shareholders.

Notwithstanding any of the Funds' other investment policies, each Fund may invest its assets in an open-end management investment company having the same investment objectives, policies and restrictions as that Fund for the purpose of having those assets managed as part of a combined pool.

Investment Policies applicable to Balanced Portfolio:

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Portfolio will not:

`Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.

`Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

`Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.

`Purchase more than 10% of the outstanding voting securities of an issuer.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

`Make a loan of any part of its assets to American Express Financial Corporation (the Advisor), to the board members and officers of the Advisor or to its own board members and officers.

`Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and the Advisor hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and the Advisor who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

`Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the Advisor believes the opportunity for additional income outweighs the risks.

The policies below are non-fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed without shareholder/unitholder approval. Unless changed by the board, the Portfolio will not:

`Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in futures contracts.

`Invest in a company to control or manage it.

`Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.

`Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.


`Invest more than 10% of its total assets in securities of investment companies. The Portfolio has no current intention to invest in securities of other investment companies.


`Invest more than 5% of its net assets in warrants.

`Invest in exploration or development programs, such as oil, gas or mineral leases.


`Invest more than 10% of the Portfolio's net assets in securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.


In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the Advisor, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Advisor, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.

The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.

Investment Policies applicable to Equity Portfolio:

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Portfolio will not:

`Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.

`Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

`Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Portfolio's total assets, based on current market value at the time of purchase, can be invested in any one industry.

`Purchase more than 10% of the outstanding voting securities of an issuer.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

`Invest in securities of investment companies except by purchase in the open market where the dealer's or sponsor's profit is the regular commission. The Advisor may wish to invest in another investment company if, for example, that is the only way to invest in a foreign market. If any such investment is ever made, not more than 10% of the Portfolio's net assets will be so invested. To the extent the Portfolio were to make such investments, the shareholder may be subject to duplicate advisory, administrative and distribution fees.

`Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and the Advisor hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and the Advisor who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

`Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the Advisor believes the opportunity for additional income outweighs the risks.

The policies below are non-fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed without shareholder/unitholder approval. Unless changed by the board, the Portfolio will not:

`Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in stock index futures contracts.

`Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.

`Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

`Invest in a company to control or manage it.

`Invest more than 5% of its net assets in warrants.

`Invest in exploration or development programs, such as oil, gas or mineral leases.


`Invest more than 10% of the Portfolio's net assets in securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the Advisor, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Advisor, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's or S&P or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.

The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.

Investment Policies applicable to Equity Income Portfolio:

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Portfolio will not:

`Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.

`Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

`Purchase more than 10% of the outstanding voting securities of an issuer.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

`Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the Advisor believes the opportunity for additional income outweighs the risks.

`Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.

The policies below are non-fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed without shareholder/unitholder approval. Unless changed by the board, the Portfolio will not:

`Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in futures contracts.

`Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.

`Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

`Invest in a company to control or manage it.

`Invest in exploration or development programs, such as oil, gas or mineral leases.


`Invest more than 10% of its total assets in securities of investment companies. The Portfolio has no current intention to invest in securities of other investment companies.


`Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and the Advisor hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and the Advisor who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

`Invest more than 5% of its net assets in warrants.

`Invest more than 10% of the Portfolio's net assets in securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.


In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the Advisor, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Advisor, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's or S&P or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.

The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.

Investment Policies applicable to Total Return Portfolio:

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Portfolio will not:

`Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.

`Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

`Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.

`Purchase more than 10% of the outstanding voting securities of an issuer.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

`Make a loan of any part of its assets to the Advisor, to the board members and officers of the Advisor or to its own board members and officers.

`Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and the Advisor hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and the Advisor who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

`Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the Advisor believes the opportunity for additional income outweighs the risks.

`Issue senior securities, except this restriction shall not be deemed to prohibit the Portfolio from borrowing from banks, using options or futures contracts, lending its securities or entering into repurchase agreements.

The policies below are non-fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed without shareholder/unitholder approval. Unless changed by the board, the Portfolio will not:

`Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in futures contracts.

`Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.

`Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.


`Invest more than 10% of its total assets in securities of investment companies. The Portfolio has no current intention to invest in securities of other investment companies.


`Invest in a company to control or manage it.

`Invest in exploration or development programs, such as oil, gas or mineral leases.

`Invest more than 5% of its net assets in warrants.


`Invest more than 10% of the Portfolio's net assets in securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.


In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the Advisor, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Advisor, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.


The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's or S&P or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.


The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.


For a discussion on foreign currency transactions, see Appendix A. For a discussion on investing in foreign securities, see Appendix B. For a discussion on options and futures contracts, see Appendix C. For a discussion on mortgage-backed securities, see Appendix D. For a discussion on dollar-cost averaging, see Appendix E.


SECURITY TRANSACTIONS

Subject to policies set by the board, the Advisor is authorized to determine, consistent with each Fund's and Portfolio's investment goals and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, the Advisor has been directed to use its best efforts to obtain the best available price and most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, the Advisor may consider the price of the security including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Advisor has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. The Advisor carefully monitors compliance with its Code of Ethics.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing the Advisor to do so to the extent authorized by law, if the Advisor determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the Advisor's overall responsibilities to the portfolios advised by the Advisor.

Research provided by brokers supplements the Advisor's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. The Advisor has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, the Advisor must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits the Advisor to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits the Advisor, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits the Advisor, in order to obtain research and brokerage services, to cause the Portfolio to pay a commission in excess of the amount another broker might have charged. The Advisor has advised the Trust it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but the Advisor believes it may obtain better overall execution. The Advisor has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions shall be placed on the basis of obtaining the best available price and most favorable execution. In so doing, if, in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by the Advisor in providing advice to all the trusts in the Preferred Master Trust Group, their corresponding funds and other accounts advised by the Advisor, even though it is not possible to relate the benefits to any particular fund, portfolio or account.

Each investment decision made for a Portfolio is made independently from any decision made for other portfolios, funds or other accounts advised by the Advisor or any of its subsidiaries. When a Portfolio buys or sells the same security as another portfolio, fund or account, the Advisor carries out the purchase or sale in a way the Trust agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by a Portfolio, a Portfolio hopes to gain an overall advantage in execution. The Advisor has assured the Trust it will continue to seek ways to reduce brokerage costs.

On a periodic basis, the Advisor makes a comprehensive review of the broker-dealers it uses and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.


Balanced Portfolio, Equity Portfolio, Equity Income Portfolio and Total Return Portfolio paid total brokerage commissions of $8,262,117, $6,267,759, $5,060,074 and $5,108,612 for the fiscal year ended Sept. 30, 1998, $3,749,845, $6,147,059,
$1,979,701 and $5,860,957 for fiscal year 1997, and $3,836,080, $3,197,700,
$2,585,347 and $7,372,053 for the fiscal period May 13, 1996 to Sept. 30, 1996, respectively. Substantially all firms through whom transactions were executed provide research services.

Transactions amounting to $96,576,000, on which $211,790 in commissions were imputed or paid, were specifically directed to firms in exchange for research services for Balanced Portfolio. Transactions amounting to $161,277,000, on which $252,546 in commissions were imputed or paid, were specifically directed to firms in exchange for research services for Equity Portfolio. Transactions amounting to $21,698,000, on which $20,762 in commissions were imputed or paid, were specifically directed to firms in exchange for research services for Total Return Portfolio.


No transactions were directed to brokers because of research services they provided to Equity Income Portfolio except for the affiliates as noted below.

As of the fiscal year ended Sept. 30, 1998, the Portfolios listed held securities of their regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

Name of Issuer                  Value of Securities Owned at End of Fiscal Year
Balanced Portfolio
Bank of America                                   $62,293,339
Bear Stearns                                       21,829,737
First Chicago                                      78,775,000
Fleet Financial                                    12,281,570
Fleet Funding                                      12,420,375
Merrill Lynch                                      19,941,733
Morgan (JP)                                        14,314,500
Morgan Stanley                                      2,360,176
NationsBank                                        49,530,265
Salomon Smith Barney                               18,465,777
Travelers Group                                    45,281,250

Name of Issuer                  Value of Securities Owned at End of Fiscal Year
Equity Portfolio
Bank of America                                  $ 37,354,693
Bear Stearns                                      117,753,328
First Chicago                                      34,250,000
Fleet Funding                                      17,454,665
Goldman Sachs                                      24,744,464
Merrill Lynch                                       9,935,847
Morgan Stanley                                     93,790,682
Salomon Smith Barney                               47,491,364

Name of Issuer                  Value of Securities Owned at End of Fiscal Year
Equity Income Portfolio
Bank of America                                   $21,494,688
Bear Stearns                                       40,505,305
First Chicago                                      48,977,499
Fleet Funding                                       2,295,768
Goldman Sachs                                       5,589,677
NationsBank                                        30,896,250
Salomon Smith Barney                               14,177,478

Name of Issuer                  Value of Securities Owned at End of Fiscal Year
Total Return Portfolio
Bank of America                                   $24,578,805
Chase Manhattan                                     2,123,575
First Chicago                                      13,706,849
Goldman Sachs                                      22,457,676
Lehman Brothers                                     1,110,225
Merrill Lynch                                       1,672,338
Morgan Stanley                                      5,292,488
NationsBank                                        13,995,599
Schwab (Charles)                                    1,397,813
Travelers Group                                     8,804,999

For the fiscal years ended 1998 and 1997, the portfolio turnover rates were 98% and 49% for Balanced Portfolio, 79% and 82% for Equity Portfolio, 97% and 81% for Equity Income Portfolio and 122% and 99% for Total Return Portfolio. Higher turnover rates may result in higher brokerage expenses.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE ADVISOR

Affiliates of American Express Company (American Express) (of which the Advisor is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of a Portfolio according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. The Advisor will use an American Express affiliate only if (i) the Advisor determines that a Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for a Portfolio and (ii) the affiliate charges a Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about brokerage commissions paid by each Portfolio to brokers affiliated with the Advisor for the last three fiscal years is contained in the following table:

                                     Fiscal Year ended 1998                                          1997          1996
                                     ----------------------                                          ----          ----
                                                                                   Percent of      Aggregate    Aggregate
                                                      Aggregate    Percent of      Aggregate        Dollar        Dollar
                                                       Dollar       Aggregate    Dollar Amount     Amount of    Amount of
                                        Nature of     Amount of     Brokerage   of Transactions   Commissions  Commissions
  Portfolio            Broker          Affiliation   Commissions   Commissions     Involving        Paid to      Paid to
                                                       Paid to                     Payment of       Broker        Broker
                                                       Broker                     Commissions
--------------- ---------------------- ------------ -------------- ------------ ----------------- ------------ -------------
   Balanced      American Enterprise       (1)        $ 18,405         0.22%          0.46%         $24,783      $13,249
                 Investment Services
                        Inc.

    Equity       American Enterprise       (1)         171,639        2.74            5.68          404,603        45,119
                 Investment Services
                        Inc.

Equity Income    American Enterprise       (1)           49,994       0.99            1.71          125,796        44,672
                 Investment Services
                        Inc.

                 American Enterprise       (1)tal Retur148,878        2.91            5.34          314,054      103,248
                 Investment Services
                        Inc.

(1)  Wholly-owned subsidiary of the Advisor.

PERFORMANCE INFORMATION

The Funds may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations are based on standardized methods of computing performance as required by the SEC. An explanation of these and any other methods used by a Fund to compute performance follows below.

Average annual total return

A Fund may calculate average annual total return for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1+T)n = ERV

where:           P =  a hypothetical initial payment of $1,000
                 T =  average annual total return
                 n =  number of years
               ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

A Fund may calculate aggregate total return for certain periods representing the cumulative change in the value of an investment in a Fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:           P =  a hypothetical initial payment of $1,000
               ERV =  ending redeemable value of a hypothetical $1,000
                      payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Annualized yield


A Fund may calculate an annualized yield by dividing the net investment income per share deemed earned during a period by the net asset value per share on the last day of the period and annualizing the results.


Yield is calculated according to the following formula:

                                Yield = 2[(a-b + 1)6 - 1]
                                           cd

where: a = dividends and interest earned during the period b = aggregate expenses accrued for the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period that were entitled to receive dividends
                 d = the maximum offering price per share on the last day of the period


A Fund's yield, calculated as described above according to the formula prescribed by the SEC, is a hypothetical return based on market value yield to maturity for each corresponding Portfolio's securities. It is not necessarily indicative of the amount which was or may be paid to a Fund's shareholders. Actual amounts paid to a Fund's shareholders are reflected in the distribution yield.


Distribution yield

Distribution yield is calculated according to the following formula:

                           D divided by POP F equals DY
                          30                  30
where:           D =  sum of dividends for 30-day period
               POP =  sum of public offering price for 30-day period
                 F = annualizing factor
                DY = distribution yield


The Fund's distribution yield was 1.24% for Equity Income Fund for the 30-day period ended Sept. 30, 1998.


In its sales material and other communications, a Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

On May 13, 1996, IDS Mutual, IDS Stock Fund, IDS Diversified Equity Income Fund and IDS Managed Allocation Fund (the IDS Funds), four open-end investment companies managed by the Advisor, transferred all of their respective assets to Balanced Portfolio, Equity Portfolio, Equity Income Portfolio and Total Return Portfolio, respectively, in exchange for units of the Portfolios. Also on May 13, 1996, Balanced Fund, Equity Fund, Equity Income Fund and Total Return Fund transferred all of their respective assets to the corresponding Portfolio of the Trust in connection with the commencement of their operations.


On March 20, 1995, the IDS Funds converted to a multiple class structure pursuant to which three classes of shares are offered: Class A, Class B and Class Y. Class A shares are sold with a 5% sales charge, a 0.175% service fee and no 12b-1 fee. Performance for periods prior to May 13, 1996 is based on the performance of the corresponding IDS Fund adjusted for differences in sales charges. For the period from March 20, 1995 to May 13, 1996, performance is based on the performance of Class A shares of the corresponding IDS Fund. The historical performance for these periods has not been adjusted for any difference between the estimated aggregate fees and expenses of the Funds and historical fees and expenses of the IDS Funds.


VALUING FUND SHARES

The value of an individual share is determined by using the net asset value before shareholder transactions for the day and dividing that figure by the number of shares outstanding at the end of the previous day.

On Oct. 1, 1998, the first business day following the end of the fiscal year, the computations looked like this:

                       Net assets                            Shares
                         before                          outstanding at                     Net asset value
Fund                  shareholder                          the end of                         of one share
                      transactions                        previous day
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                         divided by                            equals
Balanced               $1,080,053                            72,633                              $14.87
Equity                     901,655                           33,064                               27.27
Equity Income              875,548                           91,108                                 9.61
Total Return               673,272                           55,459                               12.14

In determining net assets before shareholder transactions, the securities held by each Fund's corresponding Portfolio are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

`Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

`Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

`Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

`Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

`Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

`Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

`Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

`Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The Exchange, American Express Service Corporation (the Distributor) and each of the Funds will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

INVESTING IN THE FUNDS

Each Fund's minimum initial investment requirement is $2,000 ($1,000 for Custodial Accounts, Individual Retirement Accounts and certain other retirement plans). Subsequent investments of $100 or more may be made. These minimum investment requirements may be changed at any time and are not applicable to certain types of investors.

The Securities Investor Protection Corporation (SIPC) will provide account protection, in an amount up to $500,000, for securities including Fund shares (up to $100,000 protection for cash), held in an Investment Management Account maintained with the Distributor. Of course, SIPC account protection does not protect shareholders from share price fluctuations.

REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Funds (or a Fund) to redeem shares for more than seven days. Such emergency situations would occur if:

`The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

`Disposal of a Portfolio's securities is not reasonably practicable or it is not reasonably practicable for a Fund to determine the fair value of its net assets, or

`The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.


Should a Fund stop selling shares, the board members may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.


Redemptions by a Fund

Each Fund reserves the right to redeem, involuntarily, the shares of any shareholder whose account has a value of less than a minimum amount but only where the value of such account has been reduced by voluntary redemption of shares. Until further notice, it is the policy of each Fund not to exercise this right with respect to any shareholder whose account has a value of $1,000 or more ($500 in the case of Custodial accounts, IRAs and other retirement plans). In any event, before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the accounts to at least $1,000.

Redemptions in Kind

The Company has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates each Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of that Fund at the beginning of such period. Although redemptions in excess of this limitation would normally be paid in cash, each Fund reserves the right to make payments in whole or in part in securities or other assets in case of an emergency, or if the payment of such redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In such circumstances, the securities distributed would be valued as set forth in the Prospectus. Should a Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

TAXES

Dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a Fund's dividend that is attributable to dividends the Fund has received from domestic (U.S.) securities. For the fiscal year ended Sept. 30, 1998, 38.56% of Balanced Fund's net investment income dividends, 100% of Equity Fund's net investment income dividends, 59.18% of Equity Income Fund's net investment income dividends and 18.46% of Total Return Fund's net investment income dividends qualified for the corporate deduction.

Capital gain distributions, if any, received by corporate shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Capital gain distributions, if any, received by individuals should be treated as long-term if held for more than one year. Short-term capital gains earned by a Fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income, not capital gain.

You may be able to defer taxes on current income from a Fund by investing through an IRA, 401(k) plan account or other qualified retirement account. If you move all or part of a non-qualified investment in one of the above-mentioned Funds to a qualified account, this type of exchange is considered a redemption of shares. You pay no sales charge, but the exchange may result in a gain or loss for tax purposes, or excess contributions under IRA or qualified plan regulations.

Under federal tax law, by the end of a calendar year a Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. A Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each Fund intends to comply with federal tax law and avoid any excise tax.

A Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or if 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement

The Trust, on behalf of each Portfolio, has an Investment Management Services Agreement with the Advisor. For managing the assets of the Portfolios, the Advisor is paid a fee based upon the following schedule. Each Fund pays its proportionate share of the fee.

                                                                         Equity Portfolio,
                                                                    Equity Income Portfolio and
                  Balanced Portfolio                                   Total Return Portfolio

          Assets                  Annual rate at                 Assets                 Annual rate at
        (billions)               each asset level              (billions)              each asset level
       First   $1.0                   0.530%                   First   $0.50               0.530%
       Next     1.0                   0.505                    Next     0.50               0.505
       Next     1.0                   0.480                    Next     1.0                0.480
       Next     3.0                   0.455                    Next     1.0                0.455
       Over     6.0                   0.430                    Next     3.0                0.430
                                                               Over     6.0                0.400

On Sept. 30, 1998, the daily rates applied to the Portfolios' net assets on an annual basis were equal to 0.487% for Balanced Portfolio, 0.470% for Equity Portfolio, 0.491% for Equity Income Portfolio and 0.489% for Total Return Portfolio. The fee is calculated for each calendar day on the basis of net assets at the close of business two days prior to the day for which the calculation is made.

Before the fee based on the asset charge is paid for Balanced, Equity and Total Return Portfolios, it is increased or decreased based on investment performance compared to an Index (the Index). For Balanced Portfolio, the Index is the Lipper Balanced Fund Index. For Equity Portfolio, the Index is the Lipper Growth and Income Fund Index. For Total Return Portfolio, the index is the Lipper Flexible Portfolio Fund Index. Solely for purposes of calculating the performance incentive adjustment, the Index is compared to the performance of Class A shares of another fund that invests in the Portfolio (the comparison fund). For Balanced Portfolio, the comparison fund is IDS Mutual. For Equity and Total Return Portfolios, the comparison funds are IDS Stock Fund and IDS Managed Allocation Fund. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one share of the comparison fund and the change in the Index. The performance of the comparison fund is measured by computing the percentage difference between the opening and closing net asset value of one share, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to the Advisor's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Portfolio's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

Where the comparison fund performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the comparison fund, the base fee will be decreased. The maximum monthly increase or decrease will be 0.08% of average net assets on an annual basis.

The 12 month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. For the fiscal year ended Sept. 30, 1998, the adjustment decreased the fee by $889,629 for Balanced Portfolio, by $200,375 for Equity Portfolio and by $1,363,906 for Total Return Portfolio.

The management fee is paid monthly. For the fiscal year ended Sept. 30, 1998, the total amount paid was $23,644,896 for Balanced Portfolio, $20,321,279 for Equity Portfolio, $12,214,128 for Equity Income Portfolio and $12,897,457 for Total Return Portfolio; for fiscal year 1997, the total amount paid was $21,571,200 for Balanced Portfolio, $16,849,365 for Equity Portfolio, $9,000,327 for Equity Income Portfolio and $13,358,064 for Total Return Portfolio; and for fiscal period from May 13, 1996 (commencement of operations) to Sept. 30, 1996, the total amount paid was $7,488,292 for Balanced Portfolio, $5,772,345 for Equity Portfolio, $2,737,194 for Equity Income Portfolio and $4,327,857 for Total Return Portfolio. The amounts are allocated among the Funds investing in the Portfolios.

Under the Agreement, each Portfolio also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for units; office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending portfolio securities; and expenses properly payable by each Portfolio, approved by the board. For the fiscal year ended Sept. 30, 1998, Balanced Portfolio and Balanced Fund paid nonadvisory expenses of $481,617, Equity Portfolio and Equity Fund paid nonadvisory expenses of $561,614, Equity Income Portfolio and Equity Income Fund paid nonadvisory expenses of $291,311 and Total Return Portfolio and Total Return Fund paid nonadvisory expenses of $951,262; for fiscal year 1997, Balanced Portfolio and Balanced Fund paid nonadvisory expenses of $390,123, Equity Portfolio and Equity Fund paid nonadvisory expenses of $640,263, Equity Income Portfolio and Equity Income Fund paid nonadvisory expenses of $165,078 and Total Return Portfolio and Total Return Fund paid nonadvisory expenses of $767,027; for fiscal period from May 13, 1996 (commencement of operations) to Sept. 30, 1996, Balanced Portfolio and Balanced Fund paid nonadvisory expenses of $263,420, Equity Portfolio and Equity Fund paid nonadvisory expenses of $55,974, Equity Income Portfolio and Equity Income Fund paid nonadvisory expenses of $65,943 and Total Return Portfolio and Total Return Fund paid nonadvisory expenses of $385,758.

Administrative Services Agreement

The Company, on behalf of each Fund, has an Administrative Services Agreement with the Advisor. Under this agreement, each Fund pays the Advisor for providing administration and accounting services. The fee is payable from the assets of each Fund and is calculated as follows:

                                                                            Equity Fund,
                                                                       Equity Income Fund and
                    Balanced Fund                                        Total Return Fund

          Assets                  Annual rate at                 Assets                 Annual rate at
        (billions)               each asset level              (billions)              each asset level
       First   $1                     0.040%                   First   $0.50               0.040%
       Next     1                     0.035                    Next     0.50               0.035
       Next     1                     0.030                    Next     1                  0.030
       Next     3                     0.025                    Next     1                  0.025
       Over     6                     0.020                    Next     3                  0.020
                                                               Over     6                  0.020


On Sept. 30, 1998, the daily rates applied to the Funds' net assets on an annual basis were equal to 0.040% for Balanced Fund, 0.038% for Equity Fund, 0.038% for Equity Income Fund and 0.039% for Total Return Fund. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. For the fiscal year ended Sept. 30, 1998, the Funds paid fees of $414 for Balanced Fund, $348 for Equity Fund, $361 for Equity Income Fund and $289 for Total Return Fund.


Under the agreement, each Fund also pays taxes; audit and certain legal fees; registration fees for shares; office expenses; consultant's fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; and expenses properly payable by each Fund approved by the board.

Transfer Agency Agreement


The Company, on behalf of each Fund, has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs the responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. The fee is determined by multiplying the number of shareholder accounts at the end of the day by a rate of $20 per year and dividing by the number of days in the year. The fees paid to AECSC may be changed from time to time upon agreement of the parties without shareholder approval. For the fiscal year ended Sept. 30, 1998, the Funds paid fees of $871 for Balanced Fund, $505 for Equity Fund, $799 for Equity Income Fund and $319 for Total Return Fund.


Plan and Agreement of Distribution/Distribution Agreement

To help American Express Service Corporation (the Distributor) defray the costs of distribution and servicing, the Company and the Distributor have entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing shares of the Funds. Under the Plan, the Distributor is paid a fee at an annual rate of 0.25% of each Fund's average daily net assets.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which the expenditures were made. The Plan and any agreement related to it may be terminated at any time with respect to a Fund by vote of a majority of board members who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, by vote of a majority of the outstanding voting securities of a Fund or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Company and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended Sept. 30, 1998, the Funds paid fees of $2,586 for Balanced Fund, $2,178 for Equity Fund, $2,258 for Equity Income Fund and $1,808 for Total Return Fund.

Custodian Agreement

The Trust's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. Each Fund also retains the custodian pursuant to a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Trust pays the custodian a maintenance charge per Portfolio and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with the Morgan Stanley Trust Company (Morgan Stanley), One Pierrepont Plaza, Eighth Floor, Brooklyn, NY 11201-2775. As part of this arrangement, securities purchased outside the United Stated are maintained in the custody of various foreign branches of Morgan Stanley or in other financial institutions as permitted by law and by the Portfolio's sub-custodian agreement.

Total fees and expenses


For the fiscal year ended Sept. 30, 1998, the Funds paid total fees and nonadvisory expenses, net of reimbursements and earnings credits, of $9,613 for Balanced Fund, $10,900 for Equity Fund, $11,271 for Equity Income Fund and $8,303 for Total Return Fund. The Advisor and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses until Dec. 31, 1998. Under this agreement, Balanced Fund, Equity Fund and Equity Income Fund total expenses will not exceed 1.25% and Total Return Fund's total expenses will not exceed 1.30%.


ORGANIZATIONAL INFORMATION

Each Fund is a series of Strategist Growth and Income Fund, Inc., an open-end management investment company, as defined in the 1940 Act. The Company was incorporated on Sept. 1, 1995 in Minnesota. The Company's headquarters are at IDS Tower 10, Minneapolis, MN 55440-0010.

BOARD MEMBERS AND OFFICERS

Directors of Strategist Fund Group

The following is a list of the Company's board members who are board members of all 15 funds in the Strategist Fund Group. All shares of the Fund have cumulative voting rights with respect to the election of board members.

Rodney P. Burwell
Born in 1939
Xerxes Corporation
7901 Xerxes Ave. S.
Minneapolis, MN


Chairman, Xerxes Corporation (fiberglass storage tanks). Director, Vaughn Communications, Sunbelt Nursery Group and Fairview Corporation.


Jean B. Keffeler
Born in 1945
3424 Zenith Avenue South
Minneapolis, MN

Business and management consultant. Director, National Computer Systems.

Brian Kleinberg
Born in 1957
American Express Company
World Financial Center
New York, NY

Vice president of all funds in the Strategist Fund Group. Executive vice president of American Express Financial Direct since 1997. Previously, executive vice president and general manager in the Consumer Card Services Group from October 1995 to August 1997, senior vice president of marketing and business development from August 1995 to October 1995 and senior vice president of consumer lending marketing from October 1991 to August 1995.

Thomas R. McBurney
Born in 1938
McBurney Management Advisors
1710 International Centre
900 2nd Ave. S.
Minneapolis, MN


President, McBurney Management Advisors. Director, The Valspar Corporation (paints), Wenger Corporation, Allina, Space Center Enterprises and Greenspring Corporation.

James A. Mitchell*
Born in 1941
2900 IDS Tower
Minneapolis, MN

President of all funds in the Strategist Fund Group. Executive vice president and director of the Advisor. Chairman of the board and chief executive officer of IDS Life Insurance Company.
Director, IDS Life funds.

*Interested person of the Company by reason of being an officer, board member, employee and/or shareholder of the Advisor or American Express.

In addition to Mr. Mitchell, who is president, and Mr. Kleinberg, who is vice president, the Funds' other officers are:

Eileen J. Newhouse
Born in 1955
IDS Tower 10
Minneapolis, MN

Secretary of all funds in the Strategist Fund Group. Counsel of the Advisor.


Compensation for Fund Board Members

Once the assets of a Fund reach $20 million, members of the Fund's board who are not officers of the Advisor or an affiliate receive an annual fee of $1,000 for Balanced Fund, $1,000 for Equity Fund, $1,000 for Equity Income Fund and $1,000 for Total Return Fund. Once the assets of all funds in the Strategist Fund Group reach $100 million, members of the board who are not officers of the Advisor or an affiliate also will receive a fee of $1,000 for attendance at board meetings. Board members serving more than one fund will receive an aggregate of $1,000 whether attending one or more meetings held on the same day. The cost of the fee will be shared by the funds served by the director.

During the fiscal year ended Sept. 30, 1998, the independent members of the board received no compensation. On Sept. 30, 1998, the Funds' board members and officers as a group owned less than 1% of the outstanding shares of a Fund.

Trustees of the Preferred Master Trust Group

The following is a list of the Trust's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley who does not serve the nine IDS Life funds). All units have cumulative voting rights with respect to the election of board members.

H. Brewster Atwater, Jr.+'
Born in 1931
4900 IDS Tower
Minneapolis, MN


Retired chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.


Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W. Washington, D.C.


Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin and Union Pacific Resources.


William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN

Senior advisor to the chief executive officer of the Advisor.

David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of the Advisor.

Heinz F. Hutter+
Born in 1929
P.O. Box 2187
Minneapolis, MN

Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones'
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland, Asbill & Brennan. Director, Motorola, Inc. (electronics), C-Cor Electronics, Inc., and Amnex, Inc. (communications).

William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN


Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Retired vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).


Alan K. Simpson'
Born in 1931
1201 Sunshine Ave.
Cody, WY


Former three-term United States Senator for Wyoming. Former Assistant Republican
Leader,  U.S.  Senate.   Director,   PacifiCorp   (electric  power)  and  Biogen
(pharmaceuticals).


Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN


President, Spencer Associates Inc. (consulting). Retired chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of International Advisory Council of NEC (Japan).


John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president of the Advisor.

Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).


C. Angus Wurtele
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN


Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc. (consumer foods).

+    Member of executive committee.
'    Member of joint audit committee.
* Interested person of the Trust by reason of being an officer and employee of the Trust.
** Interested person of the Trust by reason of being an officer, board member, employee and/or shareholder of the Advisor or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.

In addition to Mr. Pearce, who is chairman of the board, and Mr. Thomas who is president, the Trust's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN


President of Board Services Corporation. Vice president, general counsel and secretary for the Trust.

Officers who are also officers and/or employees of the Advisor:

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN

Director and senior vice president-investments of the Advisor. Vice president-investments for the Trust.

Frederick C. Quirsfeld
Born in 1947
IDS Tower 10
Minneapolis, MN

Vice president - taxable mutual fund investments of the Advisor. Vice president
- fixed income investments for the Trust.

Compensation for Portfolio Board Members

Once the assets of the Portfolio reach $20 million, members of the Portfolio board who are not officers of a Portfolio or of the Advisor receive an annual fee of $1,900 for Balanced Portfolio, $1,800 for Equity Portfolio, $600 for Equity Income Portfolio and $1,100 for Total Return Portfolio. They also receive attendance and other fees. These fees include for each day in attendance at meetings of the board, $50; for meetings of the Contracts and Investment Review Committees, $50; meetings of the Audit Committee, $25; for traveling from out-of-state, $19 for Balanced Portfolio, $18 for Equity Portfolio, $6 for Equity Income Portfolio and $11 for Total Return Portfolio; and as Chair of the Contracts Committee, $83. Expenses for attending meetings are reimbursed.

During the fiscal year ended Sept. 30, 1998, the independent members of the board for Balanced Portfolio, Equity Portfolio, Equity Income Portfolio and Total Return Portfolio, for attending up to 26 meetings, received the following compensation:

                                             Compensation Table
                                           for Balanced Portfolio

                                                                                          Total cash
                           Aggregate         Pensions or                             compensation from the
                         compensation        Retirement        Estimated annual     Preferred Master Trust
Board Member               from the       benefits accrued       benefit upon        Group and IDS MUTUAL
                           Portfolio        as Portfolio          retirement              FUND GROUP
                                              expenses
----------------------- ---------------- -------------------- -------------------- --------------------------
H. Brewster Atwater,         $ 2,775              $0                   $0                   $98,500
Jr.
Lynne V. Cheney                2,745               0                    0                    92,400
Robert F. Froehlke               642               0                    0                    24,900
Heinz F. Hutter                2,825               0                    0                   101,500
Anne P. Jones                  2,817               0                    0                    96,900
Melvin R. Laird                  330               0                    0                    12,200
Alan K. Simpson                2,598               0                    0                    84,400
Edson W. Spencer               3,017               0                    0                   113,000
Wheelock Whitney               2,875               0                    0                   104,500
C. Angus Wurtele               2,925               0                    0                   107,500

                                             Compensation Table
                                            for Equity Portfolio

                                                                                          Total cash
                           Aggregate         Pensions or                             compensation from the
                         compensation        Retirement        Estimated annual     Preferred Master Trust
Board Member               from the       benefits accrued       benefit upon        Group and IDS MUTUAL
                           Portfolio        as Portfolio          retirement              FUND GROUP
                                              expenses
----------------------- ---------------- -------------------- -------------------- --------------------------
H. Brewster Atwater,         $2,525               $0                   $0                   $98,500
Jr.
Lynne V. Cheney               2,479                0                    0                    92,400
Robert F. Froehlke              575                0                    0                    24,900
Heinz F. Hutter               2,575                0                    0                   101,500
Anne P. Jones                 2,553                0                    0                    96,900
Melvin R. Laird                 293                0                    0                    12,200
Alan K. Simpson               2,336                0                    0                    84,400
Edson W. Spencer              2,767                0                    0                   113,000
Wheelock Whitney              2,625                0                    0                   104,500
C. Angus Wurtele              2,675                0                    0                   107,500


                                             Compensation Table
                                        for Equity Income Portfolio

                                                                                          Total cash
                           Aggregate         Pensions or                             compensation from the
                         compensation        Retirement        Estimated annual     Preferred Master Trust
Board Member               from the       benefits accrued       benefit upon        Group and IDS MUTUAL
                           Portfolio        as Portfolio          retirement              FUND GROUP
                                              expenses
----------------------- ---------------- -------------------- -------------------- --------------------------
H. Brewster Atwater,         $1,625               $0                   $0                   $98,500
Jr.
Lynne V. Cheney               1,523                0                    0                    92,400
Robert F. Froehlke              375                0                    0                    24,900
Heinz F. Hutter               1,675                0                    0                   101,500
Anne P. Jones                 1,601                0                    0                    96,900
Melvin R. Laird                 181                0                    0                    12,200
Alan K. Simpson               1,392                0                    0                    84,400
Edson W. Spencer              1,867                0                    0                   113,000
Wheelock Whitney              1,725                0                    0                   104,500
C. Angus Wurtele              1,775                0                    0                   107,500





                                             Compensation Table
                                         for Total Return Portfolio

                                                                                          Total cash
                           Aggregate         Pensions or                             compensation from the
                         compensation        Retirement        Estimated annual     Preferred Master Trust
Board Member               from the       benefits accrued       benefit upon        Group and IDS MUTUAL
                           Portfolio        as Portfolio          retirement              FUND GROUP
                                              expenses
----------------------- ---------------- -------------------- -------------------- --------------------------
H. Brewster Atwater,         $2,025               $0                   $0                   $98,500
Jr.
Lynne V. Cheney               1,951                0                    0                    92,400
Robert F. Froehlke              542                0                    0                    24,900
Heinz F. Hutter               2,075                0                    0                   101,500
Anne P. Jones                 2,021                0                    0                    96,900
Melvin R. Laird                 274                0                    0                    12,200
Alan K. Simpson               1,810                0                    0                    84,400
Edson W. Spencer              2,267                0                    0                   113,000
Wheelock Whitney              2,125                0                    0                   104,500
C. Angus Wurtele              2,175                0                    0                   107,500

INDEPENDENT AUDITORS

The Funds' and corresponding Portfolios' financial statements contained in the Annual Report to shareholders for the fiscal year ended Sept. 30, 1998 were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90
S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Funds.

FINANCIAL STATEMENTS

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report to shareholders for the fiscal year ended Sept. 30, 1998, pursuant to Section 30(d) of the 1940 Act, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.

PROSPECTUS

The prospectus, dated Nov. 27, 1998, is hereby incorporated in this SAI by reference.

APPENDIX A

FOREIGN CURRENCY TRANSACTIONS

Since investments in foreign countries usually involve currencies of foreign countries, and since a Portfolio may hold cash and cash- equivalent investments in foreign currencies, the value of a Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a Portfolio may incur costs in connection with conversions between various currencies.

Spot Rates and Forward Contracts. A Portfolio conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.

A Portfolio may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Portfolio also may enter into forward contracts when management of a Portfolio believes the currency of a particular foreign country may suffer a substantial decline against another currency. It may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all securities denominated in such foreign currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. A Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of a Portfolio's securities or other assets denominated in that currency.

A Portfolio will designate cash or securities in an amount equal to the value of a Portfolio's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of a Portfolio's commitments on such contracts.

At maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If a Portfolio retains the security and engages in an offsetting transaction, a Portfolio will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date a Portfolio enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, a Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, a Portfolio will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for a Portfolio to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver.

A Portfolio's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although a Portfolio values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and unitholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

Options on Foreign Currencies. A Portfolio may buy put and write covered call options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities, a Portfolio may buy put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

As in the case of other types of options, however, the benefit to a Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, when a Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a Portfolio holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in the Portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A Portfolio may enter into currency futures contracts to sell currencies. It also may buy put and write covered call options on currency futures.

Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A Portfolio may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations, including the limitation on the percentage of assets that may be used, described in the prospectus. All futures contracts are aggregated for purposes of the percentage limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of a Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Portfolio against price decline if the issuer's creditworthiness deteriorates. Because the value of a Portfolio's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a Portfolio's investments denominated in that currency over time.

A Portfolio will hold securities or other options or futures positions whose values are expected to offset its obligations. A Portfolio will not enter into an option or futures position that exposes a Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or
(ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

APPENDIX B

INVESTING IN FOREIGN SECURITIES

Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below and those described in the prospectus, which are not typically associated with investing in United States securities. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the United States and at times, volatility of price can be greater than in the United States. Further, foreign markets have different clearance, settlement, registration and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to such problems could cause that Portfolio to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., a Portfolio does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio will endeavor to achieve the most favorable net results on their portfolio transactions. Further, a Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. It may be more difficult for a Portfolio's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social or economic instability, diplomatic developments which could affect United States investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries.

APPENDIX C

OPTIONS AND FUTURES CONTRACTS

A Portfolio may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. Balanced Portfolio, Equity Income Portfolio and Total Return Portfolio may enter into interest rate futures contracts and stock index futures contracts traded on any U.S. or foreign exchange and may buy or write put and call options on these futures and on stock indexes. Equity Portfolio may enter into stock index futures contracts traded on any U.S. or foreign exchange and may buy or write put and call options on these futures and on stock indexes. Options in the over-the-counter market will be purchased only when the Advisor believes a liquid secondary market exists for the options and only from dealers and institutions the Advisor believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, a Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit a Portfolio and its unitholders by improving a Portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, a Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by a Portfolio for investment purposes. Options permit a Portfolio to experience the change in the value of a security with a relatively small initial cash investment.

The risk a Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to a Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and subsequent sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. A Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:

`Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with a Portfolio's goals.

`All options written by a Portfolio will be covered. For covered call options, if a decision is made to sell the security, or for put options if a decision is made to buy the security, a Portfolio will attempt to terminate the option contract through a closing purchase transaction.

`A Portfolio will deal only in standard option contracts traded on national securities exchanges or those that may be quoted on NASDAQ (a system of price quotations developed by the National Association of Securities Dealers, Inc.).

`A Portfolio will write options only as permitted under federal laws or regulations, such as those that limit the amount of total assets subject to the options.

Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains.

If a covered call option is exercised, the security is sold by a Portfolio. The premium received upon writing the option is added to the proceeds received from the sale of the security. A Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the Portfolio's basis is that security. Premiums received from writing outstanding call options are included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.

Options on many securities are listed on options exchanges. If the fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. When a Portfolio writes such an option, the Custodian will segregate assets as appropriate to cover the option. These options may be more difficult to close. If a Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by a Portfolio expires or is exercised.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are commodity contracts listed on commodity exchanges. Futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges, through their clearing corporations, guarantee performance of the contracts. They include contracts based on U.S. Treasury bonds and on Standard & Poor's 500 Index (S&P 500 Index). In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500).


Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. For example, excluding any transaction costs, if a Portfolio enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, a Portfolio will gain $500 x (154-150) or $2,000. If a Portfolio enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Portfolio will lose $500 x (152-150) or $1,000.


Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by a Portfolio taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up within a segregated account at the Portfolio's custodian bank. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the Portfolio would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

The purpose of a futures contract is to allow a Portfolio to gain rapid exposure to or protect itself from changes in the market without actually buying or selling securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned. If interest rates did increase, the value of the debt securities in a portfolio would decline, but the value of a Portfolio's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of a Portfolio from declining as much as it otherwise would have. If, on the other hand, a Portfolio held cash reserves and interest rates were expected to decline, a Portfolio might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on a Portfolio's earnings. Even if short-term rates were not higher, a Portfolio would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, a Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Portfolio's cash reserves could then be used to buy long-term bonds on the cash market. A Portfolio could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly.

Risks of Transactions in Futures Contracts

A Portfolio may elect to close some or all of its contracts prior to expiration. Although a Portfolio intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, a Portfolio would have to make daily cash payments of variation margin. Such price movements, however, will be offset all or in part by the price movements of the securities owned by a Portfolio. Of course, there is no guarantee the price of the securities will correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Another risk in employing futures contracts to protect against the price volatility of securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of a Portfolio's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

In addition, a Portfolio's Advisor could be incorrect in its expectations as to the direction or extent of various interest rate or market movements or the time span within which the movements take place. For example, if a Portfolio sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, a Portfolio would lose money on the sale.

OPTIONS ON FUTURES CONTRACTS. Options give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of a Fund.

The risk a Portfolio assumes when it buys an option is the loss of the premium paid for the option. The risk involved in writing options on futures contracts a Portfolio owns, or on securities held in a Portfolio, is that there could be an increase in the market value of such contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. A Portfolio could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate a Portfolio's obligation, however, might be more or less than the premium received when it originally wrote the option. Further, a Portfolio might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A Portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.

TAX TREATMENT. As permitted under federal income tax laws, a Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in a Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity option, a Portfolio will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit a Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

APPENDIX D

MORTGAGE-BACKED SECURITIES

A mortgage pass through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to a Portfolio, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on certificates. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to a Portfolio.

Stripped Mortgage-Backed Securities. A Portfolio may invest in stripped mortgage-backed securities. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. On an IO, if prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Mortgage-Backed Security Spread Options. A Portfolio may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. A Portfolio would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to underperform like-duration Treasury securities.

APPENDIX E

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.

Dollar-cost averaging

------------------------------------- ----------------------------------- -----------------------------------
         Regular Investment                Market Price of a Share                 Shares Acquired
------------------------------------- ----------------------------------- -----------------------------------
                $100                               $6.00                                 16.7
                 100                                4.00                                 25.0
                 100                                4.00                                 25.0
                 100                                6.00                                 16.7
                 100                                5.00                                 20.0
               -----                            --------                               ------
                $500                              $25.00                                103.4

Average market price of a share over 5 periods:               $5.00 ($25.00 divided by 5).
The average price you paid for each share:                    $4.84 ($500 divided by 103.4).

     Independent auditors' report


     The board and shareholders
     Strategist Growth and Income Fund, Inc.:

     We have audited the accompanying statements of assets and liabilities of Strategist Balanced Fund, Strategist Equity Fund, Strategist Equity Income Fund and Strategist Total Return Fund (series within Strategist Growth and Income Fund, Inc.) as of September 30, 1998, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 1998 and the financial highlights for the two-year period ended September 30, 1998, and for the period from May 13, 1996 (commencement of operations), to September 30, 1996. These financial statements and financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Strategist Balanced Fund, Strategist Equity Fund, Strategist Equity Income Fund and Strategist Total Return Fund at September 30, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


     /s/ KPMG Peat Marwick LLP


     KPMG Peat Marwick LLP
     Minneapolis, Minnesota
     November 6, 1998




     Financial statements


     Statements of assets and liabilities
     Strategist Growth and Income Fund, Inc.
     Sept. 30, 1998


                                                                              Strategist          Strategist Equity
                                                                            Balanced Fund                      Fund

Assets
Investment in corresponding Portfolio (Note 1)                                 $1,137,764                  $943,936
Expense receivable from AEFC                                                           --                     5,112
Organizational costs (Note 1)                                                       1,340                     1,341
                                                                                    -----                     -----
Total assets                                                                    1,139,104                   950,389
                                                                                ---------                   -------

Liabilities
Accrued distribution fee                                                                8                         6
Accrued transfer agency fee                                                             3                         2
Accrued administrative services fee                                                     1                         1
Other accrued expenses                                                             44,537                    15,227
                                                                                   ------                    ------
Total liabilities                                                                  44,549                    15,236
                                                                                   ------                    ------
Net assets applicable to outstanding capital stock                             $1,094,555                  $935,153
                                                                               ----------                  --------

Represented by
Capital stock-- $.01 par value (Note 1)                                            $  726                  $    331
Additional paid-in capital                                                      1,032,859                   769,255
Undistributed net investment income                                                 1,208                     6,733
Accumulated net realized gain (loss)                                               67,161                    46,802
Unrealized appreciation (depreciation) on
  investments and on translation of assets and
  liabilities in foreign currencies                                                (7,399)                  112,032
                                                                                   ------                   -------
Total -- representing net assets applicable
  to outstanding capital stock                                                 $1,094,555                  $935,153
                                                                               ----------                  --------
Shares outstanding                                                                 72,633                    33,064
                                                                                   ------                    ------
Net asset value per share of outstanding capital stock                         $    15.07                  $  28.28
                                                                               ----------                  --------


     See accompanying notes to financial statements.





     Financial statements


     Statements of assets and liabilities
     Strategist Growth and Income Fund, Inc.
     Sept. 30, 1998


                                                                       Strategist Equity           Strategist Total
                                                                              Income Fund               Return Fund

Assets
Investment in corresponding Portfolio (Note 1)                                   $920,666                  $705,346
Expense receivable from AEFC                                                           13                        --
Organizational costs (Note 1)                                                       1,340                     1,340
                                                                                    -----                     -----
Total assets                                                                      922,019                   706,686
                                                                                  -------                   -------

Liabilities
Dividends payable to shareholders                                                     123                        --
Accrued distribution fee                                                                6                         5
Accrued transfer agency fee                                                             3                         1
Accrued administrative services fee                                                     1                         1
Other accrued expenses                                                             24,397                    21,722
                                                                                   ------                    ------
Total liabilities                                                                  24,530                    21,729
                                                                                   ------                    ------
Net assets applicable to outstanding capital stock                               $897,489                  $684,957
                                                                                 --------                  --------

Represented by
Capital stock-- $.01 par value (Note 1)                                          $    911                  $    555
Additional paid-in capital                                                        830,081                   661,563
Undistributed net investment income                                                 1,023                     2,126
Accumulated net realized gain (loss)                                               88,614                    49,776
Unrealized appreciation (depreciation) on
  investments and on translation of assets and
  liabilities in foreign currencies                                               (23,140)                  (29,063)
                                                                                  -------                   -------
Total -- representing net assets applicable to
  outstanding capital stock                                                      $897,489                  $684,957
                                                                                 --------                  --------
Shares outstanding                                                                 91,108                    55,459
                                                                                   ------                    ------
Net asset value per share of outstanding capital stock                           $   9.85                  $  12.35
                                                                                 --------                  --------


     See accompanying notes to financial statements.






     Statements of operations
     Strategist Growth and Income Fund, Inc.
     Year ended Sept. 30, 1998
                                                                              Strategist          Strategist Equity
                                                                            Balanced Fund                      Fund

Investment income
Income:
Dividends                                                                       $  15,095                   $14,533
Interest                                                                           29,445                     2,471
  Less foreign taxes withheld                                                         (97)                      (52)
                                                                                      ---                       ---
Total income                                                                       44,443                    16,952
                                                                                   ------                    ------
Expenses (Note 2):
Expenses allocated from corresponding Portfolio                                     5,159                     4,235
Distribution fee                                                                    2,586                     2,178
Transfer agency fee                                                                   871                       505
Administrative services fees and expenses                                             414                       348
Postage                                                                                --                       200
Registration fees                                                                      92                     5,844
Reports to shareholders                                                                --                       360
Audit fees                                                                          3,500                     3,200
Other                                                                                 511                       830
                                                                                      ---                       ---
Total expenses                                                                     13,133                    17,700
  Less expenses reimbursed by AEFC                                                 (3,520)                   (6,800)
                                                                                   ------                    ------
Total net expenses                                                                  9,613                    10,900
                                                                                    -----                    ------
Investment income (loss)-- net                                                     34,830                     6,052
                                                                                   ------                     -----

Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
  Security transactions                                                            69,401                    50,636
  Financial futures contracts                                                         394                        --
  Foreign currency transactions                                                    (1,019)                      175
  Options contracts written                                                          (542)                       46
                                                                                     ----                        --
Net realized gain (loss) on investments                                            68,234                    50,857
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilities in foreign currencies                                              (105,115)                  (56,086)
                                                                                 --------                   -------
Net gain (loss) on investments and foreign currencies                             (36,881)                   (5,229)
                                                                                  -------                    ------
Net increase (decrease) in net assets resulting
  from operations                                                                $ (2,051)                 $    823
                                                                                 --------                  --------


     See accompanying notes to financial statements.





Statements of operations
Strategist Growth and Income Fund, Inc.
Year ended Sept. 30, 1998


                                                                       Strategist Equity           Strategist Total
                                                                              Income Fund               Return Fund

Investment income
Income:
Dividends                                                                        $ 22,589                 $   7,539
Interest                                                                            6,486                    22,041
  Less foreign taxes withheld                                                        (191)                     (178)
                                                                                     ----                      ----
Total income                                                                       28,884                    29,402
                                                                                   ------                    ------
Expenses (Note 2):
Expenses allocated from corresponding Portfolio                                     4,671                     3,513
Distribution fee                                                                    2,258                     1,808
Transfer agency fee                                                                   799                       319
Administrative services fees and expenses                                             361                       289
Registration fees                                                                   3,917                     5,994
Audit fees                                                                          3,200                     3,200
Other                                                                                  --                       511
                                                                                                                ---
Total expenses                                                                     15,206                    15,634
  Less expenses reimbursed by AEFC                                                 (3,935)                   (7,331)
                                                                                   ------                    ------
Total net expenses                                                                 11,271                     8,303
                                                                                   ------                     -----
Investment income (loss)-- net                                                     17,613                    21,099
                                                                                   ------                    ------

Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
  Security transactions                                                            91,617                    59,600
  Financial futures contracts                                                       2,041                    (2,179)
  Foreign currency transactions                                                         6                       317
  Options contracts written                                                            --                    (2,227)
                                                                                                             ------
Net realized gain (loss) on investments                                            93,664                    55,511
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilities in foreign currencies                                              (142,332)                 (106,027)
                                                                                 --------                  --------
Net gain (loss) on investments and foreign currencies                             (48,668)                  (50,516)
                                                                                  -------                   -------
Net increase (decrease) in net assets resulting
  from operations                                                                $(31,055)                $ (29,417)
                                                                                 --------                 ---------


     See accompanying notes to financial statements.






     Statements of changes in net assets
     Strategist Growth and Income Fund, Inc.
     Year ended Sept. 30,


                                                                                      Strategist Balanced Fund


                                                                                     1998                   1997

Operations and distributions
Investment income (loss)-- net                                                  $   34,830               $ 33,047
Net realized gain (loss) on investments                                             68,234                 62,709
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilities in foreign currencies                                               (105,115)                74,606
                                                                                  --------                 ------
Net increase (decrease) in net assets resulting
  from operations                                                                   (2,051)               170,362
                                                                                    ------                -------
Distributions to shareholders from:
  Net investment income                                                            (33,720)               (32,085)
  Net realized gain                                                                (59,803)                    --
                                                                                   -------                    ---
Total distributions                                                                (93,523)               (32,085)
                                                                                   -------                -------

Capital share transactions (Note 3)
Proceeds from sales                                                                282,355                225,783
Reinvestment of distributions at net asset value                                    93,437                 32,085
Payments for redemptions                                                           (80,708)               (25,917)
                                                                                   -------                -------
Increase (decrease) in net assets from capital
  share transactions                                                               295,084                231,951
                                                                                   -------                -------
Total increase (decrease) in net assets                                            199,510                370,228
Net assets at beginning of year                                                    895,045                524,817
                                                                                   -------                -------
Net assets at end of year                                                       $1,094,555               $895,045
                                                                                ----------               --------
Undistributed net investment income                                             $    1,208               $  1,422
                                                                                ----------               --------


     See accompanying notes to financial statements.






     Statements of changes in net assets
     Strategist Growth and Income Fund, Inc.
     Year ended Sept. 30,


                                                                                        Strategist Equity Fund

                                                                                     1998                   1997

Operations and distributions
Investment income (loss)-- net                                                    $  6,052               $ 14,159
Net realized gain (loss) on investments                                             50,857                 55,053
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilities in foreign currencies                                                (56,086)               114,216
                                                                                   -------                -------
Net increase (decrease) in net assets resulting
  from operations                                                                      823                183,428
                                                                                       ---                -------
Distributions to shareholders from:
  Net investment income                                                             (3,310)               (12,677)
  Net realized gain                                                                (30,218)                    --
                                                                                   -------                    ---
Total distributions                                                                (33,528)               (12,677)
                                                                                   -------                -------

Capital share transactions (Note 3)
Proceeds from sales                                                                172,761                 72,008
Reinvestment of distributions at net asset value                                    33,528                 12,677
Payments for redemption                                                            (16,750)               (11,233)
                                                                                   -------                -------
Increase (decrease) in net assets from capital
  share transactions                                                               189,539                 73,452
                                                                                   -------                 ------
Total increase (decrease) in net assets                                            156,834                244,203
Net assets at beginning of year                                                    778,319                534,116
                                                                                   -------                -------
Net assets at end of year                                                         $935,153               $778,319
                                                                                  --------               --------
Undistributed net investment income                                               $  6,733               $  2,610
                                                                                  --------               --------


     See accompanying notes to financial statements.





     Statements of changes in net assets
     Strategist Growth and Income Fund, Inc.
     Year ended Sept. 30,


                                                                                   Strategist Equity income Fund

                                                                                     1998                    1997

Operations and distributions
Investment income (loss)-- net                                                   $  17,613              $  25,154
Net realized gain (loss) on investments                                             93,664                 64,629
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilities in foreign currencies                                               (142,332)                85,635
                                                                                  --------                 ------
Net increase (decrease) in net assets resulting
  from operations                                                                  (31,055)               175,418
                                                                                   -------                -------
Distributions to shareholders from:
  Net investment income                                                            (18,054)               (24,199)
  Net realized gain                                                                (61,081)                    --
                                                                                   -------                    ---
Total distributions                                                                (79,135)               (24,199)
                                                                                   -------                -------

Capital share transactions (Note 3)
Proceeds from sales                                                                148,894                144,070
Reinvestment of distributions at net asset value                                    79,110                 24,145
Payments for redemptions                                                           (47,384)               (25,885)
                                                                                   -------                -------
Increase (decrease) in net assets from capital
  share transactions                                                               180,620                142,330
                                                                                   -------                -------
Total increase (decrease) in net assets                                             70,430                293,549
Net assets at beginning of year                                                    827,059                533,510
                                                                                   -------                -------
Net assets at end of year                                                         $897,489               $827,059
                                                                                  --------               --------
Undistributed net investment income                                                $ 1,023                $ 1,325
                                                                                   -------                -------


     See accompanying notes to financial statements.





     Statements of changes in net assets
     Strategist Growth and Income Fund, Inc.
     Year ended Sept. 30,

                                                                                    Strategist Total Return Fund


                                                                                     1998                    1997

Operations and distributions
Investment income (loss)-- net                                                    $ 21,099               $ 14,122
Net realized gain (loss) on investments                                             55,511                 68,331
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilites in foreign currencies                                                (106,027)                36,821
                                                                                  --------                 ------
Net increase (decrease) in net assets resulting
  from operations                                                                  (29,417)               119,274
                                                                                   -------                -------
Distributions to shareholders from:
  Net investment income                                                            (20,856)               (13,416)
  Net realized gain                                                                (58,828)                    --
                                                                                   -------                    ---
Total distributions                                                                (79,684)               (13,416)
                                                                                   -------                -------

Capital share transactions (Note 3)
Proceeds from sales                                                                 47,658                 55,803
Reinvestment of distributions at net asset value                                    79,621                 13,416
Payments for redemptions                                                           (19,649)               (17,370)
                                                                                   -------                -------
Increase (decrease) in net assets from capital
  share transactions                                                               107,630                 51,849
                                                                                   -------                 ------
Total increase (decrease) in net assets                                             (1,471)               157,707
Net assets at beginning of year                                                    686,428                528,721
                                                                                   -------                -------
Net assets at end of year                                                         $684,957               $686,428
                                                                                  --------               --------
Undistributed net investment income                                               $  2,126               $  1,055
                                                                                  --------               --------


     See accompanying notes to financial statements.




     Notes to financial statements


Strategist Growth and Income Fund, Inc.

1. Summary of significant accounting policies

     Strategist  Balanced Fund (Balanced Fund),  Strategist  Equity Fund (Equity
     Fund), Strategist Equity Income Fund (Equity Income Fund), and Strategist Total Return Fund (Total Return Fund) are series of capital stock within Strategist Growth and Income Fund, Inc. Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Strategist Growth and Income Fund, Inc. has 3 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

     Investments in Portfolios

     Each of the Funds seeks to achieve its investment objectives by investing all of its net investable assets in a corresponding series of Growth and Income Trust (the Trust).

     Balanced Fund invests all of its assets in Balanced Portfolio, an open-end investment company that has the same objectives as the Fund. Balanced Portfolio balances its investments between common stocks and senior securities (preferred stocks and debt securities) issued by U.S. and foreign companies.

     Equity Fund invests all of its assets in Equity Portfolio, an open-end investment company that has the same objectives as the Fund. Equity Portfolio invests primarily in common stocks and securities convertible into common stocks.

     Equity Income Fund invests all of its assets in Equity Income Portfolio, an open-end investment company that has the same objectives as the Fund. Equity Income Portfolio seeks to provide a high level of current income and, as a secondary goal, steady growth of capital by investing primarily in dividend-paying stocks.

     Total Return Fund invests all of its assets in Total Return Portfolio, an open-end investment company that has the same objectives as the Fund. Total Return Portfolio invests primarily in U.S. equity securities, U.S. and foreign debt securities, foreign equity securities, and money market instruments.

     Each Fund records daily its share of the corresponding Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements. Each Fund records its investment in the corresponding Portfolio at the value that is equal to the Fund's proportionate ownership interest in the net assets of the Portfolio. As of Sept. 30, 1998, the percentages of the corresponding Portfolio owned by Balanced Fund, Equity Fund, Equity Income Fund, and Total Return Fund were 0.02%, 0.02%, 0.04%, and 0.03%, respectively. Valuation of securities held by the Portfolios is discussed in Note 1 of the Portfolios' "Notes to financial statements," which are included elsewhere in this report.

     Organizational costs

     Each Fund incurred organizational expenses in connection with the start-up and initial registration of the Fund. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by AEFC representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of the unamortized organizational cost balance.

     Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     Federal taxes

     Since each Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders, no provision for income or excise taxes is required.

     Net investment income (loss) and net realized gains (losses) allocated from the Portfolios may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

     On the statement of assets and liabilities, due to permanent book-to-tax differences, undistributed net investment income and accumulated net realized gain (loss) have been increased (decreased), resulting in a net reclassification adjustment to additional paid-in capital as follows:

                                                        Equity       Total
                            Balanced       Equity       Income      Return
                              Fund          Fund         Fund        Fund

Undistributed net
    investment income        $(1,324)      $1,381        $139        $828
Accumulated net
    realized gain (loss)       1,835         (175)        372        (317)

Additional paid-in
    capital reduction           $511       $1,206        $511        $511


     Dividends to shareholders

     Dividends from net investment income, declared quarterly and paid at the end of each calendar quarter for Balanced Fund, Equity Fund and Total Return Fund, and declared daily and paid each calendar quarter for Equity Income Fund, are reinvested in additional shares of the Funds at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

     Other

     At Sept. 30, 1998, AEFC owned 44,262 shares for Balanced Fund, 25,104 shares for Equity Fund, 67,533 shares for Equity Income Fund and 49,466 shares for Total Return Fund.


2. Expenses and sales charges

     In addition to the expenses allocated from the Portfolio, each Fund accrues its own expenses as follows:

     Each Fund entered into an agreement with AEFC for providing administrative services. Under its Administrative Services Agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually.

     Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. Each Fund pays AECSC an annual fee per shareholder account of $20.

     Under a Plan and Agreement of Distribution, each Fund pays American Express Service Corporation (the Distributor) a distribution fee at an annual rate of 0.25% of the Fund's average daily net assets for distribution related services.

     AEFC and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses through Dec. 31, 1998. Under this agreement, each Fund's total expenses will not exceed 1.25% (1.30% for Total Return
     Fund) of each of the Fund's average daily net assets. In addition, for the year ended Sept. 30, 1998, AEFC further voluntarily agreed to waive certain fees and expenses to .93% for Balanced Fund and 1.15% for Total Return Fund.

3. Capital share transactions

     Transactions in shares of capital stock for the years indicated are as follows:

                                       Year ended Sept. 30, 1998
                                                      Equity        Total
                           Balanced      Equity       Income       Return
                             Fund         Fund         Fund         Fund

Sold                         17,601       5,667       13,570       3,489
Issued for reinvested
 distributions                6,007       1,202        7,727       6,111
Redeemed                     (4,983)       (562)      (4,302)     (1,373)

Net increase (decrease)      18,625       6,307       16,995       8,227

                                        Year ended Sept. 30, 1997
                                                       Equity       Total
                           Balanced       Equity       Income      Return
                             Fund          Fund         Fund        Fund

Sold                          15,132      2,872       15,615       4,254
Issued for reinvested
 distributions                 2,072        477        2,319         981
Redeemed                      (1,859)      (437)      (3,659)     (1,262)

Net increase (decrease)       15,345      2,912       14,275       3,973



4. Financial highlights

     The  tables  below  show  certain  important   financial   information  for
     evaluating each Fund's results.

     Fiscal period ended Sept. 30,

     Per share income and capital changes(a)


                                                          Balanced Fund                        Equity Fund
                                                1998        1997        1996b       1998        1997       1996b
Net asset value, beginning of period             $16.57      $13.57      $13.36      $29.09      $22.40     $21.73
Income from investment operations:
Net investment income (loss)                        .53         .66         .18         .18         .54        .21
Net gains (losses) (both realized and unrealized)  (.39)       2.99         .17         .24        6.64        .62
Total from investment operations                    .14        3.65         .35         .42        7.18        .83
Less distributions:
Dividends from net investment income               (.52)       (.65)       (.14)       (.12)       (.49)      (.16)
Distributions from realized gains                 (1.12)         --          --       (1.11)         --         --
Total distributions                               (1.64)       (.65)       (.14)      (1.23)       (.49)      (.16)
Net asset value, end of period                   $15.07      $16.57      $13.57      $28.28      $29.09     $22.40
Ratios/supplemental data:
Net assets, end of period (in thousands)         $1,095        $895        $525        $935        $778       $534
Ratio of expenses to average daily net assets(d)   .93%        .62%       1.25%c      1.25%        .58%      1.25%c
Ratio of net income (loss) to average
daily net assets                                  3.37%       4.60%       3.91%c       .69%       2.17%      3.06%c
Total return                                        .7%       27.4%        2.6%         .9%       28.3%       3.8%
Portfolio turnover rate (excluding
short-term securities)                              98%         49%         14%         79%         82%        21%
Average brokerage commission rate(e)             $.0479      $.0465      $.0483      $.0417      $.0320     $.0488



a  For a share outstanding throughout the period. Rounded to the nearest cent.

b  Inception date was May 13, 1996.

c  Adjusted to an annual basis.

d  The Advisor and Distributor voluntarily limited  total  operating  expenses.
Without this agreement, the ratio of expenses to average daily net assets would have been 1.27%, 6.35% and 34.04% for Balanced Fund for periods ended 1998, 1997 and 1996, respectively, 2.03%, 1.13% and 34.21% for Equity Fund for the periods ended 1998, 1997 and 1996, respectively.

e Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.





     Financial highlights (continued)

     Fiscal period ended Sept. 30,

     Per share income and capital changes(a)



                                                       Equity Income Fund                 Total Return Fund
                                                   1998        1997        1996b       1998        1997        1996b
Net asset value, beginning of period             $11.16       $8.92       $8.68      $14.53      $12.22      $11.89
Income from investment operations:
Net investment income (loss)                        .21         .37         .13         .40         .31         .06
Net gains (losses) (both realized
and unrealized)                                    (.47)       2.22         .23        (.94)       2.29         .31
Total from investment operations                   (.26)       2.59         .36        (.54)       2.60         .37
Less distributions:
Dividends from net investment income               (.22)       (.35)       (.12)       (.40)       (.29)       (.04)
Distributions from realized gains                  (.83)         --          --       (1.24)         --          --
Total distributions                               (1.05)       (.35)       (.12)      (1.64)       (.29)       (.04)
Net asset value, end of period                    $9.85      $11.16       $8.92      $12.35      $14.53      $12.22
Ratios/supplemental data:
Net assets, end of period (in thousands)           $897        $827        $534        $685        $686        $529
Ratio of expenses to average daily net assets(c)  1.25%       1.07%       1.25%d       1.15%       1.26%       1.30%d
Ratio of net income (loss) to average
daily net assets                                  1.95%       3.65%       3.51%d       2.92%       2.29%        .96%d
Total return                                      (2.6%)      29.4%        4.1%       (4.1)%       21.4%        3.2%
Portfolio turnover rate (excluding
short-term securities)                              97%         81%         17%         122%         99%         35%
Average brokerage commission rate(e)             $.0487      $.0482      $.0324      $.0128      $.0339      $.0384


a  For a share outstanding throughout the period. Rounded to the nearest cent.

b  Inception date was May 13, 1996.

c  The Advisor and Distributor voluntarily limited  total  operating  expenses.
Without this agreement, the ratio of expenses to average daily net assets would have been 1.68%, 4.53% and 24.26% for Equity Income Fund for periods ended 1998, 1997 and 1996, respectively, and 2.16%, 2.79% and 31.60% for Total Return Fund for the periods ended 1998, 1997 and 1996, respectively.

d  Adjusted to an annual basis.

e Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.


 Independent auditors' report


     The board of trustees and unitholders Growth and Income Trust:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Balanced Portfolio (a series of Growth and Income Trust) as of September 30, 1998, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 1998. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Balanced Portfolio at September 30, 1998, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


     /s/ KPMG Peat Markwick LLP


     KPMG Peat Marwick LLP
     Minneapolis, Minnesota
     November 6, 1998


     Financial statements


     Statement of assets and liabilities
     Balanced Portfolio
     Sept. 30, 1998

Assets
Investments in securities, at value (Note 1)
  (identified cost $4,835,128,090)                                                                $4,811,625,578
Dividends and accrued interest receivable                                                             24,524,579
Receivable for investment securities sold                                                             41,939,900
Receivable from investment advisor                                                                       208,291
U.S. government securities held as collateral (Note 6)                                                11,745,681
                                                                                                      ----------
Total assets                                                                                       4,890,044,029
                                                                                                   -------------

Liabilities
Disbursements in excess of cash on demand deposit                                                      5,380,830
Payable for investment securities purchased                                                           59,147,008
Payable upon return of securities loaned (Note 6)                                                     64,245,681
Accrued investment management services fee                                                                64,461
Options contracts written, at value
  (premium received $8,622,697) (Note 4)                                                               9,899,326
Other accrued expenses                                                                                    76,169
                                                                                                          ------
Total liabilities                                                                                    138,813,475
                                                                                                     -----------
Net assets                                                                                        $4,751,230,554
                                                                                                  --------------


     See accompanying notes to financial statements.





     Statement of operations
     Balanced Portfolio
     Year ended Sept. 30, 1998

Investment income
Income:
Dividends                                                                                           $ 70,716,129
Interest                                                                                             139,363,451
  Less foreign taxes withheld                                                                           (418,460)
                                                                                                        --------
Total income                                                                                         209,661,120
                                                                                                     -----------
Expenses (Note 2):
Investment management services fee                                                                    23,644,896
Compensation of board members                                                                             23,548
Custodian fees                                                                                           405,370
Audit fees                                                                                                29,625
Other                                                                                                     34,257
                                                                                                          ------
Total expenses                                                                                        24,137,696
 Earnings credits on cash balances (Note 2)                                                              (11,766)
                                                                                                         -------
Total net expenses                                                                                    24,125,930
                                                                                                      ----------
Investment income (loss) -- net                                                                       185,535,190
                                                                                                      -----------

Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
 Security transactions (Note 3)                                                                      521,155,282
 Foreign currency transactions                                                                        (4,883,350)
 Options contracts written (Note 4)                                                                   (2,264,688)
 Financial futures contracts (Note 5)                                                                 22,878,321
                                                                                                      ----------
Net realized gain (loss) on investments                                                              536,885,565
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilities in foreign currencies                                                                 (663,319,521)
                                                                                                    ------------
Net gain (loss) on investments and foreign currencies                                               (126,433,956)
                                                                                                    ------------
Net increase (decrease) in net assets resulting from operations                                    $  59,101,234
                                                                                                   -------------


     See accompanying notes to financial statements.





     Statements of changes in net assets
     Balanced Portfolio
     Year ended Sept. 30,


                                                                                     1998                    1997

Operations
Investment income (loss)-- net                                              $  185,535,190         $  191,274,275
Net realized gain (loss) on investments                                        536,885,565            535,161,611
Net change in unrealized appreciation
  (depreciation) on investments and on translation
  of assets and liabilities in foreign currencies                             (663,319,521)           270,752,151
                                                                              ------------            -----------
Net increase (decrease) in net assets
 resulting from operations                                                      59,101,234            997,188,037
Net contributions (withdrawals) from partners                                 (161,190,578)          (161,960,911)
                                                                              ------------           ------------
Total increase (decrease) in net assets                                       (102,089,344)           835,227,126
Net assets at beginning of year                                              4,853,319,898          4,018,092,772
                                                                             -------------          -------------
Net assets at end of year                                                   $4,751,230,554         $4,853,319,898
                                                                            --------------         --------------


     See accompanying notes to financial statements.



 Notes to financial statements


Balanced Portfolio

1. Summary of significant accounting policies

     Balanced Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Balanced Portfolio seeks to provide a balance of growth of capital and current income by investing in common stocks and senior securities (preferred stocks and debt securities) issued by U.S. and foreign companies. The Portfolio also may invest in derivative instruments and money market instruments. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

     Significant accounting policies followed by the Portfolio are summarized below:

     Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     Valuation of securities

     All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

     Option transactions

     In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

     Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Futures transactions

     In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

     Foreign currency translations and foreign currency contracts

     Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

     The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

     Illiquid securities

     At Sept. 30, 1998, investments in securities included issues that are illiquid. The Portfolio currently limits investments in illiquid securities to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 1998 was $4,421,640 representing 0.09% of the net assets. Pursuant to guidelines adopted by the board, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

     Federal taxes

     For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

     Other

     Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.


2. Fees and expenses

     The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.43% annually. The fees may be increased or decreased by a performance adjustment based on a comparison of the performance of Class A shares of IDS Mutual to the Lipper Balanced Fund Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets on an annual basis. The adjustment decreased the fee by $889,629 for the year ended Sept. 30, 1998.

     Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

     During the year ended Sept. 30, 1998, the Portfolio's custodian fees were reduced by $11,766 as a result of earnings credits from overnight cash balances.

     Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.


3. Securities transactions

     Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $4,954,025,281 and $4,555,917,811, respectively, for the year ended Sept. 30, 1998. For the same period, the portfolio turnover rate was 98%. Realized gains and losses are determined on an identified cost basis.

     Brokerage commissions paid to brokers affiliated with AEFC were $18,405 during this period.

4. Options contracts written

     The number of contracts and premium amounts associated with options contracts written is as follows:

                                         Year ended Sept. 30, 1998

                                    Puts                         Calls
                         Contracts        Premium      Contracts      Premium

Balance Sept. 30, 1997          --     $       --             --   $       --
Opened                       2,400      4,153,631          4,983    7,347,256
Exercised                       --             --         (1,233)    (809,749)
Closed                          --             --         (1,000)  (2,068,441)

Balance Sept. 30, 1998       2,400      4,153,631          2,750    4,469,066


See "Summary of significant accounting policies."


5. Interest rate future contracts

     Investments in securities at Sept. 30, 1998, included securities valued at $45,122,447 that were pledged as collateral to cover initial margin deposits on 1,450 open sale contracts. The market value of the open sale contracts at Sept. 30, 1998 was $176,084,375 with a net unrealized loss of $4,398,698. See "Summary of significant accounting policies."


6. Lending of portfolio securities

     At Sept. 30, 1998, securities valued at $64,420,600 were on loan to brokers. For collateral, the Portfolio received $52,500,000 in cash and U.S. government securities valued at $11,745,681. Income from securities lending amounted to $317,595 for the year ended Sept. 30, 1998. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.



 Investments in securities


Balanced Portfolio
Sept. 30, 1998

(Percentages represent value of investments compared to net assets)


Common stocks (60.3%)
Issuer                                                               Shares                            Value(a)

Aerospace & defense (1.2%)
AlliedSignal                                                          800,000                           $28,300,000
Rockwell Intl                                                         770,000(l)                         27,816,250

Total                                                                                                    56,116,250

Airlines (0.6%)
AMR                                                                   502,200(b)                         27,840,713

Automotive & related (2.1%)
Ford Motor                                                            870,000                            40,835,625
General Motors                                                        630,000                            34,453,125
TRW                                                                   577,000                            25,604,375

Total                                                                                                   100,893,125

Banks and savings & loans (7.0%)
BankAmerica                                                           805,000                            48,400,625
First Chicago NBD                                                   1,150,000                            78,775,000
First Union                                                         1,581,250                            80,940,233
NationsBank                                                           690,000(b)                         36,915,000
Washington Mutual                                                   2,587,500                            87,328,125

Total                                                                                                   332,358,983

Beverages & tobacco (0.6%)
Fortune Brands                                                        928,000                            27,492,000

Building materials & construction (0.4%)
American Standard                                                     800,000(b)                         21,100,000

Chemicals (1.2%)
Air Products & Chemicals                                              965,000                           $28,708,750
Du Pont (EI) de Nemours                                               500,000                            28,062,500

Total                                                                                                    56,771,250

Communications equipment & services (1.3%)
Motorola                                                              815,000                            34,790,313
Northern Telecom                                                      858,000(c)                         27,456,000

Total                                                                                                    62,246,313

Computers & office equipment (4.3%)
3Com                                                                1,177,200(b,l)                       35,389,575
Compaq Computer                                                     1,178,000                            37,254,250
Electronic Data Systems                                               510,000                            16,925,625
Hewlett-Packard                                                       605,000                            32,027,188
Intl Business Machines                                                650,000                            83,199,999

Total                                                                                                   204,796,637

Electronics (1.2%)
AMP                                                                   480,000                            17,160,000
Applied Materials                                                     620,000(b)                         15,655,000
Texas Instruments                                                     450,000                            23,737,500

Total                                                                                                    56,552,500

Energy (7.8%)
Chevron                                                               610,000                            51,278,125
Elf Aquitaine ADR                                                     477,500(c)                         29,694,531
ENI                                                                 5,800,000(b,c)                       35,559,220
Exxon                                                                 615,000                            43,165,313
Mobil                                                                 750,000                            56,953,124
Royal Dutch Petroleum                                               1,690,000(c)                         80,486,249
Texaco                                                                775,000(l)                         48,582,813
Tosco                                                                 960,000                            20,640,000
Unocal                                                                151,500                             5,491,875

Total                                                                                                   371,851,250

Energy equipment & services (0.7%)
Halliburton                                                           728,500                           $20,807,781
Santa Fe Intl                                                         906,800                            13,942,050

Total                                                                                                    34,749,831

Financial services (2.6%)
Boston Properties                                                     370,000                            10,545,000
Household Intl                                                      1,782,500                            66,843,750
Travelers Group                                                     1,207,500                            45,281,250

Total                                                                                                   122,670,000

Food (2.2%)
Bestfoods                                                             599,000                            29,014,063
General Mills                                                         552,000                            38,640,000
Sara Lee                                                              655,000(l)                         35,370,000

Total                                                                                                   103,024,063

Health care (3.8%)
American Home Products                                                673,000                            35,248,375
Amgen                                                                 473,000(b)                         35,741,063
Baxter Intl                                                           580,000                            34,510,000
Johnson & Johnson                                                     465,000                            36,386,250
Merck & Co                                                            283,000                            36,666,187

Total                                                                                                   178,551,875

Health care services (0.5%)
Columbia/HCA Healthcare                                             1,198,000                            24,034,875

Household products (1.3%)
Kimberly-Clark                                                        700,000                            28,350,000
Procter & Gamble                                                      450,000                            31,921,875

Total                                                                                                    60,271,875

Industrial equipment & services (1.0%)
Browning-Ferris Inds                                                1,015,000                            30,703,750
Case                                                                  423,100                             9,202,425
Illinois Tool Works                                                   137,200                             7,477,400

Total                                                                                                    47,383,575

Insurance (4.1%)
American Intl Group                                                   776,250                           $59,771,250
Lincoln Natl                                                          862,500                            70,940,625
Marsh & McLennan                                                    1,334,250                            66,378,938

Total                                                                                                   197,090,813

Leisure time & entertainment (0.5%)
Mattel                                                                860,000                            24,080,000

Media (0.3%)
CBS                                                                   603,650                            14,638,513

Multi-industry conglomerates (1.1%)
Emerson Electric                                                      850,000                            52,912,500

Paper & packaging (0.7%)
Tenneco                                                             1,022,000                            33,598,250

Real estate investment trust (1.4%)
Equity Office Properties Trust                                        405,000                             9,922,500
Nationwide Health Properties                                          325,000                             7,312,500
ProLogis Trust                                                        700,000                            15,837,500
Simon Property Group                                                  700,000                            20,825,000
Spieker Properties                                                    380,000                            13,965,000

Total                                                                                                    67,862,500

Retail (3.0%)
American Stores                                                     2,200,000                            70,812,500
Costco Cos                                                            600,000(b)                         28,425,000
Dayton Hudson                                                       1,155,000                            41,291,250

Total                                                                                                   140,528,750

Transportation (1.4%)
Burlington Northern Santa Fe                                        1,120,000                            35,840,000
Union Pacific                                                         747,000                            31,840,875

Total                                                                                                    67,680,875

Utilities -- electric (3.5%)
Carolina Power & Light                                                585,000                           $27,019,688
CMS Energy                                                            775,000                            33,760,938
Duke Energy                                                           601,800                            39,831,638
New Century Energies                                                  900,000                            43,818,749
Northern States Power                                                 800,000                            22,450,000

Total                                                                                                   166,881,013

Utilities -- gas (0.6%)
Coastal                                                               775,000                            26,156,250

Utilities -- telephone (3.9%)
Ameritech                                                             800,000                            37,900,000
BCE                                                                   445,000(c)                         12,432,188
BellSouth                                                             490,000                            36,872,500
SBC Communications                                                    834,400                            37,078,650
U S WEST Communications                                             1,125,000                            58,992,187

Group Total                                                                                             183,275,525

Total common stocks
(Cost: $2,988,626,916)                                                                               $2,863,410,104


Preferred stock (0.7%)
Issuer                                                               Shares                            Value(a)

Houston Inds                                                          420,000(j)                        $32,051,250
  7.00% Cv ACES

Total preferred stock
(Cost: $33,029,970)                                                                                     $32,051,250





Bonds (33.1%)
Issuer                                              Coupon                  Principal               Value(a)
                                                     rate                    amount

Government obligations (5.8%)
Govt Trust Certs Israel
  11-15-01                                          9.25%                  $6,537,751                    $6,853,263
Overseas Private Investment
U.S. Govt Guaranty Series 1996A
  01-15-09                                          6.99                   17,500,000                    19,054,525
Republic of Slovenia
(U.S. Dollar)
  08-06-01                                          7.00                    7,200,000(c,f)                7,420,320
Resolution Funding Corp
  10-15-19                                          8.13                   50,000,000                    66,928,500
Zero Coupon
  01-15-19                                          6.50                   53,000,000(i)                 17,295,490
  10-15-19                                          6.32                   50,000,000(i)                 15,355,500
U.S. Treasury
  11-15-01                                          4.75                    7,500,000                     6,549,000
  11-15-04                                          4.88                    7,500,000                     5,718,150
  08-15-19                                          8.13                   65,000,000(l,m)               89,136,449
  08-15-23                                          6.25                   25,000,000(l,m)               28,638,250
  11-15-27                                          6.13                   10,000,000(d)                 11,528,600

Total                                                                                                   274,478,047

Mortgage-backed securities (11.8%)
Collateralized Mtge Obligation Trust
  12-20-14                                          9.95                    2,862,422                     3,084,031
Federal Home Loan Mtge Corp
  01-15-03                                          7.50                    6,864,711                     7,104,220
  10-01-03                                          7.00                    4,199,808                     4,283,804
  07-01-07                                          6.50                      384,135                       391,456
  07-01-08                                          6.75                    1,618,302                     1,650,668
  06-01-09                                          5.50                    4,095,202                     4,106,259
  01-01-11                                          6.50                   14,999,344                    15,327,529
  03-01-13                                          5.50                   14,433,340                    14,371,594
  10-15-23                                          6.50                    2,596,077                     2,724,947
  08-01-24                                          8.00                    5,006,350                     5,202,649
  03-01-26                                          7.00%                  $9,000,000                    $9,236,070
  09-01-28                                          6.00                   27,723,129                    27,692,634
Collateralized Mtge Obligation
  04-15-22                                          8.50                    7,000,000                     7,712,390
Trust Series Z
  04-25-24                                          8.25                       13,986(g)                     14,659
Federal Natl Mtge Assn
  10-01-02                                          7.50                      529,862                       543,982
  12-25-06                                          8.00                   11,060,338                    11,852,148
  02-15-08                                          5.75                   70,000,000(d)                 74,049,149
  01-01-09                                          5.50                    6,093,144                     6,105,757
  08-01-13                                          6.00                   29,545,686                    29,837,641
  02-01-14                                          7.50                    1,416,399                     1,455,350
  05-01-23                                          6.50                    4,913,466                     5,010,114
  09-01-23                                          6.50                    7,593,852                     7,743,223
  01-01-24                                          6.50                   13,930,046                    14,186,637
  06-01-24                                          9.00                    4,938,371                     5,255,464
  08-01-25                                          7.50                   16,160,863                    16,673,323
  06-01-26                                          8.50                       52,851                        55,154
  03-01-28                                          6.00                   85,457,765(m)                 85,287,401
  03-01-28                                          6.50                    1,549,201                     1,575,801
  04-01-28                                          6.00                    2,264,656(l,m)                2,260,141
  04-01-28                                          6.00                   27,399,028                    27,343,834
  06-01-28                                          6.00                    9,448,534(l,m)                9,429,259
  06-01-28                                          6.00                   11,842,704                    11,818,545
  06-01-28                                          7.00                   26,522,359                    27,253,725
  07-01-28                                          6.00                   13,961,206                    13,932,725
  08-01-28                                          7.00                   39,120,766                    40,199,539
  09-01-28                                          6.50                   49,500,000(m)                 50,329,444
Collateralized Mtge Obligation
Trust Series Z
  10-25-16                                          7.00                    8,880,998(g)                  8,920,341
Standard Credit Card Trust
  10-07-04                                          5.95                    8,550,000                     8,864,142

Total                                                                                                   562,885,749

Aerospace & defense (0.3%)
United Technologies
  11-15-19                                          8.88%                  $9,500,000                   $12,522,805

Automotive & related (0.2%)
Ford Motor Credit
  08-15-08                                          6.75                   10,000,000                    10,732,490

Banks and savings & loans (2.7%)
BankAmerica
Sub Nts Series B
  12-31-26                                          7.70                   10,000,000(f)                 10,400,200
Dao Heng Bank
(U.S. Dollar) Sub Nts
  01-24-07                                          7.75                   10,000,000(c,f)                6,892,520
Fleet Financial Group
Sub Deb
  01-15-28                                          6.88                    1,500,000                     1,550,970
Fleet Financial Group
Sub Nts
  05-15-08                                          6.38                   10,000,000                    10,730,600
Mellon Capital
Company Guaranty Series A
  12-01-26                                          7.72                    8,000,000                     8,437,680
Mellon Financial
Sub Nts
  02-15-10                                          6.38                   16,000,000                    16,824,320
Morgan (JP)
Sr Sub Medium-term Nts Series A
  02-15-12                                          4.00                   15,000,000                    14,314,500
NationsBank
Sub Nts
  05-15-10                                          6.60                   11,825,000                    12,615,265
Swiss Bank
Sub Deb
  07-15-25                                          7.50                    4,700,000                     5,478,978
  09-01-26                                          7.75                   11,000,000                    13,248,620
Union Planters Capital
Company Guaranty
  12-15-26                                          8.20%                 $10,000,000                   $10,990,800
US Capital
  02-01-27                                          8.41                   10,000,000(f)                 10,927,300
Washington Mutual Capital
Company Guaranty
  06-01-27                                          8.38                    5,800,000                     6,386,322

Total                                                                                                   128,798,075

Building materials & construction (0.2%)
Tyco Intl Group
(U.S. Dollar) Company Guaranty
  06-15-28                                          7.00                    9,100,000(c)                  9,496,942

Communications equipment & services (0.2%)
US West Capital Funding
Company Guaranty
  07-15-28                                          6.88                    9,000,000                     9,489,870

Consumer finance -- personal loans (0.1%)
Yale University
  04-15-96                                          7.38                    4,000,000                     4,733,200

Electronics (0.3%)
Harris
  12-01-18                                         10.38                    4,000,000                     4,234,200
Hyundai Semiconductor
(U.S. Dollar) Sr Nts
  05-15-04                                          8.25                   10,000,000(c,f)                7,788,600

Total                                                                                                    12,022,800

Energy (1.1%)
Occidental Petroleum
Medium-term Nts Series B
  04-10-00                                          6.25                    6,500,000                     6,625,515
Petronas
(U.S. Dollar)
  08-15-15                                          7.75                   10,000,000(c)                  5,670,500
R & B Falcon
Sr Nts Series B
  04-15-05                                          6.75                   10,000,000                    10,334,600
Union Pacific Resources
  05-15-28                                          7.15                   10,000,000                     9,665,500
USX
  03-01-08                                          6.85                   10,000,000                    10,399,500
Woodside Petroleum
(U.S. Dollar)
  04-15-08                                          6.60                   10,000,000(c,f)               10,190,700

Total                                                                                                    52,886,315

Energy equipment & services (0.4%)
Global Marine
  09-01-07                                          7.13                   10,000,000                    11,109,100
Pioneer Natural Resource
  01-15-08                                          6.50                   10,350,000                     9,810,765

Total                                                                                                    20,919,865

Financial services (1.5%)
Bat-Crave-800
  08-12-00                                          6.68                    7,000,000(f)                  7,172,690
BB & T
  06-30-25                                          6.38                   10,000,000                    10,428,900
GS Escrow
Sr Nts
  08-01-03                                          7.00                   10,000,000(f)                 10,446,200
Household Finance
Medium-term Nts Series E
  06-17-08                                          6.40                    8,020,000                     8,445,301
Liberty Mutual Insurance
  10-15-97                                          7.70                   10,000,000                    11,589,100
Railcar Leasing
(U.S. Dollar)
  01-15-13                                          7.13                   15,000,000(c,f)               16,714,650

Salomon
Sr Nts
01-15-06                                            6.75                    7,000,000                     7,518,210

Total                                                                                                    72,315,051

Health care services (0.2%)
Kaiser Permanente
  07-15-05                                          9.55                    6,000,000                     7,339,500

Insurance (1.9%)
American General Institute Capital
Company Guaranty Series A
  12-01-45                                          7.57                   15,000,000(f)                 15,868,200
American United Life Insurance
  03-30-26                                          7.75                    4,000,000(k)                  4,421,640
Equitable Life Assurance Society US Cl B1
Series 174
  05-15-09                                          7.33                    5,500,000                     5,936,865
Nationwide CSN Trust
  02-15-25                                          9.88                   15,500,000(f)                 19,722,355
New York Life Insurance
  12-15-23                                          7.50                   11,500,000(f)                 12,174,590
Principal Mutual
  03-01-44                                          8.00                    7,150,000(f)                  8,293,214
SAFECO Capital
Company Guaranty
  07-15-37                                          8.07                   10,000,000                    10,976,200
SunAmerica
  04-28-23                                          8.13                    5,150,000                     6,169,597
Zurich Capital
(U.S. Dollar) Company Guaranty
  06-01-37                                          8.38                    7,500,000(c,f)                8,454,750

Total                                                                                                    92,017,411


Leisure time & entertainment (0.2%)
MGM Grand
  02-01-05                                          6.95                   10,000,000                    10,255,000

Media (0.6%)
Belo (AH)
Sr Nts
  06-01-07                                          7.13                   15,000,000                    16,801,950
Time Warner Entertainment
Sr Nts
  07-15-33                                          8.38                   10,000,000                    12,357,900

Total                                                                                                    29,159,850

Miscellaneous (0.4%)
DTE Burns Harbor LLC
Sr Nts
  01-30-03                                          6.57                    7,900,000(f)                  7,902,370
M & I Capital
Company Guaranty
  12-01-26                                          7.65                   10,000,000                    10,463,600

Total                                                                                                    18,365,970

Paper & packaging (0.3%)
Intl Paper
  11-15-12                                          5.13                   13,400,000                    12,511,178

Real estate investment trust (0.1%)
Property Trust of America
  02-15-14                                          7.50                    5,000,000                     5,404,500

Retail (0.3%)
Wal-Mart CRAVE Trust
  07-17-06                                          7.00                   12,850,202(f)                 13,593,714

Transportation (0.9%)
Atlas Air Series C
  01-02-10                                          8.01                   15,000,000                    15,586,200
Burlington Northern Santa Fe
  12-15-25                                          7.00                   10,200,000                    10,791,396
Canadian Natl Railroad
(U.S. Dollar)
  05-15-23                                          7.63                    6,000,000(c)                  6,695,340
CSX
  05-01-27                                          7.25                   10,000,000                    11,005,800

Total                                                                                                    44,078,736

Utilities -- electric (2.0%)
Arizona Public Service
1st Mtge Sale Lease-backed Obligation
  12-30-15                                          8.00                    5,400,000                     6,344,082
Cleveland Electric Illuminating
  07-01-00                                          7.19                    5,000,000                     5,157,800
  07-01-04                                          7.67                   10,000,000                    10,600,000
Entergy Louisiana
1st Mtge
  03-01-08                                          6.50                    5,535,000                     5,911,712
Israel Electric
(U.S. Dollar) Sr Nts
  12-15-06                                          7.25                   10,000,000(c)                 10,486,500
Pacific Gas & Electric
1st Mtge Series 1992D
  11-01-22                                          8.25                    4,600,000                     5,142,524
Public Service Electric & Gas
1st & Ref Mtge (AMBAC Insured)
  01-01-16                                          6.75                   13,000,000(h)                 13,734,890
Public Service Electric & Gas
1st Mtge
  05-01-23                                          6.38                   13,325,000                    14,091,601
TU Electric Capital
Company Guaranty
  01-30-37                                          8.18                   10,000,000                    10,568,100
Wisconsin Electric Power
  01-15-23                                          7.75                    5,500,000                     6,108,905
  12-01-95                                          6.88                    8,000,000                     8,446,720

Total                                                                                                    96,592,834

Utilities -- gas (0.2%)
Ras Laffan
(U.S. Dollar)
  03-15-14                                          8.29                   10,000,000(c,f)                7,266,300

Utilities -- telephone (1.4%)
Airtouch Communications
  05-01-08                                          6.65                    6,950,000                     7,522,194
Bell Telephone of Pennsylvania
  03-15-33                                          7.38                    5,000,000                     5,373,200
GTE
  11-01-21                                          8.75                    5,000,000                     6,356,050
New York Telephone
  04-15-08                                          6.00                   13,000,000                    13,723,450
SBC Communications
  10-15-34                                          6.63                    6,100,000                     6,239,873
07-15-43                                            7.38                    7,500,000                     8,319,675
U S WEST Communications
  09-15-05                                          6.63                    7,000,000                     7,583,450
WorldCom
Sr Nts
  08-15-28                                          6.95                   10,000,000                    10,575,000

Total                                                                                                    65,692,892

Total bonds
(Cost: $1,470,810,612)                                                                               $1,573,559,094




Options purchased (--%)
Issuer                                            Shares          Exercise          Expiration           Value(a)
                                                                    price              date

Put
U.S. Treasury Note Dec. 98                         81,000           $114             Nov. 1998            $29,363
U.S. Treasury Note Dec. 98                        120,000            109             Nov. 1998             18,744

Total options purchased
(Cost: $72,863)                                                                                           $48,107






Short-term securities (7.2%)
Issuer                                            Annualized                 Amount                 Value(a)
                                                 yield on date             payable at
                                                  of purchase               maturity

U.S. government agencies (1.7%)
Federal Home Loan Mtge Corp Disc Nts
  10-07-98                                          5.46%                 $11,600,000                   $11,589,492
  10-08-98                                          5.46                   12,000,000                    11,987,307
  10-30-98                                          5.45                   32,000,000                    31,860,284
  11-06-98                                          5.12                   15,000,000                    14,923,500
Federal Natl Mtge Assn Disc Nt
  10-21-98                                          5.45                    9,100,000                     9,072,574

Total                                                                                                    79,433,157

Commercial paper (5.4%)
Avco Financial Services
  12-17-98                                          5.43                   10,000,000                     9,866,000
Bear Stearns
  10-22-98                                          5.52                   21,900,000                    21,829,737
BellSouth Capital Funding
  10-02-98                                          5.55                   17,500,000(e)                 17,497,302
CAFCO
  12-08-98                                          5.42                    3,800,000(e)                  3,761,544
Ciesco LP
  11-06-98                                          5.46                   17,400,000                    17,305,518
Commerzbank U.S. Finance
  10-01-98                                          5.54                    9,700,000                     9,700,000
Daimler-Benz
  10-08-98                                          5.57                   11,600,000                    11,586,422
Delaware Funding
  10-05-98                                          5.55                   10,890,000(e)                 10,883,285
Deutsche Bank Financial
  10-16-98                                          5.57                    2,200,000                     2,194,331
  10-23-98                                          5.56                   13,500,000                    13,450,464
Fleet Funding
  11-12-98                                          5.50                   12,500,000(e)                 12,420,375
General Electric Capital Services
  11-09-98                                          5.22                    8,700,000                     8,651,084
Glaxo Wellcome
  10-27-98                                          5.54                   13,500,000(e)                 13,446,180
GTE Funding
  10-08-98                                          5.54                   12,100,000                    12,086,989
Intl Lease Finance
  10-20-98                                          5.52                   13,828,000                    13,787,860
Kredietbank North America Finance
  10-05-98                                          5.57                    8,700,000                     8,693,258
Merrill Lynch
  10-20-98                                          5.54                   20,000,000                    19,941,733
Morgan Stanley, Dean Witter, Discover & Co
  01-22-99                                          5.39                    2,400,000                     2,360,176
Pfizer
  10-30-98                                          5.52                    3,000,000(e)                  2,986,733
  11-02-98                                          5.53                    6,700,000(e)                  6,667,244
Procter & Gamble
  10-13-98                                          5.36                    3,225,000                     3,219,249
Reed Elsevier
  10-09-98                                          5.58                   15,000,000(e)                 14,977,351
Salomon Smith Barney
  11-03-98                                          5.22                   11,000,000                    10,947,567

Toyota Motor Credit
  10-08-98                                          5.56                    1,400,000                     1,398,500
UBS Finance (Delaware)
  10-19-98                                          5.55                   10,000,000                     9,972,450

Total                                                                                                   259,631,352

Letters of credit (0.1%)
Bank of America-
AES Hawaii
  10-15-98                                          5.52                    3,500,000                     3,492,514

Total short-term securities
(Cost: $342,587,729)                                                                                   $342,557,023

Total investments in securities
(Cost: $4,835,128,090)(o)                                                                            $4,811,625,578


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Sept. 30, 1998, the value of foreign securities represented 5.79% of net assets.
(d) Security is partially or fully on loan. See Note 6 to the financial statements.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(f) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
(g) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until payment of a previous series within the trust have been paid off. Interest is accrued at an effective yield; similar to a zero coupon bond.
(h) The following abbreviation is used in portfolio description to identify the insurer of the issue: AMBAC -- American Municipal Bond Association Corporation
(i) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(j) ACES are  automatically  convertible to the underlying  equity securities.
(k) Identifies issue considered to be illiquid as to their marketability (see Note 1 to the financial statements). Information concerning such security holdings at Sept. 30, 1998, is as follows:

Security                               Acquisition                  Cost
                                              date


American United Life Insurance*
  7.75% 2026                              02-13-96            $4,000,000

*Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(l)Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

     Type of securityNotional amount


     Sale contracts
     U.S. Treasury Note Dec. 1998                            $145,000,000

     (m) At Sept. 30, 1998, securities valued at $39,136,849 were held to cover open call options written as follows:

Issuer                           Shares    Exercise   Expiration       Value(a)
                                              price         date


U.S. Treasury Bonds Dec. 98     140,000        $130    Nov. 1998    $3,552,120
U.S. Treasury Bonds Dec. 98      20,000         132    Nov. 1998       274,000
U.S. Treasury Bonds Dec. 98      35,000         126    Nov. 1998     1,996,092
U.S. Treasury Bonds Dec. 98      30,000         128    Nov. 1998     1,204,686
U.S. Treasury Notes Dec. 98      50,000         112    Nov. 1998     1,507,810
Total                                                               $8,534,708


     At Sept. 30, 1998, cash or short-term securities were designated to cover open put options written as follows:

Issuer                         Shares     Exercise    Expiration       Value(a)
                                             price          date


U.S. Treasury Bonds Dec. 98    80,000         $130     Nov. 1998    $1,002,126
U.S. Treasury Bonds Dec. 98    30,000          124     Nov. 1998        32,811
U.S. Treasury Bonds Dec. 98    50,000          126     Nov. 1998       132,810
U.S. Treasury Bonds Dec. 98    30,000          128     Nov. 1998       173,436
U.S. Treasury Notes Dec. 98    50,000          112     Nov. 1998        23,435
Total                                                               $1,364,618


(n) At Sept.  30, 1998,  the cost of securities  for federal income tax purposes
was  $4,833,068,334   and  the  aggregate  gross  unrealized   appreciation  and
depreciation based on that cost was:

Unrealized appreciation                       $332,015,618
Unrealized depreciation                       (353,458,374)


Net unrealized depreciation                   $(21,442,756)

 Independent auditors' report


     The board of trustees and unitholders Growth and Income Trust:



     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Equity Portfolio (a series of Growth and Income Trust) as of September 30, 1998, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 1998. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Portfolio at September 30, 1998, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

     /s/ KPMG Peat Marwick LLP

     KPMG Peat Marwick LLP
     Minneapolis, Minnesota
     November 6, 1998




     Financial statements


     Statement of assets and liabilities
     Equity Portfolio
     Sept. 30, 1998

Assets
Investments in securities, at value (Note 1):
Investments in securities of unaffiliated issuers
  (identified cost $3,370,898,325)                                                                $4,040,920,621
Investments in securities of affiliated issuers
  (identified cost $46,286,171)                                                                       94,093,750
                   -----------                                                                        ----------
Total investments in securities (identified
 cost $3,417,184,496)                                                                              4,135,014,371
Dividends and accrued interest receivable                                                              5,417,767
Receivable for investment securities sold                                                             37,280,885
                                                                                                      ----------
Total assets                                                                                       4,177,713,023
                                                                                                   -------------

Liabilities
Disbursements in excess of cash on demand deposit                                                     18,712,443
Payable for investment securities purchased                                                           31,692,727
Payable upon return of securities loaned (Note 4)                                                     57,983,200
Accrued investment management services fee                                                                53,005
Other accrued expenses                                                                                   118,724
                                                                                                         -------
Total liabilities                                                                                    108,560,099
                                                                                                     -----------
Net assets                                                                                        $4,069,152,924
                                                                                                  --------------


See accompanying notes to financial statements.




     Statement of operations
     Equity Portfolio
     Year ended Sept. 30, 1998

Investment income
Income:
Dividends (including $375,000 earned from affiliates)                                               $ 71,754,480
Interest                                                                                              12,328,142
  Less foreign taxes withheld                                                                           (247,438)
                                                                                                        --------
Total income                                                                                          83,835,184
                                                                                                      ----------
Expenses (Note 2):
Investment management services fee                                                                    20,321,279
Compensation of board members                                                                             21,402
Custodian fees                                                                                           456,752
Audit fees                                                                                                28,875
Other                                                                                                     58,858
                                                                                                          ------
Total expenses                                                                                        20,887,166
 Earnings credit on cash balances (Note 2)                                                                (7,907)
                                                                                                          ------
Total net expenses                                                                                    20,879,259
                                                                                                      ----------
Investment income (loss) -- net                                                                       62,955,925
                                                                                                      ----------

Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
 Security transactions (including $14,337,109 realized gain
   on sales of affiliated issuers) (Note 3)                                                          399,997,277
 Foreign currency transactions                                                                         1,109,250
 Options contracts written (Note 5)                                                                      266,176
                                                                                                         -------
Net realized gain (loss) on investments                                                              401,372,703
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and liabilities
  in foreign currencies                                                                             (356,961,919)
                                                                                                    ------------
Net gain (loss) on investments and foreign currencies                                                 44,410,784
                                                                                                      ----------
Net increase (decrease) in net assets resulting from operations                                     $107,366,709
                                                                                                    ------------


     See accompanying notes to financial statements.




     Statements of changes in net assets
     Equity Portfolio
     Year ended Sept. 30,


                                                                                    1998                   1997

Operations
Investment income (loss)-- net                                             $  62,955,925           $  69,424,362
Net realized gain (loss) on investments                                      401,372,703             490,586,825
Net change in unrealized appreciation
  (depreciation) on investments and on translation
  of assets and liabilities in foreign currencies                           (356,961,919)            427,383,679
                                                                            ------------             -----------
Net increase (decrease) in net assets resulting
  from operations                                                            107,366,709             987,394,866
Net contributions (withdrawals) from partners                               (202,014,550)           (108,642,196)
                                                                            ------------            ------------
Total increase (decrease) in net assets                                      (94,647,841)            878,752,670
Net assets at beginning of year                                            4,163,800,765           3,285,048,095
                                                                           -------------           -------------
Net assets at end of year                                                 $4,069,152,924          $4,163,800,765
                                                                          --------------          --------------


     See accompanying notes to financial statements.


 Notes to financial statements


Equity Portfolio

1. Summary of significant accounting policies

     Equity Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Portfolio invests primarily in common stocks and securities convertible into common stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

     Significant accounting policies followed by the Portfolio are summarized below:

     Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     Valuation of securities

     All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

     Option transactions

     In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

     Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Futures transactions

     In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

     Foreign currency translations and foreign currency contracts

     Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

     The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

     Federal taxes

     For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

     Other

     Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.


2. Fees and expenses

     The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the portfolio's average daily net assets in reducing percentages from 0.53% to 0.4% annually. The fees may be increased or decreased by a performance adjustment based on a comparison of the performance of Class A shares of IDS Stock Fund to the Lipper Growth and Income Fund Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets on an annual basis. The adjustment decreased the fee by $200,375 for the year ended Sept. 30, 1998.

     Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

     During the year ended Sept. 30, 1998, the Portfolio's custodian fees were reduced by $7,907 as a result of earnings credits from overnight cash balances.

     Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.


3. Securities transactions

     Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,266,472,385 and $3,660,542,688, respectively, for the year ended Sept. 30, 1998. For the same period, the portfolio turnover rate was 79%. Realized gains and losses are determined on an identified cost basis.

     Brokerage commissions paid to brokers affiliated with AEFC were $171,639 for the year ended Sept. 30, 1998.


4. Lending of portfolio securities

     At Sept. 30, 1998, securities valued at $55,178,888 were on loan to brokers. For collateral, the Portfolio received $57,983,200 in cash. Income from securities lending amounted to $395,893 for the year ended Sept. 30, 1998. The risks to the portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.



5. Options contracts written

     The number of contracts and premium amounts associated with options contracts written is as follows:

                            Year ended Sept. 30, 1998

                                                 Calls
                              Contracts                       Premium

Balance Sept. 30, 1997               --                          $ --
Opened                            2,000                       266,176
Expired                          (2,000)                     (266,176)

Balance Sept. 30, 1998               --                          $ --


See "Summary of significant accounting policies."


     Investments in securities

     Equity Portfolio
     Sept. 30, 1998

     (Percentages represent value of investments compared to net assets)

Common stocks (76.9%)
Issuer                                                               Shares                            Value(a)

Aerospace & defense (3.1%)
General Motors Cl H                                                   450,000                           $16,565,625
Gulfstream Aerospace                                                  847,900(b)                         34,127,975
Lockheed Martin                                                       306,084                            30,857,093
Raytheon Cl B                                                         800,000                            43,150,000

Total                                                                                                   124,700,693

Airlines (0.8%)
AMR                                                                   600,000(b)                         33,262,500

Automotive & related (0.6%)
Ford Motor                                                            500,000                            23,468,750

Banks and savings & loans (6.1%)
Banco di Roma                                                       8,000,000(c)                         14,297,600
BankAmerica                                                           500,000                            30,062,500
First Chicago NBD                                                     500,000                            34,250,000
First Union                                                           800,000                            40,950,000
HypoVereinsbank                                                       300,000(c)                         22,096,470
Norwest                                                               800,000                            28,650,000
Wachovia                                                              620,000                            52,855,000
Washington Mutual                                                     750,000                            25,312,500

Total                                                                                                   248,474,070

Beverages & tobacco (0.7%)
Coca-Cola                                                             525,000                            30,253,125

Building materials & construction (1.9%)
American Standard                                                   1,000,000(b)                         26,375,000
Martin Marietta Materials                                           1,148,500                            49,600,844

Total                                                                                                    75,975,844

Chemicals (1.2%)
Du Pont (EI) de Nemours                                               400,000                           $22,450,000
Waste Management                                                      547,375                            26,308,211

Total                                                                                                    48,758,211

Computers & office equipment (6.4%)
America Online                                                        150,000                            16,687,500
Cisco Systems                                                         450,000(b)                         27,815,625
Compaq Computer                                                     1,500,000                            47,437,500
Hewlett-Packard                                                       600,000                            31,762,500
Intl Business Machines                                                400,000                            51,200,000
Microsoft                                                             525,000(b)                         57,782,813
Network Associates                                                    750,000(b,e)                       26,625,000

Total                                                                                                   259,310,938

Electronics (0.4%)
Intel                                                                 200,000                            17,150,000

Energy (1.6%)
Exxon                                                                 600,000                            42,112,500
Royal Dutch Petroleum                                                 500,000(c)                         23,812,500

Total                                                                                                    65,925,000

Energy equipment & services (0.6%)
Schlumberger                                                          525,000(c)                         26,414,063

Financial services (5.1%)
Associates First Capital Cl A                                         800,000                            52,200,000
CIT Group Cl A                                                      1,000,000                            25,625,000
Household Intl                                                        900,000                            33,750,000
Mutual Risk Management                                              1,500,000(d,e)                       53,062,500
Providian Financial                                                   500,000                            42,406,250

Total                                                                                                   207,043,750

Food (1.1%)
Sara Lee                                                              800,000                            43,200,000

Health care (11.0%)
Baxter Intl                                                           750,000                           $44,625,000
Bristol-Myers Squibb                                                  500,000                            51,937,499
Guidant                                                               775,000                            57,543,750
Medtronic                                                             700,000                            40,512,500
Merck & Co                                                            400,000                            51,825,000
Pfizer                                                                600,000                            63,562,500
Schering-Plough                                                       800,000                            82,850,000
Warner-Lambert                                                        750,000                            56,625,000

Total                                                                                                   449,481,249

Household products (3.6%)
Colgate-Palmolive                                                     600,000                            41,100,000
Gillette                                                              500,000                            19,125,000
Procter & Gamble                                                      300,000                            21,281,250
Rhone-Poulenc                                                         699,893(c)                         29,371,570
Unilever                                                              600,000(c)                         36,750,000
Total                                                                                                   147,627,820

Industrial equipment & services (1.1%)
Illinois Tool Works                                                   800,000                            43,600,000

Insurance (3.3%)
ACE                                                                   750,000(c)                         22,500,000
American Intl Group                                                   562,500                            43,312,500
EXEL Cl A                                                             700,000(e)                         44,100,000
SunAmerica                                                            400,000                            24,400,000
Total                                                                                                   134,312,500

Leisure time & entertainment (0.3%)
Mattel                                                                500,000                            14,000,000

Media (2.4%)
CBS                                                                 1,000,000                            24,250,000
Chancellor Media                                                      500,000(b)                         16,687,500
Clear Channel Communications                                        1,200,000(b)                         57,000,000
Total                                                                                                    97,937,500

Metals (1.0%)
Stillwater Mining                                                   1,300,000(b,d)                       41,031,250

Multi-industry conglomerates (3.7%)
Emerson Electric                                                      500,000                            31,125,000
General Electric                                                    1,500,000                           119,343,750

Total                                                                                                   150,468,750

Paper & packaging (0.2%)
Owens-Illinois                                                        400,000(b)                         10,000,000

Retail (9.5%)
American Stores                                                       600,000                            19,312,500
Dayton Hudson                                                       1,100,000                            39,325,000
Home Depot                                                          1,200,000                            47,400,000
Koninklijke Ahold                                                   1,700,000(c)                         50,818,950
Rite Aid                                                            2,000,000                            71,000,000
Safeway                                                             2,000,000(b)                         92,750,000
Wal-Mart Stores                                                     1,200,000                            65,550,000

Total                                                                                                   386,156,450

Utilities -- electric (2.6%)
Carolina Power & Light                                                350,000                            16,165,625
CMS Energy                                                            300,000                            13,068,750
Duke Energy                                                           250,000                            16,546,875
GPU                                                                   300,000                            12,750,000
New Century Energies                                                  350,000                            17,040,625
Texas Utilities                                                       350,000                            16,296,875
Unicom                                                                400,000                            14,950,000

Total                                                                                                   106,818,750

Utilities -- telephone (8.4%)
AirTouch Communications                                               700,000(b)                         39,900,000
Ameritech                                                             800,000                            37,900,000
AT&T                                                                1,150,775                            67,248,414
Bell Atlantic                                                         600,000                            29,062,500
BellSouth                                                             500,000                            37,625,000
Cable & Wireless Communications                                     3,350,000(b,c)                       22,411,165
MCI WorldCom                                                          875,422(b)                        $42,786,250
Southern New England
  Telecommunications                                                  250,000                            19,531,250
U S WEST Communications Group                                         900,000                            47,193,750

Total                                                                                                   343,658,329

Total common stocks
(Cost: $2,442,606,293)                                                                               $3,129,029,542

Preferred stocks & other (12.3%)
Issuer                                                               Shares                            Value(a)

BS-Intel
  5.00% Cv PERCS                                                      206,000(h)                        $34,974,680
BS-Medtronic
  5.00% Cv                                                            884,250                            39,906,203
BS-Service Corp Intl
  5.00%                                                             1,100,000                            34,000,999
CVS
  6.00% Cv ACES                                                       200,000(g)                         16,300,000
Ericsson (LM) Telephone ADR
  4.25% Cv                                                          5,000,000(c)                         26,875,000
Federal-Mogul Finance Trust
  7.00% Cm Cv                                                         270,000                            14,883,750
Finova Finance Trust
  5.50% Cv                                                            300,000                            20,700,000
Glenborough Realty Trust
  7.75% Cv Series A                                                   402,105                             8,192,889
GS-Altera
  Cv                                                                  347,826(f)                         12,566,953
Host Marriott Financial Trust
  6.75% Cv                                                            300,000                            11,662,500
Houston Inds
  7.00% Cv ACES                                                       325,000(g)                         24,801,563
Ingersoll-Rand
  6.75% Cv PRIDES                                                     800,000(i)                         16,800,000
McKesson
  5.00% Cv                                                            200,000(f)                        $25,175,000
MediaOne Group
  6.25% Cv                                                            569,500                            31,820,813
MS-Applied Material                                                   180,000(e)                          5,107,500
MS-Gillette
  Cv                                                                  186,795                            15,597,383
MS-UNUM
  3.25% Cv                                                          1,217,092                            59,028,961
Newell Financial Trust
  5.25% Cm Cv                                                         250,000(f)                         14,031,250
Owens-Illinois
  4.75% Cv                                                            400,000                            14,300,000
PLC Capital Trust
  6.50% Cv PRIDES                                                      80,000(i)                          4,870,000
Rhone-Poulenc
Warrants                                                              699,893(c)                          2,199,743
SBH-Cincinnati Bell
  6.25%                                                               216,200                            10,918,100
SBH-Emerson Electric
  5.00% Cv PERCS                                                      615,380(h)                         36,573,264
Sprint
  8.25% Cv                                                            154,325                            10,416,938
Tribune/TLC
  6.25% Cv                                                            470,000(b)                         10,163,750

Total preferred stocks & other
(Cost: $467,680,687)                                                                                   $501,867,239



Bonds (1.8%)
Issuer                                              Coupon                  Principal               Value(a)
                                                     rate                    amount

Colt Telecom Group
  (Deutsche Mark) Cv
  08-06-05                                          2.00%                  25,000,000(c)                $11,269,986
Costco
  Zero Coupon Cv Sub Nts
  08-01-17                                          3.51                   21,000,000(f,j)               12,862,500
Network Associates
  Zero Coupon Cv Sub Deb
  02-13-18                                          3.70                   20,000,000(j)                  7,600,000
Office Depot
  Zero Coupon Cv Nts
  11-01-08                                          4.09                    7,300,000(j)                  4,881,875
Pennzoil
  Cv Deb
  08-15-08                                          4.90                   15,000,000                    15,187,500
PLATINUM Technology
  Cv Sub Nts
  12-15-02                                          6.25                   15,000,000(f)                 13,125,000
Solectron
  Cv Sub Nts
  03-01-06                                          6.00                    6,700,000(f)                 10,259,375

Total bonds
(Cost: $77,924,744)                                                                                     $75,186,236





Short-term securities (10.5%)
Issuer                                            Annualized                 Amount                 Value(a)
                                                 yield on date             payable at
                                                  of purchase               maturity

Government agencies (1.4%)
Federal Home Loan Bank Disc Nt
  10-23-98                                          5.20%                  $5,500,000                    $5,482,589
Federal Home Loan Mtge Corp Disc Nts
  10-26-98                                          5.43                   25,000,000                    24,906,249
  10-28-98                                          5.45                   15,000,000                    14,939,025
  11-12-98                                          5.15                   14,800,000                    14,711,595

Total                                                                                                    60,039,458

Commercial paper (8.9%)
ABB Treasury Center USA
  10-28-98                                          5.54                   10,000,000(k)                  9,956,628
AIG Funding
  10-08-98                                          5.57                    3,900,000                     3,895,672
Aluminum Co of America
  11-17-98                                          5.53                   10,800,000                    10,720,441
American General Finance
  10-29-98                                          5.54                   11,900,000                    11,849,002
Associates Corp North America
  10-09-98                                          5.54                    8,900,000                     8,889,102
Avco Financial Services
  11-23-98                                          5.58                    4,200,000                     4,146,720
Barclays U.S. Funding
  10-01-98                                          5.57                    9,000,000                     9,000,000
  11-04-98                                          5.27                   16,200,000                    16,119,674
Bear Stearns
  10-22-98                                          5.52                    8,900,000                     8,871,446
BellSouth Telecommunications
  11-23-98                                          5.24                   14,800,000                    14,686,698
CAFCO
  10-23-98                                          5.57                    5,200,000(k)                  5,182,459
  11-06-98                                          5.53                    7,400,000(k)                  7,359,374
Ciesco LP
  10-09-98                                          5.58%                  $8,200,000(k)                 $8,186,382
  10-22-98                                          5.58                      700,000(k)                    696,607
  11-10-98                                          5.52                    9,000,000(k)                  8,941,290
Commerzbank U.S. Finance
  10-01-98                                          5.54                   10,000,000                    10,000,000
  10-20-98                                          5.53                   11,800,000                    11,765,810
Daimler-Benz
  10-29-98                                          5.56                    9,400,000                     9,359,569
Delaware Funding
  10-13-98                                          5.55                    1,100,000(k)                  1,097,976
  10-27-98                                          5.52                    8,000,000(k)                  7,968,280
Deutsche Bank Financial
  10-23-98                                          5.56                   13,500,000                    13,450,464
Fleet Funding
  10-13-98                                          5.57                    8,000,000(k)                  7,985,200
  10-22-98                                          5.54                    9,500,000(k)                  9,469,465
Ford Motor Credit
  10-02-98                                          5.56                    5,500,000                     5,499,157
General Electric Capital Services
  10-29-98                                          5.54                   11,900,000                    11,849,002
Goldman Sachs Group
  10-13-98                                          5.56                   12,200,000                    12,177,511
GTE Funding
  10-08-98                                          5.54                   12,100,000                    12,086,989
Heinz (HJ)
  10-16-98                                          5.53                    5,000,000                     4,988,563
Intl Lease Finance
  10-08-98                                          5.54                   10,900,000                    10,888,280
Merrill Lynch
  11-09-98                                          5.56                   10,000,000                     9,935,847
Morgan Stanley, Dean Witter,
  Discover & Co
  10-21-98                                          5.53                   14,100,000                    14,056,838

Natl Rural Utilities
  10-14-98                                          5.54                    8,500,000                     8,483,118
Novartis Finance
  10-02-98                                          5.57                   13,100,000                    13,097,977
  10-05-98                                          5.52                    5,800,000(k)                  5,796,449
Reed Elsevier
  10-27-98                                          5.54                   15,900,000(k)                 15,836,612
Rohm & Haas
  10-22-98                                          5.55                   16,300,000                    16,247,419
Toyota Motor Credit
  10-08-98                                          5.56                    5,700,000                     5,693,893
UBS Finance (Delaware)
  10-19-98                                          5.55                   10,000,000                     9,972,450
Xerox
  11-05-98                                          5.24                    1,200,000                     1,193,910
Xerox Credit
  10-05-98                                          5.53                    4,200,000                     4,197,429

Total                                                                                                   361,599,703

Letter of credit (0.2%)
BankAmerica-
AES Hawaii
  10-08-98                                          5.52                    7,300,000                     7,292,193

Total short-term securities
(Cost: $428,972,772)                                                                                   $428,931,354

Total investments in securities
(Cost: $3,417,184,496)(l)                                                                            $4,135,014,371





Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Sept. 30, 1998, the value of foreign securities represented 7.10% of net assets.

(d) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended Sept. 30, 1998 are as follows:

Issuer                          Beginning       Purchase          Sales           Ending     Dividend      Value(a)
                                     cost           cost           cost             cost       income

Meridian Gold*                $14,110,518     $       --    $14,110,518      $        --     $    --    $        --
Mutual Risk Management*        26,680,057             --      4,997,274       21,682,783      375,000    53,062,500
Stillwater Mining*             18,684,058      9,895,800      3,976,470       24,603,388           --    41,031,250

Total                         $59,474,633     $9,895,800    $23,084,262      $46,286,171     $375,000   $94,093,750

*Issuer was not an affiliate for the entire year ended Sept. 30, 1998.

(e) Security is partially or fully on loan. See Note 4 to the financial statements.

(f)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration  under the  Securities  Act of 1933, as amended.  This security has been determined to be liquid under guidelines established by the board.

(g) ACES are automatically convertible to the underlying equity securities.

(h) PERCS (Preferred-Equity Redeemable Cumulative Securities) are convertible preferred securities. PERCS are like buying an underlying common stock and selling a call option against the position.

(i) PRIDES (Preferred Redeemable Increased Dividend Equity Securities) are structured as convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited.
PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.

(j) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(k) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
This security has been determined to be liquid under guidelines established by the board.

(l) At Sept.  30, 1998,  the cost of securities  for federal income tax purposes
was  $3,417,683,000   and  the  aggregate  gross  unrealized   appreciation  and
depreciation based on that cost was:

Unrealized appreciation                                    $877,511,946
Unrealized depreciation160,180,575)
Net unrealized appreciation                                $717,331,371



 Independent auditors' report


     The board of trustees and unitholders Growth and Income Trust:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Equity Income Portfolio (a series of Growth and Income Trust) as of September 30, 1998, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 1998. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Income Portfolio at September 30, 1998, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


     /s/ KPMG Peat Marwick LLP


     KPMG Peat Marwick LLP
     Minneapolis, Minnesota
     November 6, 1998




     Financial statements


     Statement of assets and liabilities
     Equity Income Portfolio
     Sept. 30, 1998

Assets
Investments in securities, at value (Note 1)
  (identified cost $2,542,309,249)                                                                $2,483,072,599
Dividends and accrued interest receivable                                                              3,580,354
Receivable for investment securities sold                                                              9,528,440
Unrealized appreciation on foreign currency contracts
  held, at value (Note 7)                                                                                  4,106
U.S. government securities held as collateral (Note 4)                                                   730,082
                                                                                                         -------
Total assets                                                                                       2,496,915,581
                                                                                                   -------------

Liabilities
Disbursements in excess of cash on demand deposit                                                      1,732,504
Payable for investment securities purchased                                                           53,426,194
Payable upon return of securities loaned (Note 4)                                                     31,004,282
Accrued investment management services fee                                                                33,367
Other accrued expenses                                                                                    40,795
                                                                                                          ------
Total liabilities                                                                                     86,237,142
                                                                                                      ----------
Net assets                                                                                        $2,410,678,439
                                                                                                  --------------


     See accompanying notes to financial statements.





     Statement of operations
     Equity Income Portfolio
     Year ended Sept. 30, 1998

Investment income
Income:
Dividends                                                                                          $  60,548,099
Interest                                                                                              17,302,364
  Less foreign taxes withheld                                                                           (515,140)
                                                                                                        --------
Total income                                                                                          77,335,323
                                                                                                      ----------
Expenses (Note 2):
Investment management services fee                                                                    12,214,128
Compensation of board members                                                                             13,738
Custodian fees                                                                                           253,350
Audit fees                                                                                                29,250
Other                                                                                                      5,616
                                                                                                           -----
Total expenses                                                                                        12,516,082
  Earnings credits on cash balances (Note 2)                                                             (13,825)
                                                                                                         -------
Total net expenses                                                                                    12,502,257
                                                                                                      ----------
Investment income (loss) -- net                                                                       64,833,066
                                                                                                      ----------

Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
  Security transactions (Note 3)                                                                     256,847,907
  Financial futures contracts (Note 6)                                                                 6,494,276
  Foreign currency transactions                                                                           16,073
                                                                                                          ------
Net realized gain (loss)  on investments                                                             263,358,256
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilities in foreign currencies                                                                 (386,481,334)
                                                                                                    ------------
Net gain (loss) on investments and foreign currencies                                               (123,123,078)
                                                                                                    ------------
Net increase (decrease) in net assets resulting from operations                                    $ (58,290,012)
                                                                                                   -------------


     See accompanying notes to financial statements.



     Statements of changes in net assets
     Equity Income Portfolio
     Year ended Sept. 30,


                                                                                   1998                     1997

Operations
Investment income (loss)-- net                                            $   64,833,066           $   71,670,175
Net realized gain (loss) on investments                                      263,358,256              210,870,724
Net change in unrealized appreciation
  (depreciation ) on investments and on translation
  of assets and liabilities in foreign currencies                           (386,481,334)             167,694,853
                                                                            ------------              -----------
Net increase (decrease) in net assets resulting
  from operations                                                            (58,290,012)             450,235,752
Net contributions (withdrawals) from partners                                248,383,687              314,194,640
                                                                             -----------              -----------
Total increase (decrease) in net assets                                      190,093,675              764,430,392
Net assets at beginning of year                                            2,220,584,764            1,456,154,372
                                                                           -------------            -------------
Net assets at end of year                                                 $2,410,678,439           $2,220,584,764
                                                                          --------------           --------------


     See accompanying notes to financial statements.


     Notes to financial statements

     Equity Income Portfolio

1. Summary of significant accounting policies

     Equity Income Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Income Portfolio seeks to provide a high level of current income and, as a secondary goal, steady growth of capital by investing primarily in dividend-paying stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

     Significant accounting policies followed by the Portfolio are summarized below:

     Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     Valuation of securities

     All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

     Option transactions

     In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

     Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Futures transactions

     In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

     Foreign currency translations and foreign currency contracts

     Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

     The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contracts.

     Federal taxes

     For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

     Other

     Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.


2. Fees and expenses

     The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.4% annually.

     Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

     During the year ended Sept. 30, 1998, the Portfolio's custodian fees were reduced by $13,825 as a result of earnings credits from overnight cash balances.

     Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.


3. Securities transactions

     Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,845,348,494 and $2,124,098,737, respectively, for the year ended Sept. 30, 1998. For the same year, the portfolio turnover rate was 97%. Realized gains and losses are determined on an identified cost basis.

     Brokerage commissions paid to brokers affiliated with AEFC were $49,994 for the year ended Sept. 30, 1998.


4. Lending of portfolio securities

     At Sept. 30, 1998, securities valued at $28,282,700 were on loan to brokers. For collateral, the Portfolio received $30,274,200 in cash and U.S. government securities valued at $730,082. Income from securities lending amounted to $104,104 for the year ended Sept. 30, 1998. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. Options contracts written

     The number of contracts and premium amounts associated with options contracts written is as follows:

                            Year ended Sept. 30, 1998

                                                   Calls
                                 Contracts                         Premium

Balance Sept. 30, 1997                  --                        $     --
Opened                                 311                         204,781
Exercised                             (311)                       (204,781)

Balance Sept. 30, 1998                  --                        $     --


See "Summary of significant accounting policies."


6. Stock index futures contracts

     Investments in securities at Sept. 30, 1998, included securities valued at $10,430,967 that were pledged as collateral to cover initial margin deposits on 450 open purchase contracts. The market value of the open purchase contracts at Sept. 30, 1998 was $115,425,000 with a net unrealized loss of $811,755. See "Summary of significant accounting policies."


7. Foreign currency contracts

     At Sept. 30, 1998, the Portfolio had entered into a foreign currency exchange contract that obligates the Portfolio to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                 Currency to      Currency to      Unrealized      Unrealized
Exchange date   be delivered      be received    appreciation    depreciation


Oct. 7, 1998       6,161,838   10,177,815,119          $4,106             $--
                 U.S. Dollar     Italian Lira




     Investments in securities


     Equity Income Portfolio
     Sept. 30, 1998

     (Percentages represent value of investments compared to net assets)

Common stocks (88.1%)
Issuer                                                               Shares                            Value(a)

Aerospace & defense (1.6%)
Goodrich (BF)                                                         550,000                           $17,978,125
Rockwell Intl                                                         602,000                            21,747,250

Total                                                                                                    39,725,375

Automotive & related (3.8%)
Chrysler                                                              585,000                            28,006,875
Dana                                                                  510,000                            19,029,375
Ford Motor                                                            530,000                            24,876,875
TRW                                                                   430,000                            19,081,250

Total                                                                                                    90,994,375

Banks and savings & loans (10.9%)
BankAmerica                                                           357,500                            21,494,688
BankBoston                                                          1,045,000                            34,485,000
First Chicago NBD                                                     715,000                            48,977,499
First Union                                                         1,045,000                            53,490,937
NationsBank                                                           577,500(b)                         30,896,250
Norwest                                                               935,000                            33,484,688
Washington Mutual                                                   1,182,500                            39,909,375

Total                                                                                                   262,738,437

Building materials & construction (1.1%)
Masco                                                               1,040,000                            25,610,000

Chemicals (1.3%)
Imperial Chemical Inds ADR                                            360,000(c,d)                       11,430,000
Lyondell Petrochemical                                                930,000                            20,692,500

Total                                                                                                    32,122,500

Communications equipment
  & services (1.3%)
Motorola                                                              215,000                            $9,177,813
Northern Telecom                                                      672,000(c,d)                       21,504,000

Total                                                                                                    30,681,813

Computers & office equipment (6.4%)
3Com                                                                  894,500(b)                         26,890,906
Electronic Data Systems                                               605,200                            20,085,075
First Data                                                            490,000                            11,515,000
Hewlett-Packard                                                       355,000                            18,792,813
Intl Business Machines                                                604,800                            77,414,400

Total                                                                                                   154,698,194

Electronics (1.1%)
AMP                                                                   385,000                            13,763,750
Applied Materials                                                     475,000(b)                         11,993,750

Total                                                                                                    25,757,500

Energy (13.9%)
Chevron                                                               485,000(d)                         40,770,313
Elf Aquitaine ADR                                                     382,000(c)                         23,755,625
ENI                                                                 4,300,000(b,c)                       26,362,870
Exxon                                                                 660,900                            46,386,918
Mobil                                                                 600,000                            45,562,500
Royal Dutch Petroleum                                               1,325,000(c)                         63,103,124
Texaco                                                                650,000                            40,746,875
Ultramar Diamond Shamrock                                             750,000                            17,062,500
Unocal                                                                865,000                            31,356,250

Total                                                                                                   335,106,975

Energy equipment & services (0.3%)
BJ Services                                                           469,900(b)                          7,635,875

Financial services (2.8%)
Fannie Mae                                                            467,500                            30,036,875
Household Intl                                                        990,000                            37,125,000

Total                                                                                                    67,161,875

Food (4.9%)
Bestfoods                                                             704,000                           $34,100,000
General Mills                                                         622,000                            43,540,000
Sara Lee                                                              743,000(e)                         40,122,000

Total                                                                                                   117,762,000

Health care (5.1%)
American Home Products                                                573,000                            30,010,875
Baxter Intl                                                           526,000                            31,297,000
Johnson & Johnson                                                     396,000                            30,987,000
Merck & Co                                                            241,000(e)                         31,224,563

Total                                                                                                   123,519,438

Health care services (0.8%)
Columbia/HCA Healthcare                                               998,000                            20,022,375

Household products (1.3%)
Kimberly-Clark                                                        756,000                            30,618,000

Industrial equipment & services (1.1%)
Browning-Ferris Inds                                                  700,000                            21,175,000
Illinois Tool Works                                                   102,200                             5,569,900

Total                                                                                                    26,744,900

Insurance (7.7%)
American General                                                      660,000                            42,157,500
EXEL Cl A                                                             637,407                            40,156,641
Lincoln Natl                                                          632,500                            52,023,125
Marsh & McLennan                                                    1,008,500                            50,172,875

Total                                                                                                   184,510,141

Media (0.1%)
Donnelley (RH)                                                        170,000                             2,103,750

Multi-industry conglomerates (1.7%)
Emerson Electric                                                      675,000                            42,018,750

Paper & packaging (1.7%)
Tenneco                                                               725,000                            23,834,375
Union Camp                                                            429,000                            16,891,875

Total                                                                                                    40,726,250

Real estate investment trust (3.0%)
Equity Office Properties Trust                                        450,000(d)                        $11,025,000
FelCor Suite Hotels                                                   500,000                            12,156,250
Highwoods Properties                                                  600,000                            16,650,000
ProLogis Trust                                                        800,000                            18,100,000
Simon Property Group                                                  500,000                            14,875,000

Total                                                                                                    72,806,250

Retail (3.5%)
American Stores                                                     1,150,000                            37,015,625
Dayton Hudson                                                         540,000                            19,305,000
Penney (JC)                                                           605,000                            27,187,188

Total                                                                                                    83,507,813

Transportation (0.6%)
Teekay Shipping                                                       750,000(c)                         13,640,625

Utilities -- electric (5.0%)
CMS Energy                                                            450,000                            19,603,125
DPL                                                                   720,000                            14,130,000
Duke Energy                                                           346,100                            22,907,494
FPL Group                                                             330,000                            22,996,874
New Century Energies                                                  425,000                            20,692,188
Northern States Power                                                 720,000                            20,205,000

Total                                                                                                   120,534,681

Utilities -- telephone (7.2%)
Ameritech                                                             420,000                            19,897,500
AT&T                                                                  430,000                            25,128,125
BCE                                                                   345,000(c)                          9,638,438
BellSouth                                                             379,000                            28,519,750
MCI WorldCom                                                          536,000(b)                         26,197,000
SBC Communications                                                    650,000                            28,884,375
U S WEST Communications Group                                         675,000                            35,395,312

Total                                                                                                   173,660,500

Total common stocks
(Cost: $2,185,876,519)                                                                               $2,124,408,392


Preferred stocks & other (4.0%)
Issuer                                                               Shares                            Value(a)

AutoZone
  5.00% Cv PERCS                                                      715,100(g)                        $17,671,551
BS-Intel
  5.00% Cv PERCS                                                      128,000(g)                         21,731,840
BS-Service Corp Intl
  5.00%                                                               475,000                            14,682,250
MediaOne Group
  6.25% Cv                                                            344,100(b)                         19,226,588
Union Pacific Capital Trust
  6.25% Cv                                                            541,000                            23,939,250

Total preferred stocks & other
(Cost: $97,728,569)                                                                                     $97,251,479






Bonds (1.2%)
Issuer                                              Coupon                  Principal               Value(a)
                                                     rate                    amount

Chemicals (0.6%)
Waste Management
  Cv Sub Nts
  02-01-02                                          4.00%                 $12,000,000                   $14,535,000

Electronics (0.6%)
SBH-United Technologies
  Cv
  12-04-98                                          5.00                   18,600,000(f)                 14,177,478

Total bonds
(Cost: $26,000,024)                                                                                     $28,712,478




Short-term securities (9.7%)
Issuer                                            Annualized                 Amount                 Value(a)
                                                 yield on date             payable at
                                                  of purchase               maturity

U.S. government agencies (3.1%)
Federal Home Loan Mtge Corp Disc Nts
  10-02-98                                          5.46%                 $10,400,000                   $10,398,428
  10-05-98                                          5.45                   24,000,000                    23,985,506
  10-14-98                                          5.46                    9,700,000                     9,680,962
  10-28-98                                          5.32                   11,000,000                    10,956,275
  11-30-98                                          5.17                   15,000,000                    14,869,613
Federal Natl Mtge Assn Disc Nt
  10-09-98                                          5.45                    4,400,000                     4,394,681

Total                                                                                                    74,285,465

Commercial paper (6.6%)
Barclays U.S. Funding
  10-01-98                                          5.57                   12,000,000                    12,000,000
Bear Stearns
  10-15-98                                          5.54                    4,100,000                     4,091,215
BellSouth Telecommunications
  11-03-98                                          5.24                   11,900,000                    11,843,059
CAFCO
  10-21-98                                          5.57                    6,700,000(h)                  6,677,705
Fleet Funding
  10-13-98                                          5.56                    2,300,000(h)                  2,295,768
Ford Motor Credit
  10-09-98                                          5.54                    7,300,000                     7,291,062
Gannett
  11-05-98                                          5.27                    6,200,000(h)                  6,168,354
Goldman Sachs Group
  10-13-98                                          5.56                    5,600,000                     5,589,677
GTE Funding
  10-06-98                                          5.59                      800,000                       799,380
  10-08-98                                          5.54                   12,100,000                    12,086,989
Intl Lease Finance
  10-07-98                                          5.54                   10,000,000                     9,990,783
  10-08-98                                          5.54                    5,900,000                     5,893,656
Motorola
  11-24-98                                          5.24%                  $6,300,000                    $6,250,860
Novartis Finance
  10-05-98                                          5.52                    5,700,000(h)                  5,696,510
Paccar Financial
  10-22-98                                          5.54                    1,500,000                     1,495,170
Pfizer
  10-30-98                                          5.52                    4,900,000(h)                  4,878,330
Procter & Gamble
  11-09-98                                          5.23                    3,300,000                     3,281,410
Reed Elsevier
  10-15-98                                          5.50                    5,300,000(h)                  5,288,705
Rohm & Haas
  10-22-98                                          5.55                   11,100,000                    11,064,193
Toyota Motor Credit
  10-01-98                                          5.58                   10,000,000                    10,000,000
  10-23-98                                          5.37                   11,600,000                    11,562,074
Xerox
  10-05-98                                          5.53                    9,400,000                     9,394,245
  11-05-98                                          5.24                    4,800,000                     4,775,640

Total                                                                                                   158,414,785

Total short-term securities
(Cost: $232,704,137)                                                                                   $232,700,250

Total investments in securities
(Cost: $2,542,309,249)(i)                                                                            $2,483,072,599


See accompanying notes to investments in securities.


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 1998, the value of foreign securities represented 7.02% of net assets.

(d) Security is partially or fully on loan. See Note 4 to the financial statements.

(e) Partially pledged as initial margin deposit on the following open stock index futures purchase contracts (see Note 6 to the financial statements):

Type of security                                                  Contracts


Standard & Poor's 500 Stock Index, Dec. 1998                            450

(f) ELKS are equity-linked securities that are structured as an interest-bearing debt security and linked to the common stock of another company. The terms of ELKS differ from those of ordinary debt securities in that the principal amount received at maturity is not fixed but is based on the price of the common stock the ELK is linked to. The principal amount disclosed equals the current estimated future value of the amount to be received upon maturity.

(g) PERCS (Preferred-Equity Redeemable Cumulative Securities) are convertible preferred securities. PERCS are like buying an underlying common stock and selling a call option against the position.

(h) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(i) At Sept.  30, 1998,  the cost of securities  for federal income tax purposes
was  $2,542,423,219   and  the  aggregate  gross  unrealized   appreciation  and
depreciation based on that cost was:

Unrealized appreciation                               $161,532,020
Unrealized depreciation                               (220,882,640)

Net unrealized depreciation                           $(59,350,620)

 Independent auditors' report


     The board of trustees and unitholders Growth and Income Trust:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Total Return Portfolio (a series of Growth and Income Trust) as of September 30, 1998, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 1998. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Total Return Portfolio at September 30, 1998, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

     /s/ KPMG Peat Marwick LLP

     KPMG Peat Marwick LLP
     Minneapolis, Minnesota
     November 6, 1998



     Financial statements


     Statement of assets and liabilities
     Total Return Portfolio
     Sept. 30, 1998

Assets
Investments in securities, at value (Note 1):
Investments in securities of unaffiliated issuers
 (identified cost $2,714,032,407)                                                                 $2,630,213,076
Investments in securities of affiliated issuer
 (identified cost $23,098,325)                                                                         7,887,350
                  -----------                                                                          ---------
Total investments in securities
 (identified cost $2,737,130,732)                                                                  2,638,100,426
Cash in bank on demand deposit                                                                         2,949,386
Dividends and accrued interest receivable                                                             22,799,267
Receivable for investment securities sold                                                             80,588,427
Receivable from investment advisor                                                                       212,906
U.S. government securities held as collateral
 for securities loaned (Note 5)                                                                       14,322,267
Unrealized appreciation on foreign currency
 contracts held, at value (Notes 1 and 4)                                                                298,516
                                                                                                         -------
Total assets                                                                                       2,759,271,195
                                                                                                   -------------

Liabilities
Payable for investment securities purchased                                                           79,772,919
Unrealized depreciation on foreign currency contracts
  held, at value (Notes 1 and 4)                                                                          12,631
Payable upon return of securities loaned (Note 5)                                                     86,751,567
Accrued investment management services fee                                                                35,209
Options contracts written, at value
  (premium received $6,263,389) (Note 6)                                                              12,701,874
Other accrued expenses                                                                                   185,240
                                                                                                         -------
Total liabilities                                                                                    179,459,440
                                                                                                     -----------
Net assets                                                                                        $2,579,811,755
                                                                                                  --------------


     See accompanying notes to financial statements.




     Statement of operations
     Total Return Portfolio
     Year ended Sept. 30, 1998

Investment income
Income:
Dividends (includes $917,855 from affiliates)                                                      $  29,457,073
Interest                                                                                              86,437,471
  Less foreign taxes withheld                                                                           (686,048)
                                                                                                        --------
Total income                                                                                         115,208,496
                                                                                                     -----------
Expenses (Note 2):
Investment management services fee                                                                    12,897,457
Compensation of board members                                                                             17,264
Custodian fees                                                                                           859,639
Audit fees                                                                                                29,250
Other                                                                                                     54,439
                                                                                                          ------
Total expenses                                                                                        13,858,049
  Earnings credits on cash balances (Note 2)                                                             (11,704)
                                                                                                         -------
Total net expenses                                                                                    13,846,345
                                                                                                      ----------
Investment income (loss) -- net                                                                      101,362,151
                                                                                                     -----------

Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
  Security transactions (Note 3)                                                                     280,655,670
  Financial futures contracts                                                                         (9,066,534)
  Foreign currency transactions                                                                        2,480,965
  Options contracts written (Note 6)                                                                  (7,958,194)
                                                                                                      ----------
Net realized gain (loss) on investments                                                              266,111,907
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilities in foreign currencies                                                                 (447,531,928)
                                                                                                    ------------
Net gain (loss) on investments and foreign currencies                                               (181,420,021)
                                                                                                    ------------
Net increase (decrease) in net assets resulting from operations                                    $ (80,057,870)
                                                                                                   -------------


     See accompanying notes to financial statements.




     Statements of changes in net assets
     Total Return Portfolio
     Year ended Sept. 30,


                                                                                     1998                   1997

Operations
Investment income (loss)-- net                                             $  101,362,151        $    82,689,056
Net realized gain (loss) on investments                                       266,111,907            345,627,464
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilities in foreign currencies                                          (447,531,928)           122,489,698
                                                                             ------------            -----------
Net increase (decrease) in net assets resulting
  from operations                                                             (80,057,870)           550,806,218
Net contributions (withdrawals) from partners                                (339,337,021)          (350,789,437)
                                                                             ------------           ------------
Total increase (decrease) in net assets                                      (419,394,891)           200,016,781
Net assets at beginning of year                                             2,999,206,646          2,799,189,865
                                                                            -------------          -------------
Net assets at end of year                                                  $2,579,811,755         $2,999,206,646
                                                                           --------------         --------------


     See accompanying notes to financial statements.



     Notes to financial statements


     Total Return Portfolio

1. Summary of significant accounting policies

     Total Return Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Total Return Portfolio seeks to provide maximum total return through a combination of growth of capital and current income by investing in U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

     Significant accounting polices followed by the Portfolio are summarized below:

     Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     Valuation of securities

     All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

     Option transactions

     In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

     Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Futures transactions

     In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

     Foreign currency translations and foreign currency contracts

     Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

     The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

     Illiquid securities

     At Sept. 30, 1998, investments in securities included issues that are illiquid. The Portfolio currently limits investments in illiquid securities to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 1998 was $8,905,156 representing 0.35% of net assets. Pursuant to guidelines adopted by the board, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

     Securities purchased on a when-issued basis

     Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid high-grade debt securities at least equal to the amount of its commitment. As of Sept. 30, 1998, the Portfolio had entered into outstanding when-issued or forward-commitments of $9,968,800.

     Federal taxes

     For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

     Other

     Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.


2. Fees and expenses

     The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fees may be increased or decreased by a performance adjustment based on a comparison of the performance of Class A shares of IDS Managed Allocation Fund to the Lipper Flexible Portfolio Fund Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets on an annual basis. The adjustment decreased the fee by $1,363,906 for the year ended Sept. 30, 1998.

     Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any ther expenses properly payable by the Trust or Portfolio and approved by the board.

     During the year ended Sept. 30, 1998, the Portfolio's custodian fees were reduced by $11,704 as a result of earnings credits from overnight cash balances.

     Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.


3. Securities transactions

     Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,043,695,649 and $3,052,730,306, respectively, for the year ended Sept. 30, 1998. For the same period, the portfolio turnover rate was 122%. Realized gains and losses are determined on an identified cost basis.

     Brokerage commissions paid to brokers affiliated with AEFC were $148,878 for the year ended Sept. 30, 1998.


4. Foreign currency contracts

     At Sept. 30, 1998, the Portfolio had entered into foreign currency exchange contracts that obligate the Portfolio to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See
     "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange                          Currency to                   Currency to           Unrealized         Unrealized
date                             be delivered                   be received         appreciation       depreciation

Oct. 1, 1998                        1,568,707                       921,522                 $ --            $ 2,027
                                  U.S. Dollar                 British Pound
Oct. 1, 1998                       42,323,220                       309,899                   77                 --
                                 Japanese Yen                   U.S. Dollar
Oct. 1, 1998                       36,019,683                       269,407                5,729                 --
                                 Japanese Yen                   U.S. Dollar
Oct. 1, 1998                  116,563,149,371                       418,614                   --              1,388
                                 Turkish Lira                   U.S. Dollar
Oct. 2, 1998                       51,970,157                       381,572                1,132                 --
                                 Japanese Yen                   U.S. Dollar
Oct. 2, 1998                    9,377,875,000                        33,831                   40                 --
                                 Turkish Lira                   U.S. Dollar
Oct. 6, 1998                          402,314                     2,352,694                   --              2,044
                                  U.S. Dollar            South African Rand
Oct. 6, 1998                          403,404                     2,374,438                  566                 --
                                  U.S. Dollar            South African Rand
Oct. 6, 1998                          355,774                       210,704                   --                 62
                             Singapore Dollar                   U.S. Dollar
Oct. 30, 1998                       8,368,239                     1,491,931                   --              2,451
                                 French Franc                   U.S. Dollar
Oct. 30, 1998                       3,840,921                       681,244                   --              4,659
                                 French Franc                   U.S. Dollar
Nov. 30, 1998                     308,820,778                     2,301,472               21,768                 --
                                 Japanese Yen                   U.S. Dollar
Nov. 30, 1998                   1,541,702,750                    11,650,000              269,204
                                 Japanese Yen                   U.S. Dollar

Total                                                                                   $298,516           $12,631





5. Lending of portfolio securities

     At Sept. 30, 1998, securities valued at $84,207,508 were on loan to brokers. For collateral, the Portfolio received $72,429,300 in cash and U.S. government securities valued at $14,322,267. Income from securities lending amounted to $658,567 for the year ended Sept. 30, 1998. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


6. Options contracts written

     The number of contracts and premium amounts associated with options contracts written is as follows:

                                      Year ended Sept. 30, 1998

                                   Puts                        Calls
                        Contracts       Premium      Contracts       Premium

Balance Sept. 30, 1997         --           $--             --           $--
Opened                      8,750    14,423,300          3,800       811,073
Closed                     (3,200)   (6,815,481)            --            --
Exercised                  (2,500)   (1,016,216)        (2,800)     (651,578)
Expired                    (1,300)     (328,214)        (1,000)     (159,495)

Balance Sept. 30, 1998      1,750    $6,263,389             --           $--


See "Summary of significant accounting policies."



     Investments in securities


     Total Return Portfolio
     Sept. 30, 1998

     (Percentages represent value of investments compared to net assets)


Common stocks (47.2%)
Issuer                                                               Shares                            Value (a)

Aerospace & defense (0.5%)
AlliedSignal                                                          155,900                            $5,514,962
Goodrich (BF)                                                         109,700                             3,585,819
Lockheed Martin                                                        21,900                             2,207,794
Raytheon Cl B                                                          50,200                             2,707,663

Total                                                                                                    14,016,238

Airlines (0.2%)
AMR                                                                    92,000(b)                          5,100,250
Southwest Airlines                                                     47,750                               955,000

Total                                                                                                     6,055,250

Automotive & related (1.1%)
Chrysler                                                               18,000                               861,750
Dana                                                                  148,800                             5,552,100
Ford Motor                                                            351,600                            16,503,225
General Motors                                                         52,800                             2,887,500
Otosan Otomobil Sanayii                                             2,931,500(b,c)                          665,456
Tata Engineering & Locomotive GDR                                     532,000(c)                          1,635,900

Total                                                                                                    28,105,931

Banks and savings & loans (6.2%)
Akbank T.A.S. ADR                                                     300,000(b,c)                          840,000
Argentaria                                                            420,688(b,c)                        8,373,164
Banc One                                                              270,800(c)                         11,542,850
Banca Intesa                                                        1,927,827(b,c)                        8,117,116
BankAmerica                                                           227,700                            13,690,462
Banque Natl de Paris                                                  244,103(b,c)                       13,077,403
Bayerische Vereinsbank                                                174,944(c)                         12,885,483
BIG Bank Gdanski GDR                                                   88,000(b,c)                       $1,102,200
Chase Manhattan                                                        49,100                             2,123,575
Credito Italiano                                                    2,562,534(b,c)                       10,680,898
First Chicago NBD                                                     200,100                            13,706,849
First Union                                                            44,800                             2,293,200
Instituto Bancario San Paolo di Torino                                627,034(b,c)                        7,882,319
Natl Bank of Greece                                                   110,000(c,h)                        2,959,000
NationsBank                                                           261,600                            13,995,599
Nordbanken Holding                                                    573,688(b,c)                        3,293,887
Norwest                                                                77,200                             2,764,725
Thai Farmers Bank                                                     724,000(b,c)                          485,732
Toronto-Dominion Bank                                                 232,057(c)                          6,197,348
UBS                                                                    36,193                             7,079,955
Wachovia                                                              118,300                            10,085,075
Washington Mutual                                                     112,200                             3,786,750
Yapi Kredit Finance                                               313,250,000(b,c)                        3,555,388
Zagrebacka Banka                                                       76,000 (c)                           633,916

Total                                                                                                   161,152,894

Beverages & tobacco (1.3%)
Coca-Cola                                                             337,500                            19,448,437
Fomento Economico Mexicano ADR                                        288,400(c,j)                        5,659,850
Panamerican Beverages Cl A                                             50,000(c)                            890,625
PepsiCo                                                               150,900                             4,442,119
Philip Morris                                                          41,900                             1,930,019

Total                                                                                                    32,371,050

Building materials & construction (0.2%)
Daiwa House Inds                                                      305,000 (c)                         2,768,577
Empresas ICA Sociedad Controladora                                    290,200 (c)                         1,704,925
Singapore Technologies Engineering                                  1,836,000(b,c)                        1,762,009

Total                                                                                                     6,235,511

Chemicals (1.1%)
Air Products & Chemicals                                              183,600                             5,462,100
Du Pont (EI) de Nemours                                               108,500(c)                          6,089,562
Engelhard                                                              63,100                             1,116,081
Henkel KGaA                                                           164,886(c)                        $12,495,177
Waste Management                                                       66,265(b)                          3,184,862

Total                                                                                                    28,347,782

Communications equipment & services (1.0%)
Andrew Corp                                                            70,800(b)                            938,100
Ascend Communications                                                  44,200(b)                          2,011,100
China Telecom                                                       1,418,000(b,c)                        2,232,499
Lucent Technologies                                                   129,500                             8,943,594
Motorola                                                               47,700                             2,036,194
Newbridge Networks                                                     58,800(b)                          1,057,845
NICE-Systems ADR                                                       85,000(b,c)                        1,253,750
Northern Telecom                                                      120,720(c)                          3,863,040
Tellabs                                                                90,400(b)                          3,599,050
Vimpel-Communications ADR                                              57,000(b,c)                          299,250

Total                                                                                                    26,234,422

Computers & office equipment (4.5%)
Apple Computer                                                         76,300 (h)                         2,908,938
Automatic Data Processing                                              95,800                             7,161,050
Cisco Systems                                                         162,900(b)                         10,069,255
Compaq Computer                                                       172,700                             5,461,638
Computer Associates Intl                                               63,000                             2,331,000
Computer Sciences                                                      21,600                             1,177,200
Dell Computer                                                          91,400(b)                          6,009,550
Electronic Data Systems                                                76,800                             2,548,800
EMC                                                                   108,100(b)                          6,181,969
First Data                                                             84,900                             1,995,150
Formula Systems ADR                                                    56,500(c)                          1,130,000
General Instrument                                                     52,300(b)                          1,130,988
Hewlett-Packard                                                       171,100                             9,057,606
Intl Business Machines                                                133,200                            17,049,599
Microsoft                                                             260,300(b)                         28,649,268
Oracle                                                                120,300(b)                          3,503,738
Parametric Technology                                                 225,200(b)                          2,266,075
Persetel Q Data Holdings                                              320,000                             2,662,240
Seagate Technology                                                     53,100(b)                          1,330,819
Sun Microsystems                                                       37,900                            $1,887,894
Synnex Technology Intl                                                265,319(b)                            866,426

Total                                                                                                   115,379,203

Electronics (1.0%)
Celestica                                                              63,000(c)                            794,829
Compal Electronics                                                    512,400(b,c)                        1,517,114
Fujikura                                                              390,000(b,c)                        1,438,905
Intel                                                                 195,700                            16,781,274
Matsushita Communication Industrial                                    54,000(c)                          1,936,970
Rohm                                                                   17,000(b,c)                        1,617,803
Samsung Electronics GDR                                               135,436(b,c)                        1,858,859

Total                                                                                                    25,945,754

Energy (2.8%)
Amoco                                                                  38,400                             2,068,800
Chevron                                                                84,400                             7,094,875
Exxon                                                                 234,800                            16,480,025
Hellenic Petroleum                                                    422,000(c)                          3,593,541
Lukoil Holding ADR                                                     72,840(c,h)                          883,185
Mobil                                                                  60,700                             4,609,406
MOL Magyar Olaj-es Gazipari GDR                                        69,500(c)                          1,336,138
Petro-Canada                                                          442,500(c)                          5,553,726
Royal Dutch Petroleum                                                 445,100(c)                         21,197,888
Total Petroleum Cl B                                                   77,094(b,c)                        9,719,695

Total                                                                                                    72,537,279

Energy equipment & services (0.4%)
Halliburton                                                           151,300                             4,321,506
Sasol                                                                 173,000                               793,222
Schlumberger                                                          119,600(c)                          6,017,376

Total                                                                                                    11,132,104

Financial services (1.5%)
Associates First Capital Cl A                                          43,700                             2,851,425
Fannie Mae                                                            186,000                            11,950,499
Household Intl                                                        176,100                             6,603,750
Lehman Brothers Holdings                                               39,300                             1,110,225
Merrill Lynch & Co                                                     35,300                            $1,672,338
Morgan Stanley, Dean Witter,
  Discover & Co                                                        53,400                             2,299,538
Schwab (Charles)                                                       35,500                             1,397,813
Sumitomo Realty & Development                                         506,000(b,c)                          926,031
Travelers Group                                                       234,800                             8,804,999

Total                                                                                                    37,616,618

Food (1.5%)
Bestfoods                                                             212,000                            10,268,750
General Mills                                                         174,000                            12,180,000
Sara Lee                                                              185,900                            10,038,600
Sysco                                                                 248,000                             5,843,500

Total                                                                                                    38,330,850

Health care (5.2%)
ALZA                                                                   33,100(b)                          1,435,713
American Home Products                                                 42,400                             2,220,700
Amgen                                                                  43,400(b)                          3,279,413
Baxter Intl                                                            95,900                             5,706,050
Boston Scientific                                                      32,500(b)                          1,669,688
Bristol-Myers Squibb                                                  185,200                            19,237,649
EGIS                                                                   78,000(b,c)                        1,392,538
Guidant                                                                92,900                             6,897,825
Johnson & Johnson                                                      53,000                             4,147,250
Lilly (Eli)                                                            63,800                             4,996,338
Medtronic                                                              41,200                             2,384,450
Merck & Co                                                             95,000                            12,308,438
Novartis                                                                7,924(b,c)                       12,739,255
Pfizer                                                                154,700                            16,388,530
Pharmacia & Upjohn                                                     34,400                             1,726,450
Schering-Plough                                                       165,400                            17,129,237
SmithKline Beecham                                                    378,270(b,c)                        4,176,895
Takeda Chemical Inds                                                   85,000(c)                          2,271,149
Warner-Lambert                                                        189,200                            14,284,600

Total                                                                                                   134,392,168

Health care services (0.4%)
Aetna                                                                  41,100                            $2,856,450
Service Corp Intl                                                     100,100                             3,190,688
Tenet Healthcare                                                       97,100(b)                          2,791,625
United Healthcare                                                      66,300                             2,320,500

Total                                                                                                    11,159,263

Household products (0.5%)
Newell                                                                 31,900                             1,469,394
Procter & Gamble                                                       90,500                             6,419,844
Rhone-Poulenc Cl A                                                     32,886(b,c)                        1,380,087
Unilever                                                              457,369(b,c)                        3,907,303

Total                                                                                                    13,176,628

Industrial equipment & services (0.7%)
Illinois Tool Works                                                    31,400                             1,711,300
Ingersoll-Rand                                                         48,000                             1,821,000
Mannesmann                                                            151,161(b,c)                       13,849,295
NACCO Inds Cl A                                                         9,000                               900,000

Total                                                                                                    18,281,595

Insurance (1.1%)
American General                                                      137,100                             8,757,262
American Intl Group                                                    38,850                             2,991,450
Aon                                                                    25,600                             1,651,200
ING Groep                                                              77,283(b,c)                        3,483,856
Lincoln Natl                                                           80,900                             6,654,025
UNUM                                                                   85,400                             4,243,313

Total                                                                                                    27,781,106

Leisure time & entertainment (0.6%)
Accor                                                                  30,807(b,c)                        6,464,199
Disney (Walt)                                                         189,300                             4,791,656
Mattel                                                                157,300                             4,404,400

Total                                                                                                    15,660,255


Media (0.8%)
CBS                                                                   120,200                            $2,914,850
Clear Channel Communications                                           30,500(b)                          1,448,750
Gannett                                                                38,100                             2,040,731
Grupo Televisa                                                        207,300(b,c)                        4,003,481
Knight-Ridder                                                          81,200                             3,613,400
Sony                                                                   22,000(b,c)                        1,528,349
Time Warner                                                            70,500                             6,173,157

Total                                                                                                    21,722,718

Metals (0.6%)
Aluminum Co of America                                                 52,102                             3,699,242
Companhia Vale do Rio Doce                                            200,000(c)                          2,950,000
Compania de Minas
  Buenaventura ADR                                                    242,209(c)                          2,815,680
Reynolds Metals                                                       130,000                             6,605,625

Total                                                                                                    16,070,547

Multi-industry conglomerates (3.3%)
Bombardier Cl B                                                       260,000(b,c)                        2,837,200
Cendant                                                               225,600(b)                          2,622,600
China Merchants Holdings Intl                                       2,328,000(b,c)                        1,381,901
China North Inds                                                   16,500,000(b,c,j)                      2,227,500
Cosco Pacific Limited                                               3,284,000(c)                          1,366,801
Eastman Kodak                                                          69,600                             5,380,950
Emerson Electric                                                      171,400                            10,669,650
General Electric                                                      338,400                            26,923,950
General Electric PLC                                                1,463,901(b,c)                       10,770,212
Shanghai Industrial Holdings                                        1,158,000(b,c,h)                      2,316,347
Tyco Intl                                                             155,700(c)                          8,602,425
Viag                                                                    6,941                             4,771,561
Williams                                                            1,030,892(c)                          6,116,592

Total                                                                                                    85,987,689


Paper & packaging (0.5%)
Fort James                                                            172,500                            $5,660,156
Owens-Illinois                                                        141,400(b)                          3,535,000
Tenneco                                                               141,100                             4,638,663

Total                                                                                                    13,833,819

Restaurants & lodging (0.2%)
Marriott Intl Cl A                                                     72,900                             1,740,488
Wendy's Intl                                                           99,700                             2,212,093

Total                                                                                                     3,952,581

Retail (2.6%)
Albertson's                                                           202,100                            10,938,663
Consolidated Stores                                                    50,000(b)                            981,250
Costco Cos                                                             32,000(b)                          1,516,000
CVS                                                                   144,500                             6,330,906
Dayton Hudson                                                         131,100                             4,686,825
Great Universal Stores                                                731,755(b)                          8,167,264
Home Depot                                                            146,200                             5,774,900
K mart                                                                131,300                             1,567,394
Kroger                                                                152,100(b)                          7,605,000
Meyer (Fred)                                                           44,200(b)                          1,718,275
Rite Aid                                                              138,000                             4,899,000
Wal-Mart Stores                                                       256,100                            13,989,462

Total                                                                                                    68,174,939

Textiles & apparel (--%)
Reliance Industries                                                    67,540 (c)                           364,716

Transportation (0.3%)
Burlington Northern Santa Fe                                          141,000                             4,512,000
Strintzis Lines                                                       700,000                             3,454,850

Total                                                                                                     7,966,850

Utilities -- electric (1.3%)
Baltimore Gas & Electric                                              246,800                             8,236,950
Carolina Power & Light                                                 93,400                             4,313,913
DTE Energy                                                             91,700                             4,143,694
Duke Energy                                                            42,500                            $2,812,969
FirstEnergy                                                            57,300                             1,779,881
PECO Energy                                                            98,900                             3,616,031
Southern Co                                                            51,200                             1,507,200
Suez Lyonnaise des Eaux                                                44,064(c)                          7,506,884

Total                                                                                                    33,917,522

Utilities -- gas (0.5%)
Enron                                                                 238,900                            12,616,906

Utilities -- telephone (5.0%)
AirTouch Communications                                               111,400(b)                          6,349,800
Ameritech                                                             142,400                             6,746,200
AT&T                                                                  200,800                            11,734,250
Bell Atlantic                                                          44,900                             2,174,844
BellSouth                                                             128,500                             9,669,625
Compania Anonima Nacional
  Telefonos de Venezuela ADR                                          255,000(c)                          4,335,000
Compania de Telecomunicaciones
  de Chile ADR                                                        244,548(c)                          4,676,981
GTE                                                                    24,900                             1,369,500
Mahanagar Telephone Nigam                                             195,952(b,c)                        2,322,031
MCI WorldCom                                                          207,275                            10,130,566
Orange                                                              1,072,464(c)                         10,018,959
Rostelecom ADR                                                         98,300(c,h)                          196,600
SBC Communications                                                    256,300                            11,389,331
Telecom Italia                                                      1,534,921(b,c)                        7,341,527
Telecom Italia (New)                                                2,016,420(c)                         13,895,553
Telecomunicacoes Brasileiras                                           51,900(c)                          3,655,706
Telefonica de Argentina ADR                                            91,100(c)                          2,681,756
U S WEST Communications Group                                         253,500                            13,292,906
Vodafon                                                               593,398(c)                          6,920,623

Total                                                                                                   128,901,758

Total common stocks
(Cost: $1,232,424,614)                                                                               $1,217,421,946



Preferred stocks & other (0.2%)
Issuer                                                               Shares                            Value (a)

Banca Intesa Warrants                                               1,927,827(c)                         $1,594,120
Bar Technologies Warrants                                               3,000                               165,000
Bell Technology Warrants                                                3,410                                34,100
Concentric Network Warrants                                             3,800                               342,000
General Electric Warrants                                              22,983                                29,598
KMC Telecom Holdings Warrants                                           3,000                                15,000
Nakornthai Strip Mill                                               2,722,298(c)                                  3
Paxson Communications
  12.50% Pay-in-kind Exchangeable                                      23,820(i)                          2,262,900
Poland Telecom Warrants                                                 5,500(c)                            220,000
 Unifi Communications Warrants                                          3,000                                    30
 Versatel Warrants                                                      5,500                                55,000

Total preferred stocks & other
(Cost: $3,838,596)                                                                                       $4,717,751





Bonds (36.2%)
Issuer                                              Coupon                  Principal               Value(a)
                                                     rate                    amount

Government obligations (10.6%)
Argentine Republic
  (U.S. Dollar)
  03-31-23                                          5.75%                  $3,180,000(c)                 $2,136,563
City of Moscow
  (U.S. Dollar) Zero Coupon
  12-31-98                                         21.80                    6,153,151(c,f)                  623,930
Govt of Ecuador
  (U.S. Dollar)
  02-28-25                                          3.50                    2,400,000(c)                  1,010,000
Govt of Germany
  (Deutsche Mark) Zero Coupon
  10-16-98                                          1.74                   12,000,000(c,f)                7,174,393

Govt of Russia
  (Russian Ruble)
  09-27-00                                          2.31                   19,002,914(c)                     43,639
  12-15-20                                          6.63                   20,300,000(c)                  1,268,750
(Russian Ruble) Zero Coupon
  05-05-99                                            --                    28,554,000(c,f)                 178,183
  (U.S. Dollar)
  06-10-03                                         11.75                    6,250,000(c,d)                1,285,155
  07-24-05                                          8.75                   16,575,000(c,d)                3,397,874
  06-24-28                                         12.75                    2,480,000(c,d)                  472,750
  12-29-49                                          6.63                   14,543,878(c)                  1,236,230
Province of Mendoza
  (U.S. Dollar)
  09-04-07                                         10.00                    2,000,000(c,d)                1,448,340
Republic of Argentina
  (Argentine Peso)
  07-10-02                                          8.75                   25,900,000(c,d)               17,612,000
  02-12-07                                         11.75                   15,000,000(c)                 10,312,500
Republic of Korea
  (U.S. Dollar)
  04-15-08                                          8.88                    8,950,000(c,h)                7,688,739
Republic of Panama
  (U.S. Dollar)
  02-13-02                                          7.88                    1,000,000(c,d)                  897,500
United Mexican States
  (U.S. Dollar)
  12-31-19                                          6.25                   28,000,000(c)                 20,387,499
  05-15-26                                         11.50                    6,750,000(c)                  6,517,969
U.S. Treasury
  11-30-99                                          5.63                    3,500,000                     3,543,120
  04-30-00                                          6.75                   32,000,000                    33,100,480
  06-30-02                                          6.25                    8,000,000                     8,511,200
  03-31-03                                          5.50                    1,500,000                     1,572,900
  08-15-04                                          7.25                   20,000,000                    22,942,400
  08-15-05                                          6.50                   12,500,000                    14,096,750
  05-15-08                                          5.63                   12,500,000(h)                 13,690,000
  08-15-23                                          6.25                    9,700,000                    11,111,641
  08-15-27                                          6.38                   20,000,000                    23,592,200
  11-15-27                                          6.13                   50,000,000(h)                 57,642,999

Total                                                                                                   273,495,704

Mortgage-backed securities (3.6%)
Federal Home Loan Mtge Corp
  03-01-13                                          5.50                   10,584,449                    10,539,168
  12-01-25                                          7.50                   18,758,146                    19,338,147
  07-01-28                                          6.00                   10,000,000                     9,987,500
  09-01-28                                          6.00                    9,790,907                     9,783,627
Federal Natl Mtge Assn
  05-01-24                                          7.50                   13,240,997                    13,673,316
  03-01-25                                          6.00                   10,000,000(n)                  9,968,800
  09-01-28                                          6.50                    9,980,064                    10,151,421
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  05-18-26                                          5.00                    9,593,000                     9,358,229

Total                                                                                                    92,800,208

Aerospace & defense (0.3%)
K&F Inds
  Sr Sub Nts Series B
  10-15-07                                          9.25                    1,000,000                       986,250
L-3 Communications
  Sr Sub Nts Series B
  05-01-07                                         10.38                    1,035,000                     1,130,738
Newport News Shipbuilding
  Sr Nts
  12-01-06                                          8.63                      800,000                       844,000
Northrop-Grumman
  03-01-16                                          7.75                    5,000,000                     5,458,400

Total                                                                                                     8,419,388


Automotive & related (0.1%)
MSX Intl
  Company Guaranty
  01-15-08                                         11.38                    2,450,000                     2,477,563

Banks and savings & loans (1.5%)
Alfa-Russia Finance
  (U.S. Dollar) Medium-term Nts Bank Guaranty
  07-28-00                                         10.38                    4,000,000(c)                    440,000
Corp Andina de Fomento
  (U.S. Dollar)
  02-01-03                                          7.10                    6,500,000(c)                  6,614,790
Dao Heng Bank
  (U.S. Dollar) Sub Nts
  01-24-07                                          7.75                    2,500,000(c,d)                1,723,130
Greenpoint Capital
  Company Guaranty
  06-01-27                                          9.10                    1,300,000                     1,532,999
Provident Cos
  03-15-38                                          7.41                   11,000,000                    11,843,920
Union Planters Bank
  Sub Nts
  03-15-18                                          6.50                   10,000,000                    10,466,100
US Capital
  02-01-27                                          8.41                    1,500,000(d)                  1,639,095
Washington Mutual Capital
  Company Guaranty
  06-01-27                                          8.38                    1,500,000(d)                  1,651,635
Wilshire Financial Services
  Series B
  08-15-04                                         13.00                    4,000,000                     3,705,000

Total                                                                                                    39,616,669

Building materials & construction (0.1%)
Southdown
  Sr Sub Nts Series B
  03-01-06                                         10.00                    2,350,000                     2,540,938

Chemicals (0.1%)
Polymer Group
  Company Guaranty Series B
  03-01-08                                          8.75                    4,000,000                     3,780,000

Commercial finance (0.2%)
Netia Holdings
  (U.S. Dollar) Company
  Guaranty Series B
  11-01-07                                         10.25                    6,000,000(c)                  4,552,500

Communications equipment & services (1.5%)
American Cellular
  Sr Nts
  05-15-08                                         10.50                    4,500,000(d)                  4,365,000
IXC Communications
  Sr Sub Nts
  04-15-08                                          9.00                    2,000,000                     1,990,000
KMC Telecom Holdings
  Zero Coupon Sr Disc Nts
  02-15-08                                         12.68                    3,000,000(g)                  1,380,000
Level 3 Communications
  Sr Nts
  05-01-08                                          9.13                    4,500,000                     4,252,500
MJD Communications
  05-01-08                                          9.50                    1,000,000(d)                  1,007,500
NTL
  Zero Coupon
  04-01-08                                          9.78                    6,000,000(d,g)                4,896,286
RCN
  Zero Coupon Sr Disc Nts Series B
  02-15-08                                          9.80                    4,800,000(g)                  2,496,000
TCI Telecommunications
  Sr Nts
  02-15-28                                          7.13                    1,400,000                     1,530,067
Telehub Communications
  Zero Coupon
  07-31-05                                         13.88                    2,500,000(d,g)                1,450,000
US West Capital Funding
  Company Guaranty
  07-15-28                                          6.88%                  $9,250,000                    $9,753,477
Versatel Telecom
  (U.S. Dollar) Sr Nts
  05-15-08                                         13.25                    5,500,000(c,d)                5,225,000

Total                                                                                                    38,345,830

Computers & office equipment (0.3%)
Concentric Network
  Sr Nts
  12-15-07                                         12.75                    3,800,000                     3,515,000
Globix
  Sr Nts
  05-01-05                                         13.00                    3,410,000                     2,762,100
PSINet
  Sr Nts Series B
  02-15-05                                         10.00                    1,005,000                     1,010,025

Total                                                                                                     7,287,125

Electronics (0.3%)
Hyundai Semiconductor
  (U.S. Dollar) Sr Nts
  05-15-07                                          8.63                    4,500,000(c,d)                3,280,725
Thomas & Betts
  01-15-06                                          6.50                    4,500,000                     4,774,725

Total                                                                                                     8,055,450

Energy (1.2%)
Forcenergy
  Sr Sub Nts
  11-01-06                                          9.50                    1,000,000                       732,500
Lodestar Holdings
  (U.S. Dollar) Sr Nts
  05-15-05                                         11.50                    5,000,000(c,d)                4,087,500
R & B Falcon
  04-15-08                                          6.95                    5,000,000                     5,172,150
Roil
  (U.S. Dollar)
  12-05-02                                         12.78%                  $9,140,000(c,d)               $2,102,200
Transamerica Energy
  06-15-02                                         11.50                      600,000                       360,000
  Zero Coupon
  06-15-07                                         13.26                    1,300,000(g)                    650,000
Union Pacific Resources
  05-15-28                                          7.15                    7,500,000                     7,249,125
USX
  03-01-08                                          6.85                   10,000,000                    10,399,500

Total                                                                                                    30,752,975

Energy equipment & services (0.2%)
Cliffs Drilling
  Company Guaranty Series D
  05-15-03                                         10.25                    3,000,000                     3,183,750
DI Inds
  Sr Nts
  07-01-07                                          8.88                    1,500,000                     1,170,000

Total                                                                                                     4,353,750

Financial services (1.4%)
Airplanes GPA Cl D
  (U.S. Dollar) Series 1
  03-15-19                                         10.88                    2,750,000(c)                  3,143,250
Arcadia Financial
  Sr Nts
  03-15-07                                         11.50                    1,825,000                     1,298,031
Beneficial
  Medium-term Nts
  02-18-13                                          6.25                   10,000,000                    10,420,800
Providian Natl Bank
  Sr Nts
  03-15-03                                          6.70                   10,000,000                    10,419,100
SASCO
  02-25-28                                          6.76                    2,500,000                     2,552,475
Tjiwi Kimia Finance Mauritius
  (U.S. Dollar) Company Guaranty
  08-01-04                                         10.00%                  $2,900,000(c)                 $1,218,000
Wilmington Trust
  05-01-08                                          6.63                    6,300,000                     6,749,001

Total                                                                                                    35,800,657

Food (0.1%)
Ameriserve Food Distributions
  Company Guaranty
  07-15-07                                         10.13                    1,750,000                     1,559,688
Daya Guna
  (U.S. Dollar) Company Guaranty
  06-01-07                                         10.00                    2,400,000(c,d)                1,416,000

Total                                                                                                     2,975,688

Furniture & appliances (0.2%)
Interface
  Sr Sub Nts Series B
  11-15-05                                          9.50                    2,500,000                     2,587,500
Lifestyle Furnishings
  Company Guaranty
  08-01-06                                         10.88                    3,250,000                     3,489,688

Total                                                                                                     6,077,188

Health care (0.6%)
Baxter Intl
  02-15-28                                          6.63                   10,000,000                    10,626,700
Lilly (Eli)
  01-01-36                                          6.77                    5,000,000                     5,521,750

Total                                                                                                    16,148,450

Health care services (1.1%)
Abbey Healthcare Group
  Sr Sub Nts
  11-01-02                                          9.50                      250,000                       231,250
Fountain View
  Sr Sub Nts
  04-15-08                                         11.25%                  $2,150,000(d)                 $1,916,188
Magellan Health Services
  Sr Sub Nts
02-15-08                                            9.00                    2,500,000(d)                  2,153,125
Manor Care
  Sr Nts
  06-15-06                                          7.50                    7,000,000                     7,683,830
Owens & Minor
  Company Guaranty Sr Sub Nts
  06-01-06                                         10.88                    3,200,000                     3,360,000
Oxford Health Plans
  Sr Nts
  05-15-05                                         11.00                    1,125,000(d)                    992,813
Service Corp Intl
  03-15-20                                          6.30                   11,850,000                    12,365,711

Total                                                                                                    28,702,917

Household products (0.2%)
Revlon Consumer Products
  Sr Nts
  02-01-06                                          8.13                    5,000,000                     4,950,000

Industrial equipment & services (0.3%)
AGCO
  Sr Sub Nts
  03-15-06                                          8.50                    1,025,000                     1,004,500
Alliance Imaging
  Sr Sub Nts
  12-15-05                                          9.63                    5,000,000                     4,993,750
Jorgensen (Earle M)
  Sr Nts
  04-01-05                                          9.50                    1,225,000                     1,084,125

Total                                                                                                     7,082,375


Insurance (1.1%)
American United Life Insurance
  03-30-26                                          7.75                    5,000,000(k)                  5,527,050
Executive Risk Capital
  Company Guaranty Series B
  02-01-27                                          8.68                    1,500,000                     1,727,160
Metropolitan Life Insurance
  11-01-25                                          7.80                    4,800,000(d)                  5,555,664
Minnesota Mutual Life
  09-15-25                                          8.25                    4,500,000(d)                  5,541,975
Nationwide CSN Trust
  02-15-25                                          9.88                    5,000,000(d)                  6,362,049
Veritas Holdings
  (U.S. Dollar) Sr Nts
  12-15-03                                          9.63                    1,273,000(c)                  1,328,694
Zurich Capital
  (U.S. Dollar) Company Guaranty
  06-01-37                                          8.38                    1,875,000(c,d)                2,113,688

Total                                                                                                    28,156,280

Leisure time & entertainment (1.6%)
Icon Health & Fitness
  Zero Coupon Sr Disc Nts Series B
  11-15-06                                         15.91                   10,500,000(g)                    525,000
Loews Cineplex Entertainment
  Sr Sub Nts
  08-01-08                                          8.88                    4,500,000                     4,477,500
Mirage Resorts
  02-01-08                                          6.75                    8,750,000                     8,858,763
SFX Entertainment
  Company Guaranty Series B
  02-01-08                                          9.13                      945,000                       897,750
Speedway Motorsports
  08-15-07                                          8.50                    2,000,000                     2,085,000

Time Warner
  02-01-24                                          7.57                   11,875,000                    13,187,068
  Sr Nts
  01-15-28                                          6.95                    5,000,000                     5,218,150
Venetian Casino/LV Sands
  Company Guaranty
  11-15-04                                         12.25                    3,940,000                     3,634,650
  11-15-05                                         10.00                    3,000,000                     2,580,000

Total                                                                                                    41,463,881

Media (1.1%)
Australis Media
  (U.S. Dollar)
  11-01-00                                         14.00                      454,044(c)                    347,438
  (U.S. Dollar) Zero Coupon
  05-15-03                                         15.75                    5,040,885(c,g)                   75,613
CSC Holdings
  Sr Sub Debs
  05-15-16                                         10.50                    3,000,000                     3,390,000
Globo Communicacoes Participacoes
  (U.S. Dollar) Sr Nts
  12-05-08                                         10.63                    7,000,000(c,d)                3,639,020
Grupo Televisa
  (U.S. Dollar) Sr Nts Series A
  05-15-03                                         11.38                    2,750,000(c)                  2,550,625
Heritage Media
  Sr Sub Nts
  02-15-06                                          8.75                    5,000,000                     5,237,499
Lamar Advertising
  Company Guaranty
  12-01-06                                          9.63                      800,000                       856,000
Liberty Group Operating
  Company Guaranty
  02-01-08                                          9.38                    3,750,000                     3,604,688
MDC Communications
  (U.S. Dollar) Sr Sub Nts
  12-01-06                                         10.50%                  $1,000,000(c)                 $1,023,750
News America Holdings
  10-15-12                                         10.13                    2,175,000                     2,585,401
TCI Communications
  08-01-15                                          8.75                    1,700,000                     2,115,735
Veninfotel
  (U.S. Dollar) Cv Pay-in-kind
  03-01-02                                         10.00                    2,250,000(c,d,i,k)            3,375,000

Total                                                                                                    28,800,769

Metals (0.6%)
Bar Technologies
  Company Guaranty
  04-01-01                                         13.50                    3,000,000(d)                  3,210,000
EnviroSource
  Sr Nts
  06-15-03                                          9.75                      530,000                       489,588
  Sr Nts Series B
  06-15-03                                          9.75                    1,300,000                     1,200,875
Grupo Minero Mexico
  (U.S. Dollar) Company
  Guaranty Series A
  04-01-08                                          8.25                    5,000,000(c)                  3,899,999
Imexsa Export Trust
  (U.S. Dollar)
  05-31-03                                         10.13                    2,882,928(c,d)                2,364,001
NSM Steel
  Company Guaranty
  02-01-06                                         12.00                    4,350,000                     2,175,000
  02-01-08                                         12.25                    4,300,000                     2,279,000
Southern Peru Copper
  (U.S. Dollar)
  05-30-07                                          7.90                    1,000,000(c)                  1,031,380

Total                                                                                                    16,649,843

Miscellaneous (1.7%)
Adams Outdoor Advertising
  Sr Nts
  03-15-06                                         10.75%                   3,900,000                     4,104,750
Chattem
  Company Guaranty Series B
  04-01-08                                          8.88                    2,200,000                     2,134,000
CTI Holdings
  (U.S. Dollar) Zero Coupon Sr Nts
  04-15-08                                         11.59                    3,800,000(c,g)                1,638,750
Delphes  2
  (U.S. Dollar)
  05-05-09                                          7.75                    3,700,000(c)                  3,515,000
FCB/NC Capital
  Company Guaranty
  03-01-28                                          8.05                    4,625,000                     4,834,143
Great Central Mines
  (U.S. Dollar) Sr Nts
  04-01-08                                          8.88                    2,500,000(c)                  2,343,750
Guangdong Enterprises
  (U.S. Dollar) Sr Nts
  05-22-07                                          8.88                    2,200,000(c,d)                1,204,588
IPC Magazines Group
  (British Pound)
  03-15-08                                         15.90                    1,875,000(c,d)                2,518,271
  03-15-08                                         17.76                    2,000,000(c,d)                1,530,090
Jasmine Submarine Telecom
  (U.S. Dollar) Sr Nts
  05-30-11                                          8.48                    1,247,480(c,d)                  860,761
Michael Petroleum
  Sr Nts
  04-01-05                                         11.50                    1,250,000(d)                  1,131,250
Outsourcing Solutions
  Sr Sub Nts Series B
  11-01-06                                         11.00                    1,075,000                     1,014,531

Packaged Ice
  Company Guaranty Series B
  02-01-05                                          9.75                    6,475,000                     6,135,062
Pindo Deli Finance Mauritius
  (U.S. Dollar) Company Guaranty
  10-01-07                                         10.75                    1,300,000(c)                    546,000
PLD Telekom
  (U.S. Dollar)
  06-01-04                                         14.00                    3,000,000(c)                  2,520,000
Poland Telecom Finance
  (U.S. Dollar) Company Guaranty
  12-01-07                                         14.00                    5,500,000(c,d)                5,334,999
PTC Intl Finance
  (U.S. Dollar) Zero Coupon Company Guaranty
  07-01-07                                         10.75                    2,000,000(c,g)                1,347,500
Purina Mills
  Sr Sub Nts
  03-15-10                                          9.00                    1,475,000                     1,471,313

Total                                                                                                    44,184,758

Multi-industry conglomerates (0.4%)
American Eco
  Company Guaranty
  05-15-08                                          9.63                    4,400,000(d)                  3,817,000
Hutchison Whampo Finance
  (U.S. Dollar) Company Guaranty
  08-01-27                                          7.50                    1,650,000(c,d)                1,117,413
  (U.S. Dollar) Company
  Guaranty Series B
  08-01-17                                          7.45                    1,000,000(c,d)                  716,060
Pierce Leahy
  Sr Sub Nts
  07-15-06                                         11.13                      488,000(d)                    535,580
Prime Succession
  Sr Sub Nts
  08-15-04                                         10.75                    1,275,000                     1,265,438

USI American Holdings
  Sr Nts Series B
12-01-06                                            7.25                    3,000,000                     3,222,750

Total                                                                                                    10,674,241

Municipal bonds (0.1%)
New Jersey Economic Development
  Authority State Pension Funding
  Revenue Bond (MBIA Insured)
  02-15-29                                          7.43                    3,000,000(m)                  3,555,600

Paper & packaging (0.6%)
Doman Inds
  (U.S. Dollar) Sr Nts Series B
  11-15-07                                          9.25                    2,300,000(c)                  1,656,000
Gaylord Container
  Sr Nts
  06-15-07                                          9.75                    1,300,000                     1,066,000
  Sr Nts Series B
  06-15-07                                          9.38                    9,000,000                     7,222,500
Owens-Illinois
  Sr Nts
  05-15-04                                          7.85                    2,000,000                     2,118,320
Silgan Holdings
  06-01-09                                          9.00                    2,050,000                     1,952,625
Stone Container
  Sr Sub Deb
  04-01-02                                         12.25                    1,000,000                       975,000

Total                                                                                                    14,990,445

Restaurants & lodging (0.5%)
Extended Stay America
  Sr Sub Nts
  03-15-08                                          9.15                    4,750,000                     4,108,750
MGM Grand
  02-06-08                                          6.88                   10,000,000(h)                  9,603,700

Total                                                                                                    13,712,450

Retail (1.3%)
Amazon.com
  Zero Coupon Sr Disc Nts
  05-01-08                                         10.00                    4,850,000(d,g)                2,685,688
CEX Holdings
  Sr Sub Nts
  06-01-08                                          9.63                    3,000,000(d)                  2,865,000
Dayton Hudson
  12-01-22                                          8.50                    2,500,000                     2,819,250
Great Atlantic & Pacific Tea
  04-15-07                                          7.75                   10,000,000                    10,455,600
Kroger
  Sr Nts
  07-15-06                                          8.15                    5,000,000                     5,723,150
Wal-Mart CRAVE Trust
  07-17-06                                          7.00                    8,566,801(d)                  9,062,476

Total                                                                                                    33,611,164

Textiles & apparel (0.2%)
Pillowtex
  Company Guaranty Sr Sub Nts Series B
  12-15-07                                          9.00                    2,500,000                     2,462,500
Texon Intl
  (Deutsche Mark) Sr Nts
  02-01-08                                          3.11                    4,000,000(c)                  1,868,320

Total                                                                                                     4,330,820

Transportation (0.7%)
Enterprise Rent-A-Car
  USA Finance
  02-15-08                                          6.80                   10,000,000                    10,186,500
  Company Guaranty
  Medium-term Nts
  01-15-06                                          6.95                    3,000,000(d)                  3,198,966
Greater Beijing
  (U.S. Dollar) Sr Nts
  06-15-04                                          9.75%                  $1,200,000(c,d)                 $456,000
  06-15-07                                         10.00                    1,400,000(c,d)                  490,000
Zhuhai Highway
  (U.S. Dollar) Sub Nts
  07-01-08                                         12.00                    5,000,000(c,d)                2,650,000

Total                                                                                                    16,981,466

Utilities -- electric (1.2%)
Cleveland Electric Illuminating
  07-01-00                                          7.19                    3,000,000                     3,094,680
CMS Energy
  Sr Nts
  05-15-02                                          8.13                    2,900,000                     3,087,485
Comp Paranaense De Energ
  (U.S. Dollar)
  05-02-05                                          9.75                    2,000,000(c,d)                1,324,160
El Paso Electric
  1st Mtge Series B
  05-01-01                                          7.75                    5,000,000                     5,257,550
Espirito Santo -- Escelsa
  (U.S. Dollar)
  07-15-07                                         10.00                    3,000,000(c)                  1,643,640
Korea Electric Power
  (U.S. Dollar)
  02-01-27                                          7.00                   12,500,000(c)                  8,230,250
Public Service Electric & Gas
  1st & Ref Mtge (AMBAC Insured)
  01-01-16                                          6.75                    7,365,000(m)                  7,781,344

Total                                                                                                    30,419,109


Utilities -- gas (0.2%)
Columbia Gas System
  Series E
  11-28-10                                          7.32                    5,043,000                     5,727,789

Utilities -- telephone (0.9%)
Geotek Communications
  Cv Sr Sub Nts
  02-15-01                                         12.00                    2,485,000(b,k)                    3,106
Grupo Iusacell
  (U.S. Dollar)
  07-15-04                                         10.00                    1,000,000(c)                    765,000
Intermedia Communications
  Sr Nts Series B
  11-01-07                                          8.88                    1,600,000                     1,624,000
  06-01-08                                          8.60                    5,000,000                     4,962,500
McLeod USA
  Sr Nts
  03-15-08                                          8.38                    2,300,000                     2,271,250
MetroNet Communications
  (U.S. Dollar) Zero
  Coupon Sr Disc Nts
  06-15-08                                          4.92                    3,800,000(c,f)                2,099,500
Omnipoint Communications
  Sr Nts
  08-15-06                                         11.63                    5,000,000                     3,600,000
Philippine Long Distance
  Telephone
  (U.S. Dollar) Medium-term
  Nts Series E
  03-06-07                                          7.85                    1,250,000(c,d)                  924,038
  03-06-17                                          8.35                    1,000,000(c,d)                  654,780
Rogers Cantel
  (U.S. Dollar)
  06-01-08                                          9.38                    2,800,000(c)                  2,849,000
WorldCom
  04-01-07                                          7.75%                  $3,000,000                    $3,452,940

Total                                                                                                    23,206,114

Total bonds
(Cost: $1,013,237,964)                                                                                 $934,680,104



Options purchased (--%)
Issuer                                            Shares          Exercise          Expiration           Value(a)
                                                                    price              date

Call
Russell 2000                                      175,000           $438             Dec. 1998            $78,138

Total options purchased
(Cost: $6,263,389)                                                                                        $78,138





Short-term securities (18.7%)(l)
Issuer                                            Annualized                 Amount                 Value(a)
                                                 yield on date             payable at
                                                  of purchase               maturity


U.S. government agency (3.6%)
Federal Home Loan Mtge Corp Disc Nts
  10-02-98                                          5.43%                  $4,000,000                    $3,999,398
  10-02-98                                          5.47                      400,000                       399,939
  10-07-98                                          5.46                    2,900,000                     2,897,373
  10-14-98                                          5.44                   24,700,000                    24,651,655
  10-30-98                                          5.45                   10,000,000                     9,956,339
  10-30-98                                          5.45                   22,600,000                    22,501,326
  11-30-98                                          5.16                   13,000,000                    12,885,369
  11-30-98                                          5.17                   13,900,000                    13,779,174

Total                                                                                                    91,070,573

Commercial paper (14.7%)
American General
  11-10-98                                          5.56                   10,000,000(e)                  9,937,193
Barclays U.S. Funding
  10-01-98                                          5.57                    8,100,000                     8,100,000
BBV Finance (Delaware)
  10-22-98                                          5.55                   11,000,000                    10,962,279
CAFCO
  10-07-98                                          5.56                    5,000,000(e)                  4,995,400
  12-08-98                                          5.42                    4,900,000(e)                  4,850,412
Commerzbank U.S. Finance
  11-18-98                                          5.56                   10,000,000                     9,887,032
Consolidated Natural Gas
  10-19-98                                          5.50                   13,600,000                    13,562,804
CXC
  10-20-98                                          5.58                   12,700,000(e)                 12,659,274
Delaware Funding
  10-08-98                                          5.57                    3,671,000(e)                  3,667,053
Deutsche Bank Financial
  10-19-98                                          5.57                   20,500,000                    20,437,859
  10-21-98                                          5.56                   15,000,000                    14,949,572
  10-23-98                                          5.56                    5,100,000                     5,082,827
Ford Motor Credit
  10-01-98                                          5.55                   15,000,000                    15,000,000
  10-09-98                                          5.54                   11,000,000                    10,986,531
  10-14-98                                          5.55                    6,100,000                     6,085,793
General Electric Capital
  11-18-98                                          5.59                    5,000,000                     4,961,977
General Electric Capital Services
  10-29-98                                          5.54                    7,700,000                     7,667,001
  11-09-98                                          5.22                   16,300,000                    16,208,353
Glaxo Wellcome
  10-27-98                                          5.54                    6,200,000(e)                  6,175,283
Goldman Sachs Group
  10-13-98                                          5.56                   19,700,000                    19,663,687
  10-15-98                                          5.55                    2,800,000                     2,793,989
GTE Funding
  10-26-98                                          5.32                    4,200,000                     4,184,542
Heinz (HJ)
  10-08-98                                          5.56                    9,000,000                     8,990,340
  10-16-98                                          5.53                    5,600,000                     5,587,190
Household Finance
  11-02-98                                          5.53                   15,600,000                    15,523,732
  11-03-98                                          5.52                   10,000,000                     9,949,767
Intl Lease Finance
  10-22-98                                          5.57                   10,100,000                    10,064,225
Kredietbank North America Finance
  10-05-98                                          5.57                   16,000,000                    15,987,600
Morgan Stanley, Dean Witter, Discover & Co
  10-14-98                                          5.55                    3,000,000                     2,992,950
Motorola
  11-24-98                                          5.24                    3,500,000                     3,472,700

Natl Rural Utilities
  10-27-98                                          5.58                   19,000,000                    18,879,178
Natl Rural Utilities Finance
  10-14-98                                          5.57                   12,000,000                    11,971,285
New Center Asset Trust
  10-13-98                                          5.55                   15,000,000                    14,972,450
Reed Elsevier
  11-02-98                                          5.58                   12,400,000(e)                 12,303,205
UBS Finance (Delaware)
  10-19-98                                          5.55                   10,000,000                     9,972,450
USAA Capital
  10-21-98                                          5.57                    9,300,000                     9,267,724
Xerox
  10-05-98                                          5.53                    1,500,000                     1,499,082
Xerox Credit
  10-05-98                                          5.53                   15,000,000                    14,990,833

Total                                                                                                   379,243,572

Letter of credit (0.4%)
Bank of America-
  AES Hawaii
  10-08-98                                          5.52                   10,900,000                    10,888,342

Total short-term securities
(Cost: $481,366,169)                                                                                   $481,202,487

Total investments in securities
(Cost: $2,737,130,732)(o)                                                                            $2,638,100,426




Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.
(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Sept. 30,1998, the value of foreign securities represented 21.8% of net assets.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
This security has been determined to be liquid under guidelines established by the board.
(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(g) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.
(h) Security is partially or fully on loan. See Note 5 to the financial statements.
(i) Pay-in-kind securities are securities in which the issuer has the option to make interest or dividend payments in cash or in additional securities. The securities issued as interest or dividends usually have the same terms, including maturity date, as the pay-in-kind securities.
(j) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended Sept. 30, 1998 are as follows:

Issuer                          Beginning       Purchase          Sales           Ending     Dividend      Value(a)
                                     cost           cost           cost             cost       income

China North Inds             $13,079,176     $        --            $--     $13,079,176     $825,000    $2,227,500
Fomento Economico
Mexicano ADR                          --      10,019,149             --      10,019,149       92,855     5,659,850

Total                         $13,079,176    $10,019,149            $--     $23,098,325     $917,855    $7,887,350


(k) Identifies issues considered to be illiquid as to their  marketability  (see
Note 1 to the financial statements).

Information concerning such security holdings at Sept. 30, 1998, is as follows:

Security                               Acquisition                  Cost
                                             dates

American United Life Insurance*
 7.75% 2026                               02-13-96            $5,000,000
Geotek Communications
 12.00% 2001 Cv Sr Sub Nts                 03-04-96            2,485,000
Veninfotel
 (U.S. Dollar) Cv Pay-in-kind
 10.00% 2002              03-05-97 through 07-23-97            2,250,000

     *Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(l) At Sept 30, 1998, cash or short-term securities were designated to cover open put options written as follows:

Issuer            Shares      Exercise       Expiration            Value(a)
                                 price             date

Russell 2000     175,000          $438        Dec. 1998         $12,701,874

(m) The following abbreviations are used in portfolio descriptions to identify the insurer of the issue:

    AMBAC -- American Municipal Bond Association Corporation

    MBIA -- Municipal Bond Investors Assurance

(n) At Sept. 30, 1998, the cost of securities purchased, including interest purchased, on a when-issued basis was $9,886,510.

(o) At Sept. 30, 1998, the cost of securities for federal income tax purpose was $2,742,575,277 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                  $178,187,664
Unrealized depreciation                                  (282,662,515)
Net unrealized depreciation                             $(104,474,851)


     See accompanying notes to investments in securities.


PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)      FINANCIAL STATEMENTS:

Financial Statements filed as part of this post-effective amendment:

         Strategist Growth and Income Fund, Inc.:

         Independent Auditor's Report dated November 6, 1998. Statement of assets and liabilities, September 30, 1998. Statement of operations, year ended September 30, 1998.
         Statement of changes in net assets, for the years ended September 30, 1998 and September 30, 1997.
         Notes to financial statements.

         Balanced Portfolio:

         Independent Auditor's Report dated November 6, 1998. Statement of assets and liabilities, September 30, 1998. Statement of operations, year ended September 30, 1998.
         Statement of changes in net assets, for the years ended September 30, 1998 and September 30, 1997.
         Notes to financial statements.
         Investments in securities, September 30, 1998.
         Notes to investments in securities.

         Equity Portfolio:

         Independent Auditor's Report dated November 6, 1998. Statement of assets and liabilities, September 30, 1998. Statement of operations, year ended September 30, 1998.
         Statement of changes in net assets, for the years ended September 30, 1998 and September 30, 1997.
         Notes to financial statements.
         Investments in securities, September 30, 1998.
         Notes to investments in securities.

         Equity Income Portfolio:

         Independent Auditor's Report dated November 6, 1998. Statement of assets and liabilities, September 30, 1998. Statement of operations, year ended September 30, 1998.
         Statement of changes in net assets, for the years ended September 30, 1998 and September 30, 1997.
         Notes to financial statements.
         Investments in securities, September 30, 1998.
         Notes to investments in securities.

         Total Return Portfolio:

         Independent Auditor's Report dated November 6, 1998. Statement of assets and liabilities, September 30, 1998. Statement of operations, year ended September 30, 1998.
         Statement of changes in net assets, for the years ended September 30, 1998 and September 30, 1997.
         Notes to financial statements.
         Investments in securities, September 30, 1998.
         Notes to investments in securities.

(b)      EXHIBITS:

1(a). Articles of Incorporation, dated Sept. 1, 1995, filed electronically on or about Nov. 1, 1995 as Exhibit 1 to Registrant's initial Registration Statement No. 33-63907 are incorporated herein by reference.

1(b). Articles of Amendment, dated April 4, 1996, filed electronically on or about April 17, 1996 as Exhibit 1(b) to Pre-Effective Amendment No. 2 to Registration Statement No. 33-63907 is incorporated herein by reference.

2.        Form of By-laws  dated  April 24,  1996,  is filed  electronically  as
          Exhibit  2  to   Registrant's   Post-Effective   Amendment  No.  2  to
          Registration Statement No. 33-63907, is incorporated herein by reference.

3.       Not Applicable.

4.       Not Applicable.

5.       Not Applicable.

6. Copy of Distribution Agreement, dated May 13, 1996, filed electronically as Exhibit 6 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated herein by reference.

7.       Not Applicable.

8(a). Copy of Custodian Agreement, dated May 13, 1996, filed electronically as Exhibit 8(a) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated herein by reference.

8(b). Copy of Addendum to Custodian Agreement, dated May 13, 1996, filed electronically as Exhibit 8(b) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated herein by reference.

9(a). Copy of Transfer Agency Agreement, between Registrant and American Express Client Service Corporation, dated January 1, 1998, is filed electronically herewith.

9(b). Copy of Administrative Services Agreement, dated May 13, 1996, filed electronically as Exhibit 9(b) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated herein by reference.

9(c). Copy of Agreement and Declaration of Unitholders, between Strategist Equity Income Fund and IDS Diversified Equity Income Fund, dated May 13, 1996, filed electronically as Exhibit 9(c) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated herein by reference.

9(d). Copy of Agreement and Declaration of Unitholders, between Strategist Balanced Fund and IDS Mutual, dated May 13, 1996, filed electronically as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated herein by reference.

9(e). Copy of Agreement and Declaration of Unitholders, between Strategist Equity Fund and IDS Stock Fund, Inc., dated May 13, 1996, filed electronically as Exhibit 9(e) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated herein by reference.

9(f). Copy of Agreement and Declaration of Unitholders, between Strategist Total Return Fund and IDS Managed Retirement Fund, Inc., dated May 13, 1996, filed electronically as Exhibit 9(f) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated herein by reference.

10. Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

11.      Independent auditors consent, is filed electronically herewith.

12.      Not Applicable.

13. Copy of Share Purchase Agreement, dated April 16, 1996, filed electronically as Exhibit 13 to Registrant's Pre-Effective Amendment No. 2, to Registration Statement No. 33-63907, is incorporated herein by reference.

14.      Not Applicable.

15. Copy of Plan and Agreement of Distribution, dated May 13, 1996, filed electronically as Exhibit 15 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated herein by reference.

16. Copy of schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22(b), filed on or about April 17, 1996 as Exhibit 16 to Registrant's Pre-Effective Amendment No. 2, to Registration Statement No. 33-63907, is incorporated herein by reference.

17.      Financial data schedules, are filed electronically herewith.

18.      Not Applicable.

19(a). Directors' Power of Attorney to sign Amendments to this Registration Statement, dated November 20, 1997, filed electronically as Exhibit 19(f) to Post-Effective Amendment No. 2 to Registration Statement No. 33-63907, is incorporated herein by reference.

19(b). Officers' Power of Attorney to sign Amendments to this Registration Statement, dated November 21, 1997, filed electronically as Exhibit 19(e) to Post-Effective Amendment No. 2, to Registration Statement No. 33-63907, is incorporated herein by reference.

19(c). Trustees' Power of Attorney to sign Amendments to this Registration Statement, dated January 7, 1998, is filed electronically herewith.

19(d). Officers' Power of Attorney to sign Amendments to this Registration Statement, dated April 11, 1996, filed electronically as Exhibit 19(b) to Pre-Effective Amendment No. 2, to Registration Statement No. 33-63907, is incorporated herein by reference.

Item 25. Persons Controlled by or Under Common Control with Registrant

                  None.

Item 26. Number of Holders of Securities

                (1)                                             (2)

                                                        Number of Record
                                                        Holders as of
         Title of Class                                 Nov. 13, 1998
         --------------                                 -------------
         Common Stock
         Strategist Balanced Fund                             56
         Strategist Equity Fund                               31
         Strategist Equity Income Fund                        45
         Strategist Total Return Fund                         19

Item 27. Indemnification

The Articles of Incorporation of the Registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The by-laws of the Registrant provide that present or former directors of officers of the Fund make or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnifies the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

American Express Financial Corporation is the investment advisor of the Portfolios of the Trust.


Item 28.          Business and Other Connections of Investment Adviser (American Express
                  Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

------------------------------- ---------------------------- ---------------------------- ----------------------------

Name and Title                  Other company(s)             Address                      Title within other
                                                                                          company(s)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Ronald G. Abrahamson,           American Express Client      IDS Tower 10                 Director and Vice President
Vice President                  Service Corporation          Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                Public Employee Payment                                   Director and Vice President
                                Company
------------------------------- ---------------------------- ---------------------------- ----------------------------

Douglas A. Alger,               American Express Financial   IDS Tower 10                 Senior Vice President
Senior Vice President           Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Peter J. Anderson,              Advisory Capital             IDS Tower 10                 Director
Director and Senior Vice        Strategies Group Inc.        Minneapolis, MN 55440
President

                                American Express Asset                                    Director and Chairman of
                                Management Group Inc.                                     the Board

                                American Express Asset                                    Director, Chairman of the
                                Management International,                                 Board and Executive Vice
                                Inc.                                                      President

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                IDS Capital Holdings Inc.                                 Director and President

                                IDS Futures Corporation                                   Director

                                NCM Capital Management       2 Mutual Plaza               Director
                                Group, Inc.                  501 Willard Street
                                                             Durham, NC  27701
------------------------------- ---------------------------- ---------------------------- ----------------------------

Ward D. Armstrong,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Service                                  Vice President
                                Corporation

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board
------------------------------- ---------------------------- ---------------------------- ----------------------------

John M. Baker,                  American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Trust                                    Senior Vice President
                                Company
------------------------------- ---------------------------- ---------------------------- ----------------------------

Gurudutt Baliga,                American Express Asset       IDS Tower 10                 Senior Vice President and
Vice President                  Management Group Inc.        Minneapolis, MN 55440        Chief Investment Officer

                                American Express Financial                                Vice President
                                Advisors Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Joseph M. Barsky III,           American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Timothy V. Bechtold,            American Centurion Life      IDS Tower 10                 Director
Vice President                  Assurance Company            Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                IDS Life Insurance Company                                Executive Vice President

                                IDS Life Insurance Company   P.O. Box 5144                Director and President
                                of New York                  Albany, NY 12205
------------------------------- ---------------------------- ---------------------------- ----------------------------

John C. Boeder,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205
------------------------------- ---------------------------- ---------------------------- ----------------------------

Douglas W. Brewers,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Karl J. Breyer,                 American Express Financial   IDS Tower 10                 Corporate Senior Vice
Director, Corporate Senior      Advisors Inc.                Minneapolis, MN 55440        President
Vice President

                                American Express Minnesota                                Director
                                Foundation
------------------------------- ---------------------------- ---------------------------- ----------------------------

Cynthia M. Carlson,             American Enterprise          IDS Tower 10                 Director, President and
Vice President                  Investment Services Inc.     Minneapolis, MN 55440        Chief Executive Officer

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Service                                  Vice President
                                Corporation
------------------------------- ---------------------------- ---------------------------- ----------------------------

Mark W. Carter,                 American Express Financial   IDS Tower 10                 Senior Vice President and
Senior Vice President and       Advisors Inc.                Minneapolis, MN 55440        Chief Marketing Officer
Chief Marketing Officer

                                IDS Life Insurance Company                                Executive Vice President
------------------------------- ---------------------------- ---------------------------- ----------------------------

James E. Choat,                 American Enterprise Life     IDS Tower 10                 Director, President and
Director and Senior Vice        Insurance Company            Minneapolis, MN 55440        Chief Executive Officer
President

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Kenneth J. Ciak,                AMEX Assurance Company       IDS Tower 10                 Director and President
Vice President and General                                   Minneapolis, MN 55440
Manager

                                American Express Financial                                Vice President and General
                                Advisors Inc.                                             Manager

                                IDS Property Casualty        1 WEG Blvd.                  Director and President
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Paul A. Connolly,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Colleen Curran,                 American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel

                                American Express Service                                  Vice President and Chief
                                Corporation                                               Legal Counsel
------------------------------- ---------------------------- ---------------------------- ----------------------------

Luz Maria Davis                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Douglas K. Dunning,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Gordon L. Eid,                  American Express Financial   IDS Tower 10                 Senior Vice President,
Director, Senior Vice           Advisors Inc.                Minneapolis, MN 55440        General Counsel and Chief
President, General Counsel                                                                Compliance Officer
and Chief Compliance Officer

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Wyoming Inc.

                                IDS Real Estate Services,                                 Vice President
                                Inc.

                                Investors Syndicate                                       Director
                                Development Corp.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Robert M. Elconin,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Vice President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Gordon M. Fines,                American Express Asset       IDS Tower 10                 Senior Vice President and
Vice President                  Management Group Inc.        Minneapolis, MN 55440        Chief Investment Officer

                                American Express Financial                                Vice President
                                Advisors Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Douglas L. Forsberg,            American Centurion Life      IDS Tower 10                 Director
Vice President                  Assurance Company            Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Jeffrey P. Fox,                 American Enterprise Life     IDS Tower 10                 Vice President and
Vice President and Corporate    Insurance Company            Minneapolis, MN 55440        Controller
Controller

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Corporate Controller
------------------------------- ---------------------------- ---------------------------- ----------------------------

Harvey Golub,                   American Express Company     American Express Tower       Chairman and Chief
Director                                                     World Financial Center       Executive Officer
                                                             New York, NY  10285

                                American Express Travel                                   Chairman and Chief
                                Related Services Company,                                 Executive Officer
                                Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

David A. Hammer,                American Express Financial   IDS Tower 10                 Vice President and
Vice President and Marketing    Advisors Inc.                Minneapolis, MN 55440        Marketing Controller
Controller

                                IDS Plan Services of                                      Director and Vice President
                                California, Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Lorraine R. Hart,               AMEX Assurance Company       IDS Tower 10                 Vice President
Vice President                                               Minneapolis, MN 55440

                                American Enterprise Life                                  Vice President
                                Insurance Company

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Partners Life                                    Director and Vice
                                Insurance Company                                         President

                                IDS Certificate Company                                   Vice President

                                IDS Life Insurance Company                                Vice President

                                IDS Life Series Fund, Inc.                                Vice President

                                IDS Life Variable Annuity                                 Vice President
                                Funds A and B

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President

                                IDS Life Insurance Company   P.O. Box 5144                Investment Officer
                                of New York                  Albany, NY 12205

                                IDS Property Casualty        1 WEG Blvd.                  Vice President
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Scott A. Hawkinson,             American Express Financial   IDS Tower 10                 Vice President and
Vice President and Controller   Advisors Inc.                Minneapolis, MN 55440        Controller
------------------------------- ---------------------------- ---------------------------- ----------------------------

Janis K. Heaney,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

James G. Hirsh,                 American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel
------------------------------- ---------------------------- ---------------------------- ----------------------------

Darryl G. Horsman,              American Express Trust       IDS Tower 10                 Director and President
Vice President                  Company                      Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Jeffrey S. Horton,              AMEX Assurance Company       IDS Tower 10                 Vice President, Treasurer
Vice President and Corporate                                 Minneapolis, MN 55440        and Assistant Secretary
Treasurer

                                American Centurion Life                                   Vice President and
                                Assurance Company                                         Treasurer

                                American Enterprise                                       Vice President and
                                Investment Services Inc.                                  Treasurer

                                American Enterprise Life                                  Vice President and
                                Insurance Company                                         Treasurer

                                American Express Asset                                    Vice President and
                                Management Group Inc.                                     Treasurer

                                American Express Asset                                    Vice President and
                                Management International                                  Treasurer
                                Inc.

                                American Express Client                                   Vice President and
                                Service Corporation                                       Treasurer

                                American Express                                          Vice President and
                                Corporation                                               Treasurer

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Arizona Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Idaho Inc.                                      Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Nevada Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oregon Inc.                                     Treasurer

                                American Express Minnesota                                Vice President and
                                Foundation                                                Treasurer

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Kentucky Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Maryland Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Pennsylvania Inc.

                                American Express Partners                                 Vice President and
                                Life Insurance Company                                    Treasurer

                                IDS Cable Corporation                                     Director, Vice President
                                                                                          and Treasurer

                                IDS Cable II Corporation                                  Director, Vice President
                                                                                          and Treasurer

                                IDS Capital Holdings Inc.                                 Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Certificate Company                                   Vice President and
                                                                                          Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Alabama Inc.                                              Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Arkansas Inc.                                             Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Massachusetts Inc.                                        Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                New Mexico Inc.                                           Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                North Carolina Inc.                                       Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Ohio Inc.                                                 Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Wyoming Inc.                                              Treasurer

                                IDS Life Insurance Company                                Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Treasurer

                                IDS Life Series Fund Inc.                                 Vice President and
                                                                                          Treasurer

                                IDS Life Variable Annuity                                 Vice President and
                                Funds A & B                                               Treasurer

                                IDS Management Corporation                                Director, Vice President
                                                                                          and Treasurer

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Treasurer

                                IDS Plan Services of                                      Vice President and
                                California, Inc.                                          Treasurer

                                IDS Real Estate Services,                                 Vice President and
                                Inc.                                                      Treasurer

                                IDS Realty Corporation                                    Vice President and
                                                                                          Treasurer

                                IDS Sales Support Inc.                                    Vice President and
                                                                                          Treasurer

                                IDS Securities Corporation                                Vice President and
                                                                                          Treasurer

                                Investors Syndicate                                       Vice President and
                                Development Corp.                                         Treasurer

                                IDS Property Casualty        1 WEG Blvd.                  Vice President, Treasurer
                                Insurance Company            DePere, WI 54115             and Assistant Secretary

                                Public Employee Payment                                   Vice President and
                                Company                                                   Treasurer
------------------------------- ---------------------------- ---------------------------- ----------------------------

David R. Hubers,                AMEX Assurance Company       IDS Tower 10                 Director
Director, President and Chief                                Minneapolis, MN 55440
Executive Officer

                                American Express Financial                                Chairman, President and
                                Advisors Inc.                                             Chief Executive Officer

                                American Express Service                                  Director and President
                                Corporation

                                IDS Certificate Company                                   Director

                                IDS Life Insurance Company                                Director

                                IDS Plan Services of                                      Director and President
                                California, Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Martin G. Hurwitz,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

James M. Jensen,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Vice President

                                IDS Life Series Fund, Inc.                                Director
------------------------------- ---------------------------- ---------------------------- ----------------------------

Marietta L. Johns,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Nancy E. Jones,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Service                                  Vice President
                                Corporation
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Ora J. Kaine,                   American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Matthew N. Karstetter,          American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Linda B. Keene,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

G. Michael Kennedy,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Susan D. Kinder,                American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                IDS Securities Corporation                                Director
------------------------------- ---------------------------- ---------------------------- ----------------------------

Brian C. Kleinberg,             American Enterprise          IDS Tower 10                 Director
Executive Vice President        Investment Services Inc.     Minneapolis, MN 55440

                                American Express Financial                                Executive Vice President
                                Advisors Inc.

                                American Express Service                                  Director
                                Corporation

                                AMEX Assurance Company                                    Director and Chairman of
                                                                                          the Board

                                American Partners Life                                    Executive Vice President
                                Insurance Company

                                IDS Property Casualty        1 WEG Blvd.                  Director and Chairman of
                                Insurance Company            DePere, WI 54115             the Board
------------------------------- ---------------------------- ---------------------------- ----------------------------

Richard W. Kling,               AMEX Assurance Company       IDS Tower 10                 Director
Director and Senior Vice                                     Minneapolis, MN 55440
President

                                American Centurion Life                                   Director
                                Assurance Company

                                American Enterprise Life                                  Director and Chairman of
                                Insurance Company                                         the Board

                                American Express                                          Director and President
                                Corporation

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Insurance                                Director and President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and President
                                Agency of Oregon Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                American Express Service                                  Vice President
                                Corporation

                                American Partners Life                                    Director and Chairman of
                                Insurance Company                                         the Board

                                IDS Certificate Company                                   Director and Chairman of
                                                                                          the Board

                                IDS Insurance Agency of                                   Director and President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Director and President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Director and President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Director and President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Director and President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Director and President
                                Wyoming Inc.

                                IDS Life Insurance Company                                Director and President

                                IDS Life Series Fund, Inc.                                Director and President

                                IDS Life Variable Annuity                                 Manager, Chairman of the
                                Funds A and B                                             Board and President

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

                                IDS Life Insurance Company   P.O. Box 5144                Director, Chairman of the
                                of New York                  Albany, NY 12205             Board and President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Paul F. Kolkman,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President

                                IDS Life Series Fund, Inc.                                Vice President and Chief
                                                                                          Actuary

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Claire Kolmodin,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Steve C. Kumagai,               American Express Financial   IDS Tower 10                 Director and Senior Vice
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440        President
President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Kurt A. Larson,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Lori J. Larson,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Daniel E. Laufenberg,           American Express Financial   IDS Tower 10                 Vice President and Chief
Vice President and Chief U.S.   Advisors Inc.                Minneapolis, MN 55440        U.S. Economist
Economist
------------------------------- ---------------------------- ---------------------------- ----------------------------

Peter A. Lefferts,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Trust                                    Director
                                Company

                                IDS Plan Services of                                      Director
                                California, Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Douglas A. Lennick,             American Express Financial   IDS Tower 10                 Director and Executive
Director and Executive Vice     Advisors Inc.                Minneapolis, MN 55440        Vice President
President

                                IDS Securities Corporation                                Director, President and
                                                                                          Chief Executive Officer
------------------------------- ---------------------------- ---------------------------- ----------------------------

Jonathan S. Linen,                                           IDS Tower 10
Director                                                     Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Mary J. Malevich,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Fred A. Mandell,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Sarah A. Mealey,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Paula R. Meyer,                 American Enterprise Life     IDS Tower 10                 Vice President
Vice President                  Insurance Company            Minneapolis, MN 55440

                                American Express                                          Director
                                Corporation

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Partners Life                                    Director and President
                                Insurance Company

                                IDS Certificate Company                                   Director and President

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President

                                Investors Syndicate                                       Director, Chairman of the
                                Development Corporation                                   Board and President
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

William P. Miller,              Advisory Capital             IDS Tower 10                 Vice President
Vice President and Senior       Strategies Group Inc.        Minneapolis, MN 55440
Portfolio Manager

                                American Express Asset                                    Senior Vice President and
                                Management Group Inc.                                     Chief Investment Officer

                                American Express Financial                                Vice President and Senior
                                Advisors Inc.                                             Portfolio Manager
------------------------------- ---------------------------- ---------------------------- ----------------------------

James A. Mitchell,              AMEX Assurance Company       IDS Tower 10                 Director
Director and Executive Vice                                  Minneapolis, MN 55440
President

                                American Enterprise                                       Director
                                Investment Services Inc.

                                American Express Financial                                Executive Vice President
                                Advisors Inc.

                                American Express Service                                  Director and Senior Vice
                                Corporation                                               President

                                American Express Tax and                                  Director
                                Business Services Inc.

                                IDS Certificate Company                                   Director

                                IDS Life Insurance Company                                Director, Chairman of the
                                                                                          Board and Chief Executive
                                                                                          Officer

                                IDS Plan Services of                                      Director
                                California, Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Pamela J. Moret,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Trust                                    Vice President
                                Company

                                IDS Life Insurance Company                                Executive Vice President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Barry J. Murphy,                American Express Client      IDS Tower 10                 Director and President
Director and Senior Vice        Service Corporation          Minneapolis, MN 55440
President

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Mary Owens Neal,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Michael J. O'Keefe,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

James R. Palmer,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Vice President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Carla P. Pavone,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                Public Employee Payment                                   Director and President
                                Company
------------------------------- ---------------------------- ---------------------------- ----------------------------

Thomas P. Perrine,              American Express Financial   IDS Tower 10                 Senior Vice President
Senior Vice President           Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Susan B. Plimpton,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Ronald W. Powell,               American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel

                                IDS Cable Corporation                                     Vice President and
                                                                                          Assistant Secretary

                                IDS Cable II Corporation                                  Vice President and
                                                                                          Assistant Secretary

                                IDS Management Corporation                                Vice President and
                                                                                          Assistant Secretary

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Assistant Secretary

                                IDS Plan Services of                                      Vice President and
                                California, Inc.                                          Assistant Secretary

                                IDS Realty Corporation                                    Vice President and
                                                                                          Assistant Secretary
------------------------------- ---------------------------- ---------------------------- ----------------------------

James M. Punch,                 American Express Financial   IDS Tower 10                 Vice President and Project
Vice President and Project      Advisors Inc.                Minneapolis, MN 55440        Manager
Manager
------------------------------- ---------------------------- ---------------------------- ----------------------------

Frederick C. Quirsfeld,         American Express Asset       IDS Tower 10                 Senior Vice President and
Senior Vice President           Management Group Inc.        Minneapolis, MN 55440        Senior Portfolio Manager

                                American Express Financial                                Senior Vice President
                                Advisors Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Rollyn C. Renstrom,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

ReBecca K. Roloff,              American Express Financial   IDS Tower 10                 Senior Vice President
Senior Vice President           Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Stephen W. Roszell,             Advisory Capital             IDS Tower 10                 Director
Senior Vice President           Strategies Group Inc.        Minneapolis, MN 55440

                                American Express Asset                                    Director, President and
                                Management Group Inc.                                     Chief Executive Officer

                                American Express Asset                                    Director
                                Management International,
                                Inc.

                                American Express Asset                                    Director
                                Management Ltd.

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Trust                                    Director
                                Company
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Erven A. Samsel,                American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Stuart A. Sedlacek,             American Enterprise Life     IDS Tower 10                 Executive Vice President
Senior Vice President and       Insurance Company            Minneapolis, MN 55440
Chief Financial Officer

                                American Express Financial                                Senior Vice President and
                                Advisors Inc.                                             Chief Financial Officer

                                American Express Trust                                    Director
                                Company

                                American Partners Life                                    Director and Vice President
                                Insurance Agency

                                IDS Certificate Company                                   Director and President

                                IDS Life Insurance Company                                Executive Vice President
                                                                                          and Controller
------------------------------- ---------------------------- ---------------------------- ----------------------------

Donald K. Shanks,               AMEX Assurance Company       IDS Tower 10                 Senior Vice President
Vice President                                               Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Senior Vice President
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

F. Dale Simmons,                AMEX Assurance Company       IDS Tower 10                 Vice President
Vice President                                               Minneapolis, MN 55440

                                American Enterprise Life                                  Vice President
                                Insurance

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Partners Life                                    Vice President
                                Insurance Company

                                IDS Certificate Company                                   Vice President

                                IDS Life Insurance Company                                Vice President

                                IDS Partnership Services                                  Director and Vice President
                                Corporation

                                IDS Real Estate Services                                  Chairman of the Board and
                                Inc.                                                      President

                                IDS Realty Corporation                                    Director and Vice President

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Assistant Treasurer
------------------------------- ---------------------------- ---------------------------- ----------------------------

Judy P. Skoglund,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Bridget Sperl,                  American Express Client      IDS Tower 10                 Vice President
Vice President                  Service Corporation          Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                Public Employee Payment                                   Director and President
                                Company
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Lisa A. Steffes,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

William A. Stoltzmann,          American Enterprise Life     IDS Tower 10                 Director, Vice President,
Vice President and Assistant    Insurance Company            Minneapolis, MN 55440        General Counsel and
General Counsel                                                                           Secretary

                                American Express                                          Director, Vice President
                                Corporation                                               and Secretary

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Assistant General Counsel

                                American Partners Life                                    Director, Vice President,
                                Insurance Company                                         General Counsel and
                                                                                          Secretary

                                IDS Life Insurance Company                                Vice President, General
                                                                                          Counsel and Secretary

                                IDS Life Series Fund Inc.                                 General Counsel and
                                                                                          Assistant Secretary

                                IDS Life Variable Annuity                                 General Counsel and
                                Funds A & B                                               Assistant Secretary
------------------------------- ---------------------------- ---------------------------- ----------------------------

James J. Strauss,               American Express Financial   IDS Tower 10                 Vice President and General
Vice President and General      Advisors Inc.                Minneapolis, MN 55440        Auditor
Auditor
------------------------------- ---------------------------- ---------------------------- ----------------------------

Jeffrey J. Stremcha,            American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Barbara Stroup Stewart,         American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Wesley W. Wadman,               American Express Asset       IDS Tower 10                 Executive Vice President
Vice President                  Management Group Inc.        Minneapolis, MN 55440

                                American Express Asset                                    Director and Senior Vice
                                Management International,                                 President
                                Inc.

                                American Express Asset                                    Director and Vice Chairman
                                Management Ltd.

                                American Express Financial                                Vice President
                                Advisors Inc.

                                IDS Fund Management Limited                               Director and Vice Chairman
------------------------------- ---------------------------- ---------------------------- ----------------------------

Norman Weaver Jr.,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Michael L. Weiner,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Capital Holdings Inc.                                 Vice President

                                IDS Futures Brokerage Group                               Vice President

                                IDS Futures Corporation                                   Vice President, Treasurer
                                                                                          and Secretary

                                IDS Sales Support Inc.                                    Director, Vice President
                                                                                          and Assistant Treasurer
------------------------------- ---------------------------- ---------------------------- ----------------------------

Lawrence J. Welte,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Jeffry F. Welter,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Edwin M. Wistrand,              American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel
------------------------------- ---------------------------- ---------------------------- ----------------------------

Michael D. Wolf,                American Express Asset       IDS Tower 10                 Executive Vice President
Vice President                  Management Group Inc.        Minneapolis, MN 55440        and Senior Portfolio
                                                                                          Manager

                                American Express Financial                                Vice President
                                Advisors Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Michael R. Woodward,            American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205
------------------------------- ---------------------------- ---------------------------- ----------------------------


Item 29. Principal Underwriters.

(a)      American Express Service Corporation acts as principal underwriter for the following investment companies:

         Strategist Income Fund, Inc.; Strategist Growth Fund, Inc.; Strategist Growth and Income
         Fund, Inc.; Strategist World Fund, Inc.; Strategist Tax-Free Income Fund, Inc., APL
         Variable Annuity Account 1, ACL Variable Annuity Account 1 and IDS Certificate Company.

(b)      As to each director, officer or partner of the principal underwriter:


Name and Principal Business Address        Position and Offices with Underwriter   Offices with Registrant
------------------------------------------ --------------------------------------- ---------------------------

Ward D. Armstrong                          Vice President - Workplace Financial    None
IDS Tower 10                               Services
Minneapolis, MN  55440

Cynthia M. Carlson                         Vice President                          None
IDS Tower 10
Minneapolis, MN  55440

John R. Cattau                             Vice President                          None
American Express Tower
World Financial Center
New York, NY  10285

Colleen Curran                             Vice President and Chief Legal Counsel  None
IDS Tower 10
Minneapolis, MN  55440

David R. Hubers                            Director and President                  None
IDS Tower 10
Minneapolis, MN  55440

James A. Jacobs                            Vice President-Sales and Service        None
IDS Tower 10
Minneapolis, MN  55440

Nancy E. Jones                             Vice President - Business Development   None
IDS Tower 10
Minneapolis, MN  55440

Verna J. Kaufman                           Vice President                          None
IDS Tower 10
Minneapolis, MN  55440

Brian C. Kleinberg                         Director                                None
IDS Tower 10
Minneapolis, MN  55440

Richard W. Kling                           Vice President                          None
IDS Tower 10
Minneapolis, MN  55440

Timothy S. Meehan                          Secretary                               None
IDS Tower 10
Minneapolis, MN  55440

James A. Mitchell                          Director and Senior Vice President      Board member and President
IDS Tower 10
Minneapolis, MN  55440

Julia K. Morton                            Vice President and Chief Financial      None
IDS Tower 10                               Officer
Minneapolis, MN  55440


Item 29(c).           Not applicable.

Item 30.              Location of Accounts and Records

                      American Express Financial Corporation
                      IDS Tower 10
                      Minneapolis, MN  55440

Item 31.              Management Services

                      Not Applicable.

Item 32.              Undertakings

          (a)  Not Applicable.

          (b) Registrant hereby undertakes to file a Post-Effective Amendment, using financial statements which need not be certified, within four to six months from the effective date of the post-effective amendment to Registrant's 1933 Act Registration Statement or within 60 days of the four to six month period in compliance with the generic comment letter of the Division of Investment Management dated Feb. 25, 1995, section V - Financial Statements, or commencement of operations by the Fund, whichever is later.

        (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Strategist Growth and Income Fund, Inc., certifies that it meets the requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis and State of Minnesota on the 25th day of November, 1998.

STRATEGIST GROWTH AND INCOME FUND, INC.

By /s/   James A. Mitchell*
         James A. Mitchell, President



By /s/   Steve Turbenson
         Steve Turbenson, Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of November, 1998.

Signature                                            Title

By /s/   Rodney P. Burwell**                         Director
         Rodney P. Burwell

By /s/   Jean B. Keffeler**                          Director
         Jean B. Keffeler

By /s/   Brian Kleinberg**                           Director
         Brian Kleinberg

By /s/   Thomas R. McBurney**                        Director
         Thomas R. McBurney

By /s/   James A. Mitchell**                         Director
         James A. Mitchell

*Signed pursuant to Officers' Power of Attorney, dated November 21, 1997, filed electronically as Exhibit 19(e) to Registrant's Post-Effective Amendment No. 2, by:



/s/ Eileen J. Newhouse
Eileen J. Newhouse

**Signed pursuant to Directors' Power of Attorney, dated November 20, 1997, filed electronically as Exhibit 19(f) to Registrant's Post-Effective Amendment No. 2, by:



/s/ Eileen J. Newhouse
Eileen J. Newhouse

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, GROWTH AND INCOME TRUST consents to the filing of this Amendment to the Registration Statement signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 25th day of November, 1998.


GROWTH AND INCOME TRUST

By /s/   William R. Pearce**
         William R. Pearce, Chief Executive Officer



By /s/   Stuart A. Seclacek***
         Stuart A. Sedlacek, Treasurer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of November, 1998.

Signatures                                           Capacity

/s/  William R. Pearce*                              Chairman of the Board
     William R. Pearce

/s/  H. Brewster Atwater, Jr.*                       Trustee
     H. Brewster Atwater, Jr.

/s/  Lynne V. Cheney*                                Trustee
     Lynne V. Cheney

/s/  William H. Dudley*                              Trustee
     William H. Dudley

/s/  David R. Hubers*                                Trustee
     David R. Hubers

/s/  Heinz F. Hutter*                                Trustee
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Trustee
     Anne P. Jones

Signatures                                           Capacity

/s/  Alan K. Simpson*                                Trustee
     Alan K. Simpson

/s/  Edson W. Spencer*                               Trustee
     Edson W. Spencer

/s/  John R. Thomas*                                 Trustee
     John R. Thomas

/s/  Wheelock Whitney*                               Trustee
     Wheelock Whitney

/s/  C. Angus Wurtele*                               Trustee
     C. Angus Wurtele


*Signed pursuant to Trustees' Power of Attorney, dated January 7, 1998, filed electronically herewith, by:



/s/ Leslie L. Ogg
Leslie L. Ogg

**Signed pursuant to Officers' Power of Attorney, dated April 11, 1996, filed electronically as Exhibit 19(b) to Registrant's Pre-Effective Amendment No. 2, by:



/s/ Leslie L. Ogg
Leslie L. Ogg

***Signed pursuant to Officer's Power of Attorney, dated November 24, 1998, by:



/s/ Leslie L. Ogg
Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 3 TO REGISTRATION STATEMENT NO. 33-63907


This Amendment to the Registration Statement comprises the following papers and documents:

The facing sheet.

Cross reference sheet.

Part A.

         The prospectus.

Part B.

         Statement of Additional Information.

         Financial Statements.

Part C.

         Other Information.

The signatures.